                                                              File No. 333-16133
                                                                        811-4320

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                 POST-EFFECTIVE
                              AMENDMENT NO. 1 TO


                                    FORM S-6

                FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933
                     OF SECURITIES OF UNIT INVESTMENT TRUSTS
                            REGISTERED ON FORM N-8B-2

Exact name of trust:              OHIO NATIONAL VARIABLE ACCOUNT R

Name of depositor:                OHIO NATIONAL LIFE ASSURANCE CORPORATION

          Complete address of depositor's principal executive offices:

                                One Financial Way
                                Cincinnati, Ohio 45242

Name and complete address of agent for service:

                                  Ronald L. Benedict, Esq.
                                  Ohio National Life Assurance Corporation
                                  P.O. Box 237
                                  Cincinnati, Ohio  45201

Notice to:                        W. Randolph Thompson, Esq.
                                  Of Counsel
                                  Jones & Blouch L.L.P.
                                  Suite 405 West
                                  1025 Thomas Jefferson Street, N.W.
                                  Washington, D.C.  20007


It is proposed that this filing will become effective (check appropriate box):

       immediately upon filing pursuant to paragraph (b)
    --

    X  on May 1, 1998 pursuant to paragraph (b)
    --

       60 days after filing pursuant to paragraph (a)(i) on (date) pursuant to -- paragraph (a)(i)

       75 days after filing pursuant to paragraph (a)(ii)
    --

       on (date) pursuant to paragraph (a)(ii) of Rule 485.
    --


If appropriate, check the following box:

       This post-effective amendment designates a new effective date for a -- previously filed post-effective amendment.


Title and amount of securities being registered: FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE CONTRACTS ("VARI-VEST V"). Registrant has heretofore registered an indefinite amount of such flexible premium variable life insurance contracts under the Securities Act of l933 pursuant to Rule 24f-2 and on March 30, 1998 filed its Form 24F-2 for its most recent fiscal year.




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                                     PART I

                                   PROSPECTUS
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                                   PROSPECTUS
                                   VARI-VEST V
                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE CONTRACT
                    OHIO NATIONAL LIFE ASSURANCE CORPORATION
                      OHIO NATIONAL LIFE VARIABLE ACCOUNT R
                                ONE FINANCIAL WAY
                             CINCINNATI, OHIO 45242
                            TELEPHONE (513) 794-6100

This prospectus describes a flexible premium variable life insurance contract (the "contract") offered through Ohio National Variable Account R (the "variable account"), a separate account of Ohio National Life Assurance Corporation (the "Company"). The Company is a subsidiary of The Ohio National Life Insurance Company ("Ohio National Life").

The contract described herein has a minimum stated amount of $50,000 and a sales charge which is deducted from accumulation value upon surrender, lapse, partial surrender or a decrease in stated amount during the first twenty contract years. Because of the substantial nature of the surrender charge, the contract is not suitable for short term investment purposes. The contract generally will not be issued to a person over age 80.

The contract is "flexible" because, subject to certain restrictions, it permits you to adjust the timing and amount of your premium payments, to direct net premiums to one or more of the subaccounts of the variable account or to the general account, to choose from two death benefit plans, and to increase or decrease the level of death benefits under such plans. The contract is "variable" because the value of the contract will change with the performance of the investment media selected. The flexible and variable features of the contract give you the opportunity throughout your lifetime to meet your changing life insurance needs and to accommodate to changing economic conditions within the framework of a single insurance policy. For this reason, it may not be to your advantage to purchase a contract as a means of obtaining additional insurance if you already own another flexible premium variable life insurance policy.

The contract provides life insurance coverage to age 100. You may choose either a level or variable death benefit plan. The level plan provides a fixed benefit (the "stated amount") to be paid on the death of the insured. The level plan contract operates in a manner similar to a whole life insurance policy, except that its accumulation value varies with investment performance. The variable plan contract provides a death benefit equal to the sum of the stated amount and the contract's accumulation value. Accordingly, the variable plan death benefit generally varies dollar for dollar with the contract's accumulation value. Under either plan, the Company offers to insure the death benefit against adverse investment performance by guaranteeing that the death benefit will never be less than the contract's stated amount, provided you satisfy a minimum premium requirement.

When you purchase a contract, you will be required to pay an initial premium. You must satisfy the minimum premium requirement if you wish to keep the death benefit guarantee in effect. In addition, there is a guideline annual premium which is used to determine the amount of sales charge we may deduct from your premium payments.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THIS PROSPECTUS SHOULD BE RETAINED FOR FUTURE REFERENCE. IT SHOULD BE ACCOMPANIED BY THE CURRENT PROSPECTUS OF THE FUND.


                                  May 1, 1998


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As a planning device, you will be asked to adopt a planned premium schedule that indicates the level of your intended payments under the contract. The planned premium will generally fall somewhere between the minimum and guideline annual premium amounts. The exact amount of such premium will depend upon your objectives and your estimate of long-term investment performance. The minimum, guideline and planned premiums will be set forth on the specification page of your contract. While such premiums affect the amount and timing of your premium payments in limited ways, the contract is designed to afford you substantial flexibility with respect to such premium payments. In the absence of premium payments, including the minimum premium required to keep the death benefit guarantee in effect, the contract will remain in force as long as the cash surrender value (less any contract indebtedness) is sufficient to pay the next monthly deduction for contract charges.


Net premiums will be allocated at your direction among the investment accounts offered by the Company. Currently, the Company offers 15 such investment accounts: the 14 subaccounts of the variable account and the Company's general account. Each of the variable subaccounts invests in a corresponding portfolio of Ohio National Fund, Inc. or, in the case of the Emerging Markets subaccount, in the Emerging Markets Fund, a series of the Montgomery Funds III (collectively referred to herein as the "Fund"). Ohio National Fund, Inc. is a series mutual fund which includes equity, money market, bond, flexible, international, capital appreciation, small cap, global contrarian, aggressive growth, core growth, growth & income, S&P 500 index and social awareness portfolios as well as other portfolios not available for the contract. Montgomery Fund III is a series mutual fund having other portfolios not available for the contract. The investment portfolios are described in the accompanying prospectuses of the Fund and the Emerging Markets Fund. Your contract's accumulation value will reflect the investment performance of the subaccounts you select and is not guaranteed.


Should the need arise, you may obtain access to the cash surrender value of your contract after the first contract year through loans or, after the second contract year, partial surrenders, without terminating your insurance coverage. In addition, you may surrender your contract at any time and receive its cash surrender value.

The Company offers other flexible premium variable life policies (the "policies") which are substantially similar to the contract except that they have a different charge structure. Consult your agent concerning whether the contract or one of the policies would better suit your needs.


The Year 2000 Issue

The Company has considered the impact on its business of "Year 2000" issues. It has developed a remedial plan for its computer systems and applications. Conversion activities are presently in process and the Company expects conversion testing and implementation to be completed by December 31, 1998. While the Company has been assured by suppliers of financial services (including underlying mutual funds, custodians, transfer agents and accounting agents) that their systems either are already compliant or will be so by December 31, 1998, the Company's internal auditors intend to independently test those systems (other than systems of unaffiliated mutual funds and their suppliers) to verify their compliance. The failure of the Company or one of its suppliers to achieve timely and complete compliance could materially impair the Company's ability to conduct its business, including its ability to accurately and timely value interests in the contracts.




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                                TABLE OF CONTENTS

Definitions.........................................................   5

Introduction........................................................   8

Assumptions And Scope Of Prospectus.................................   8

Summary.............................................................   8

Ohio National Financial Services Group..............................  12
     Ohio National Life Assurance Corporation (the "Company").......  12
     The Ohio National Life Insurance Company ("Ohio National Life")  12
     Ohio National Variable Account R (the "variable account")......  13
     Ohio National Fund, Inc.  (the "Fund")........................   13
     Emerging Markets Fund.........................................   15
     Mixed and Shared Funding......................................   15

Death Benefits.....................................................   15
     Plan A - Level Benefit........................................   16
     Plan B - Variable Benefit.....................................   16
     Change in Death Benefit Plan..................................   17
     Death Benefit Guarantee.......................................   18
     Changes in Stated Amount......................................   18

Accumulation Value.................................................   19
     Determination of Variable Account Accumulation Values.........   19
     Accumulation Unit Values......................................   20
     Loans.........................................................   20
     Surrender Privileges..........................................   21
     Maturity......................................................   22


Premiums...........................................................   22
     Purchasing a Contract.........................................   22
     Payment of Premiums...........................................   23
     Initial Premiums..............................................   23
     Term Insurance Conversion Credit..............................   23
     Minimum Premiums..............................................   23
     Planned Premiums..............................................   23
     Allocation of Premiums........................................   24
     Transfers.....................................................   24
     Dollar Cost Averaging.........................................   25
     TeleAccess....................................................   25
     Lapse.........................................................   25
     Reinstatement.................................................   26
     Conversion....................................................   26
     Free Look.....................................................   26


Charges And Deductions.............................................   26
     Premium Expense Charge........................................   26
     Ohio National Life Employee Discount..........................   26
     Monthly Deduction.............................................   27
     Risk Charge...................................................   27
     Surrender Charge..............................................   27
     Service Charges...............................................   29
     Other Charges.................................................   29


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General Provisions.................................................   30
     Voting Rights.................................................   30
     Additions, Deletions or Substitutions of Investments..........   31
     Annual Report.................................................   31
     Limitation on Right to Contest................................   31
     Misstatements.................................................   31
     Suicide.......................................................   32
     Beneficiaries.................................................   32
     Postponement of Payments......................................   32
     Assignment....................................................   32
     Non-Participating Contract....................................   32

The General Account................................................   32
     General Description...........................................   32
     Accumulation Value............................................   33
     Optional Insurance Benefits...................................   33
     Settlement Options............................................   33

Distribution Of The Contract.......................................   34

Management Of The Company..........................................   34

Custodian..........................................................   35

State Regulation Of The Company....................................   35

Federal Tax Matters................................................   35
     Contract Proceeds.............................................   35
     Correction of Modified Endowment Contract.....................   36
     Right to Charge for Company Taxes.............................   36

Employee Benefit Plans.............................................   36

Legal Proceedings..................................................   36

Legal Matters......................................................   36

Experts............................................................   37

Registration Statement.............................................   37

Financial Statements...............................................   37

THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. THE COMPANY DOES NOT AUTHORIZE ANY INFORMATION OR REPRESENTATIONS REGARDING THE VARIABLE ASPECTS OF THE CONTRACT DESCRIBED IN THIS PROSPECTUS OTHER THAN AS CONTAINED IN THIS PROSPECTUS, THE PROSPECTUS OF THE FUND OR THE STATEMENT OF ADDITIONAL INFORMATION OF THE FUND.


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
                                   DEFINITIONS

Accumulation Value - the sum of the contract accumulation values in the subaccounts of the variable account, the general account and the loan collateral account.

Age - the insured's age at his or her nearest birthday.

Attained Age - the insured's age at the end of the most recent contract year.

Beneficiary - the beneficiary designated by the contractowner in the application or in the latest notification of change of beneficiary filed with us. If the contractowner is the insured and if no beneficiary survives the insured, the insured's estate will be the beneficiary. If the contractowner is not the insured and no beneficiary survives the insured, the contractowner or his estate will be the beneficiary.

Cash Surrender Value - the accumulation value less any applicable surrender charges.

Code - the Internal Revenue Code of 1954, as amended, and all regulations promulgated thereunder.

Commission - the Securities and Exchange Commission.

Contract - the flexible premium variable life insurance contract offered by this prospectus.

Contract Date - the date as of which insurance coverage and contract charges begin. The contract date is used to determine contract months and years.

Contract Month - each contract month starts on the same date in each calendar month as the contract date.

Contract Year - each contract year starts on the same date in each calendar year as the contract date.

Contract Indebtedness - the total of any unpaid contract loans.

Contractowner - the person so designated on the specification page of the contract.

Corridor Percentage Test - a method of determining the death benefit as required by the Code to qualify the contract as a "life insurance contract" thereunder. The death benefit so determined equals the cash value plus the cash value multiplied by a percentage which varies with age as specified by the Code.

Death Benefit - the amount payable upon the death of the insured, before deductions for contract indebtedness and unpaid monthly deductions.

Death Benefit Guarantee - our guarantee that the contract will never lapse if you have met the minimum premium requirement.

Free Look - your right to cancel the contract or any increase for a specified period and to obtain a full refund of premiums paid with respect to such contract or increase.


Fund - Ohio National Fund, Inc. and the Emerging Markets Fund.


General Account - our assets other than those allocated to the variable account or any other separate account we may establish.

GuidelineAnnual Premium - the level annual premium that would be payable through the contract maturity date for a specified stated amount of coverage if we scheduled premiums as to both timing and amount and such premiums were based on the 1980 Commissioners Standard Ordinary Mortality Table, net investment earnings at an annual effective rate of 5%, and fees and charges as set forth in the contract.

Home Office - our principal executive offices located at One Financial Way, Cincinnati, Ohio 45242.

Initial Premium - an amount required to commence contract coverage at least equal to one monthly minimum premium.


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Insured - the person upon whose life the contract is issued.

Issue Date - the date we approve your application and issue your contract. The issue date will be the same as the contract date except for backdated contracts, for which the contract date will be prior to the issue date.

Loan Collateral Account - an account to which accumulation value in an amount equal to a contract loan is transferred pro rata from the subaccounts of the variable account and the general account.

Loan Value - the maximum amount that may be borrowed under the contract. The loan value equals the cash surrender value less the cost of insurance charges for the balance of the contract year. The loan value less contract indebtedness equals the amount you borrow at any time.

Maturity Date - unless otherwise specified in the contract, the maturity date is the end of the contract year nearest the insured's 100th birthday.

Minimum Premium - the monthly premium set forth on the contract specification page necessary to maintain the death benefit guarantee. Although the minimum premium is expressed as a monthly amount, you need not pay it each month. Rather, you must pay, cumulatively, premiums which equal or exceed the sum of the minimum premiums required during the applicable time period.

Monthly Deduction - the monthly charge against cash value which includes the cost of insurance, an administration charge, a risk charge for the death benefit guarantee and the cost of any optional insurance benefits added by rider.

Net Premiums - the premiums you pay less the premium expense charge.

Planned Premium - a schedule indicating the contractowner's planned premium payments under the contract. The schedule is a planning device only and need not be adhered to.

Portfolio- a portion of the Fund's assets represented by a separate class or series of stock and having a specified investment objective.

Premium Expense Charge - an amount deducted from gross premiums consisting of a federal tax charge and any state premium tax and other state and local taxes applicable to your contract.

Proceeds - the amount payable on surrender, maturity or death.

Process Day - the first day of each contract month. Monthly deductions and any credits are made on this day.

Pronouns - "our", "us" or "we" means Ohio National Life Assurance Corporation.
    "You", "your" or "yours" means the insured. If the insured is not the contractowner, "you", "your" or "yours" means the contractowner when referring to contract rights, payments and notices.

Receipt - with respect to transactions requiring valuation of variable account assets, a notice or request is deemed received by us on the date actually received if received on a valuation date prior to 4:00 p.m. Eastern time. If received on a day that is not a valuation date or after 4:00 p.m. Eastern time on a valuation date, it is deemed received on the next valuation date.

Risk Charge - the charge imposed by the Company against variable account assets for assuming the expense and mortality risks under the contract.

Settlement Options - methods of paying the proceeds other than in a lump sum.

Stated Amount - the minimum death benefit payable under the contract as long as the contract remains in force and which is set forth on the contract specification page.

Subaccount - a subdivision of the variable account which invests exclusively in the shares of a corresponding portfolio of the Fund or of another mutual fund.


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Surrender Charge - a two part charge assessed in connection with contract surrenders, lapses and decreases in stated amount, consisting of a contingent deferred sales charge applicable for 20 years, and a contingent deferred insurance underwriting charge applicable for 8 years, from the contract date with respect to your initial stated amount and from the date of any increase in stated amount with respect to such increase.


Valuation Date - each day on which the net asset value of Fund shares is determined. See the accompanying Fund prospectus.


Valuation Period - the period between two successive valuation dates which begins at 4:00 p.m. Eastern time on one valuation date and ends at 4:00 p.m. Eastern time on the next valuation date.

Variable Account - Ohio National Variable Account R.


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                                  INTRODUCTION

As described on the cover page of this prospectus, the contract offered hereby is a flexible premium variable life insurance contract which enables you throughout your lifetime to accommodate to your changing insurance needs and to changing economic conditions within the framework of a single insurance policy. The contract provides for death benefits, cash values, loans, a variety of settlement options and other features traditionally associated with life insurance.

The contract is similar to traditional life insurance in a number of respects. You receive insurance coverage to age 100 at least equal to the stated amount as long as the contract has a positive cash surrender value or the death benefit guarantee is in effect. You may surrender the contract at any time and receive its cash surrender value. After the first contract year, you may borrow up to the loan value of the contract. To the extent that you elect to allocate net premiums to the general account, the investment return on the contract is guaranteed.

The contract also has several significant features which differentiate it from traditional life insurance. There is no schedule of required premiums to keep the contract in force. Instead, within certain limits, you may adjust the timing and amount of your premium payments to suit your individual circumstances. In addition, you direct the investment of your net premiums and resulting cash values, which will vary with the investment performance of the subaccounts of the variable subaccount you select. However, unlike traditional insurance, such values are neither guaranteed nor limited to an assumed rate of interest. The contract also permits you to elect a variable death benefit plan as an alternative to a level plan, the latter being similar in many respects to a traditional whole life policy. Finally, the contract under either plan permits you to increase the stated amount of insurance coverage any time after the first contract year and to decrease the stated amount two years after the issue date.

                       ASSUMPTIONS AND SCOPE OF PROSPECTUS

This prospectus relates principally to the variable account and contains only selected information regarding the general account. (See "The General Account" at page 32.) For details regarding elements of the contract involving the general account, see your contract.

Unless otherwise indicated or required by the context, the discussion throughout this prospectus assumes: that (1) "you", the "contractowner" and the "insured" are the same person (such terms generally being used interchangeably), (2) the death benefit guarantee is in effect, (3) the cash surrender value of your contract is sufficient to pay the next monthly deduction, (4) there is no outstanding contract indebtedness, (5) the death benefit is not determined by the corridor percentage test, (6) the contract is not backdated, and (7) payments under the contract have not been made in a way that would cause the contract to be treated as a modified endowment contract under federal law.

                                     SUMMARY

The following summary is intended to provide you with a general description of the most important features of the contract. To understand this summary, reference should be made to the preceding "Definitions" section for the meaning of various terms. This summary is not comprehensive and is qualified in its entirety by the more specific information contained in this prospectus, the attached Fund prospectuses and the statements of additional information referred to therein. This summary presents selected information in the same sequence and employs the same headings as the body of the prospectus. Consult the table of contents to locate the fuller discussion of each item included herein.


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OHIO NATIONAL FINANCIAL SERVICES GROUP

OHIO NATIONAL LIFE ASSURANCE CORPORATION (the "Company") - a stock life insurance company established under the laws of Ohio on June 26, 1979.


THE OHIO NATIONAL LIFE INSURANCE COMPANY ("Ohio National Life") - a mutual life insurance company organized in 1909 under the laws of Ohio which currently has assets in excess of $6.3 billion. Ohio National Life controls the Company and the Fund. While Ohio National Life's experienced personnel and facilities are available to assist in administering the Company and its flexible product program, its assets do not back the contract.


OHIO NATIONAL VARIABLE ACCOUNT R (the "variable account") - established by the Company on May 6, 1985 as a means of offering the types of contract described in this prospectus. Net premiums allocated to the variable account are segregated from the Company's other assets and are protected from claims and liabilities arising from the Company's other lines of business. The Company's general account assets, however, are available to support benefits under the contract.

There are currently 14 separate subaccounts within the variable account. The assets of each are invested exclusively in shares of a corresponding investment portfolio of the Fund or, in the case of the Emerging Markets subaccount, in the Emerging Markets Fund.


OHIO NATIONAL FUND, INC. (the "Fund") is an open-end diversified management investment company, commonly referred to as a mutual fund. It currently has 20 investment portfolios, in 13 of which the contracts' assets may be invested: the Equity Portfolio, Money Market Portfolio, Bond Portfolio, Omni Portfolio (a flexible portfolio fund), International Portfolio, Capital Appreciation Portfolio, Small Cap Portfolio, Global Contrarian Portfolio, Aggressive Growth Portfolio, Core Growth Portfolio, Growth & Income Portfolio, S&P 500 Index Portfolio and Social Awareness Portfolio (the "portfolios"). The operations of this Fund, its investment adviser and the investment objectives and policies of each portfolio are described in its attached prospectus. Net premiums under the contract may be allocated to the subaccounts of the variable account which invest exclusively in Fund shares. Accordingly, to the extent you allocate net premiums to the subaccounts, the accumulation value of your contract will vary with the investment performance of Fund shares.


EMERGING MARKETS FUND
The Emerging Markets Fund is a series of The Montgomery Funds III, a registered, open-end, investment company the shares of which are sold only to insurance company separate accounts to fund variable annuity contracts and variable life insurance policies. The Emerging Markets Fund is managed, for a fee, by Montgomery Asset Management, L.P. The value of Emerging Markets Fund investments fluctuates daily and is subject to the risk of changing economic conditions as well as the risk inherent in the ability of management to anticipate changes necessary in those investments to meet changes in economic conditions. For additional information concerning the Emerging Markets Fund, including its investment objectives, see its accompanying prospectus. Read the prospectus carefully before investing. (It contains information about other funds that are not available for the contract.)

DEATH BENEFITS
You may select one of two death benefit plans -- the level plan (Plan A) or the variable plan (Plan B). With certain limitations, you may also change death benefit plans during the life of the contract. The death benefit under the level plan is the stated amount. The death benefit under the variable plan is the stated amount plus the accumulation value on the date of death. Under either plan, we may be required to increase the death benefit to satisfy the corridor percentage test included in the Code's definition of a "life insurance contract." Generally, favorable investment performance is reflected in increased accumulation value under the level plan and in increased insurance coverage under the variable plan. The death benefit will never be less than the stated amount as long as the contract has a positive cash surrender value or the death benefit guarantee is in force. The death benefit will be paid into an interest-bearing checking account established in your beneficiary's name or, at your option, applied in whole or in part under one or more settlement options.


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
After the first contract year you may increase your stated amount, and two years after the issue date you may decrease your stated amount. You cannot decrease the stated amount below the minimum stated amount shown on the contract specification page. Any increase or decrease in the stated amount must equal at least $5,000 and an increase will require additional evidence of insurability.

The contract includes a death benefit guarantee. Under this provision, we guarantee that the death benefit during the death benefit guarantee period will not be less than the stated amount, provided you satisfy the minimum premium requirement. Accordingly, a cash surrender value insufficient to meet the current monthly deduction as a result of adverse subaccount investment performance will not cause the contract to lapse as long as the death benefit guarantee is in effect.

ACCUMULATION VALUE
The accumulation value of your contract equals the sum of the accumulation values in the general account, the subaccounts of the variable account and the loan collateral account. The general account accumulation value will reflect the amount and timing of net premiums allocated to the general account and interest thereon. The accumulation value in the variable subaccounts will reflect deductions for a risk charge, the amount and timing of net premiums allocated to such subaccounts and the investment experience associated therewith. Such investment experience is not guaranteed. In addition, the subaccount and the general account accumulation values will be charged pro rata in connection with contract loans, partial surrenders and monthly deductions. The loan collateral account will reflect amounts borrowed against the loan value of the contract.

Loans - after the first contract year, you may borrow against the loan value of your contract. The loan value will never be less than 75% of your cash surrender value. Loan interest is payable in advance at a rate of 7.4% (an effective compound annual rate of 8%). Any outstanding contract indebtedness will be deducted from proceeds payable at the insured's death or upon maturity or surrender.

Loan amounts and any unpaid interest thereon will be withdrawn pro rata from the variable subaccounts and the general account. Accumulation value in each subaccount equal to the contract indebtedness so withdrawn will be transferred to the loan collateral account. If loan interest is not paid when due, it becomes loan principal. Accumulation value held in the loan collateral account earns interest daily at an annual rate guaranteed to be at least 4%. Currently, we credit interest at an annual rate of 6.75%.

A loan may be repaid in whole or in part at any time while the contract is in force. When a loan repayment is made, accumulation value securing contract indebtedness in the loan collateral account equal to the loan repayment will be allocated first to the general account until the amount borrowed has been replaced. The balance of the repayment will then be allocated to the general account and the variable subaccounts using the same percentages as then in effect to allocate net premiums.

Surrender Privileges - at any time you may surrender your contract in full and receive the proceeds. Your contract also gives you a partial surrender right. At any time after two years from the issue date, you may withdraw part of your cash surrender value. Such withdrawals will reduce your contract's death benefit and may be subject to a surrender charge.

Withholding Payment After Premium Payment - The Company may withhold payment of any increased accumulation value or loan value resulting from a recent premium payment until your premium check has cleared. This could take up to 15 days after we receive your check.

PREMIUMS
An initial premium is required to purchase a contract. In addition, you must satisfy a minimum premium requirement to keep the death benefit guarantee in effect. To satisfy the minimum premium requirement at any time, you must have paid, cumulatively, total premiums that equal or exceed the monthly minimum premium indicated on the contract specification page multiplied by the number of complete contract months the contract has been in effect. If, at any time, you fail to meet this requirement the death benefit guarantee is no longer in effect and


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
may generally not be reinstated. The monthly minimum premium indicated on the contract specification page will remain a level amount until you reach the end of the death benefit guarantee period shown on the contract specimen page. You choose this period from among the available periods. Currently there are 3 different periods available: 5 years; to age 70 (or 10 years, if later); or to maturity. Not all options are available in all states.

We may, at our discretion, refuse to accept a premium payment of less than $25 or one that would cause the contract, without an increase in death benefit, to be disqualified as life insurance or to be treated as a modified endowment contract under federal law. Otherwise, the amount and timing or premium payments is left to your discretion.

To aid you in formulating your insurance plan under the contract, you will adopt a planned premium schedule at the time of purchase indicating your intended level of payments. Such premium will generally be an amount greater than your minimum premium and less than your guideline annual premium. The planned premium schedule need not be adhered to, as it is only a planning device.

Allocation of Premiums - you may allocate your net premiums to any of the variable subaccounts and to the general account in any combination of whole percentages. You indicate your initial allocation in the contract application. Thereafter, you may transfer accumulation values and reallocate future premiums.

Transfers - we allow transfers of accumulation values among the subaccounts of the variable account and to the general account at any time. Transfers from the general account to the subaccounts are subject to certain restrictions.


Lapse - provided you pay the minimum premiums required to maintain the death benefit guarantee, your contract will never lapse. If you fail to satisfy the minimum premium requirement and, as a result, the death benefit guarantee is not in effect, the duration of your contract depends on its cash surrender value. The contract will remain in force as long as the cash surrender value less any outstanding contract indebtedness is sufficient to pay the next monthly deduction. If such is not the case, you will have a 61 day grace period in which to increase your cash surrender value through the payment of additional premiums. If you do not pay sufficient additional premiums during the grace period, the contract will lapse and terminate without value.


Reinstatement - once a contract has lapsed, you may request reinstatement of the contract any time within five years of the lapse. Satisfactory proof of insurability and payment of a reinstatement premium are required for reinstatement.

Free Look - following the initial purchase of your contract or any subsequent increase in the stated amount, you are entitled to a free look period. During the free look period, you may cancel the contract or increase, as applicable, and we will refund all the money you have paid therefor. In some states, applicable law requires that your refund be adjusted by any investment gains or losses. The free look period expires 20 days from your receipt of the contract or increase.

CHARGES AND DEDUCTIONS
We make charges against or deductions from premium payments, accumulation values and contract surrenders as follows:

(a) from premiums we deduct a premium expense charge. The premium expense charge includes a 1.25% deduction from premium payments for 10 years. Such charge is intended to compensate us for federal tax charges. The premium expense charge also includes a deduction for the state premium tax and any other state and local taxes applicable to your contract. Currently, state premium taxes vary from 2% to 4%.

(b) against the accumulation value we make a monthly deduction covering the cost of insurance, administrative expenses ($7), the risk of providing the death benefit guarantee ($0.00, $0.01, or $0.03 per thousand of stated amount, depending on the death benefit guarantee period you choose), and the cost of any optional insurance benefit added by rider;

(c) against the assets of the variable subaccounts we assess a daily charge equal to an annualized rate of 0.75% of such assets to compensate us for assuming certain mortality and expense risks; and

(d) from accumulation value we deduct surrender charges in the event of full surrender, certain partial surrenders and decreases in stated amount. Such surrender charges only apply during the first 20 contract years following the contract date and the date of any increase in stated amount. The surrender charges consist of a contingent deferred sales charge and a contingent deferred insurance underwriting charge. The contingent deferred sales charge is 50% of premiums paid, up to a maximum shown on the contract specification page. The contingent deferred insurance underwriting charge varies with age at issue or increase from $3 to $6 per thousand dollars of your first $500,000 of stated amount.

In addition to the foregoing charges and deductions, we assess the following three service charges: (i) for partial surrenders the lesser of $25 or 2% of the amount surrendered, (ii) up to $15 (currently the charge is $3 and is waived on the first four transfers during any contract year) for transfers of accumulation value among the subaccounts and the general account and (iii) up to $100 (currently no charge is being made) for any special illustration of contract benefits that you may request. Currently we impose lesser charges for transfers and illustrations, but we only guarantee that such charges will never exceed the amounts stated above. We also reserve the right to assess the assets of each subaccount to provide for any taxes payable by us on account of such assets. Certain expenses and an investment advisory fee will be assessed against Fund assets, as described in the attached Fund prospectuses.

FEDERAL TAX MATTERS

All death benefits paid under the contract will generally be excludable from the beneficiary's gross income for federal income tax purposes. Under current federal tax law, as long as the contract qualifies as a "life insurance contract" as defined therein, any increases in accumulation value attributable to favorable investment performance should accumulate on a tax deferred basis in the same manner as with traditional whole life insurance. Partial withdrawals and surrenders, however, may result in the taxation of the portion of such withdrawals or surrenders attributable to the increase in accumulation value resulting from favorable investment performance. If payments are made in excess of a rate that would pay up a contract after 7 level annual payments, there may be taxation of, including a penalty tax on, portions of the proceeds of loans, withdrawals or surrenders.

                     OHIO NATIONAL FINANCIAL SERVICES GROUP

OHIO NATIONAL LIFE ASSURANCE CORPORATION (THE "COMPANY")

The Company was established on June 26, 1979 under the laws of Ohio to facilitate the issuance of certain nonparticipating insurance policies. It is a wholly-owned stock subsidiary of The Ohio National Life Insurance Company. The Company is currently licensed to sell life insurance in 47 states, the District of Columbia and Puerto Rico. (See page 37 for the Company's financial statements.)

THE OHIO NATIONAL LIFE INSURANCE COMPANY ("OHIO NATIONAL LIFE")


Ohio National Life was organized under the laws of Ohio on September 9, 1909 as a stock life insurance company and became a mutual life insurance company on August 7, 1959. It writes life, accident and health insurance and annuities in 47 states, the District of Columbia and Puerto Rico. Currently it has assets in excess of $6.3 billion and equity in excess of $600 million. Ohio National Life provided the Company with the initial capital to finance its operations. From time to time, Ohio National Life may make additional capital contributions to the Company, although it is under no legal obligation to do so and its assets do not support the benefits provided under the contract. Ohio National Life's policyholders have approved a plan of reorganization that, if approved by the Ohio Superintendent of Insurance, would convert Ohio National Life to a stock company ultimately owned by a mutual holding company (Ohio National Holdings, Inc.) with the majority ownership of the latter being by the policyholders.

OHIO NATIONAL VARIABLE ACCOUNT R (THE "VARIABLE ACCOUNT")

The Company established the variable account on May 6, 1985 pursuant to the insurance laws of the State of Ohio. The variable account is registered with the Securities and Exchange Commission (the "Commission") under the Investment Company Act of 1940 ("1940 Act") as a unit investment trust. Such registration does not involve supervision by the Commission of the management or investment policies of the variable account or the Company. Under Ohio law, the variable account assets are held exclusively for the benefit of contractowners and persons entitled to payments under the contract. Variable account assets are not chargeable with liabilities arising out of any other business of the Company.

The Company keeps the variable account assets physically segregated from assets of the Company's general account. The Company maintains records of all purchases and redemptions of Fund shares by each of the subaccounts of the variable account.

The variable account currently has 14 investment subaccounts, but may in the future add or delete investment subaccounts. Each investment subaccount will invest exclusively in shares representing interests in a portfolio of the Fund or in the case of the Emerging Markets subaccount, in the Emerging Markets Fund. The income and realized and unrealized gains or losses on the assets of each subaccount are credited to or charged against that subaccount without regard to income or gains or losses from any other subaccount.

OHIO NATIONAL FUND, INC.  (THE "FUND")


This Fund is organized as a Maryland corporation and is registered as an open-end diversified management investment company under the 1940 Act. It currently has 20 portfolios, in 13 of which the contracts' assets may be invested. Each portfolio has different investment objectives. Each portfolio operates as a separate investment fund, and the income or loss of one portfolio generally has no effect on the investment performance of any other portfolio.


The investment objectives of each portfolio are set forth below. There can be no assurance that any portfolio will achieve its stated objectives.

Equity Portfolio - long-term capital growth by investing principally in common stocks or other equity securities. Current income is a secondary objective.

Money Market Portfolio - maximum current income consistent with preservation of capital and liquidity by investing in high quality money market instruments.

Bond Portfolio - high level of return consistent with preservation of capital by investing primarily in high quality intermediate and long-term debt securities.

Omni Portfolio - high level of long-term total return consistent with preservation of capital by investing in stocks, bonds and money market instruments.

International Portfolio - long-term capital growth by investing primarily in common stocks of foreign companies.

Capital Appreciation Portfolio - maximum capital growth by investing primarily in common stocks that are (1) considered to be undervalued or temporarily out of favor with investors, or (2) expected to increase in price over the short term.

Small Cap Portfolio - maximum capital growth by investing primarily in common stocks of small and medium size companies.

Global Contrarian Portfolio - long-term growth of capital by investing in foreign and domestic securities believed to be undervalued or presently out of favor.

Aggressive Growth Portfolio - capital growth.

Core Growth Portfolio - long-term capital appreciation.

Growth & Income - long-term total return by investing in equity securities and debt securities, focusing on small and mid-cap companies that offer potential for capital appreciation, current income, or both.

S&P 500 Index Portfolio - total return that corresponds to that of the Standard & Poor's 500 Index.

Social Awareness Portfolio - total return by investing primarily in common stocks and other securities of companies that satisfy social concern criteria established for the portfolio.

The investment and reinvestment of Fund assets are directed by Ohio National Investments, Inc. (the "Adviser"), a wholly-owned subsidiary of Ohio National Life which makes use of the investment personnel and administrative systems of Ohio National Life. The investment and reinvestment of the assets of the following portfolios are managed by the firms indicated as subadvisers.


     PORTFOLIO                                       SUBADVISER
     ---------                                       ----------
     International and Global Contrarian         Societe Generale Asset Management Corp. ("SGAM")
     Capital Appreciation                        T. Rowe Price Associates, Inc. ("TRPA")
     Small Cap                                   Founders Asset Management LLC ("FAM")
     Aggressive Growth                           Strong Capital Management, Inc. ("SCM")
     Core Growth                                 Pilgrim Baxter & Associates, Ltd. ("PBA")
     Growth & Income                             Robertson Stephens Investment Management, L.P. ("RSIM")


SGAM is a wholly-owned subsidiary of Societe Generale, one of the largest banks in Europe. TRPA manages assets for various individual and institutional investors, particularly the T. Rowe Price group of mutual funds. FAM, a subsidiary of Mellon Bank, NA, manages the assets of the Founders group of mutual funds as well as private accounts. SCM manages the assets of the Strong group of mutual funds as well as pension funds and private accounts. PBA, an affiliate of United Asset Management Corp., manages the PBHG mutual funds and other private and institutional accounts. RSIM, a subsidiary of Bank of America, NA, manages the Robertson Stephens mutual funds and other public and private investment funds. Each of the Adviser, SGAM, TRPA, FAM, SCM, PBA and RSIM is registered under the Investment Advisers Act of 1940. For more detailed information concerning each portfolio, including a description of investment risks, reference is made to the prospectus of the Fund which accompanies this prospectus.


The Company will purchase and redeem Fund shares for the variable account at net asset value without the imposition of any sales or redemption charge. Such shares represent an interest in one of the portfolios of the Fund. Each portfolio corresponds to a subaccount of the variable account. Any dividend or capital gain distributions received from the Fund will be reinvested in Fund shares at net asset value as of the dates paid.

On each valuation date, shares of each portfolio are purchased or redeemed by the Company for the variable account based on, among other things, the amount of net premiums allocated to the variable account, dividends and distributions reinvested, transfers to and among the subaccounts, loans, loan repayments and benefit payments to be made pursuant to the terms of the contract as of that date. Purchases and redemptions for the variable account are effected at the net asset value per share for each portfolio determined in the manner and at the time set forth in the accompanying Fund prospectus.

A full description of the Fund, its investment policies and restrictions, fees and expenses paid by it and other aspects of its operations are contained in the attached prospectus for the Fund and in the statement of additional information referred to therein.

EMERGING MARKETS FUND

The Emerging Markets Fund is a series of The Montgomery Funds III, a registered, open-end, investment company the shares of which are sold only to insurance company separate accounts to fund variable annuity contracts and variable life insurance policies. The Emerging Markets Fund is managed, for a fee, by Montgomery Asset Management, L.P. The value of Emerging Markets Fund investments fluctuates daily and is subject to the risk of changing economic conditions as well as the risk inherent in the ability of management to anticipate changes necessary in those investments to meet changes in economic conditions. For additional information concerning the Emerging Markets Fund, including its investment objectives, see its accompanying prospectus. Read the prospectus carefully before investing. (It contains information about other funds that are not available for the contract.)

MIXED AND SHARED FUNDING

In addition to being offered to the variable account, shares of the Fund are currently offered to other separate accounts of Ohio National Life in connection with variable annuity contracts. In the future, Fund shares may be offered to other insurance company separate accounts. Shares of the Emerging Markets Fund are also presently offered to variable annuity and variable life insurance separate accounts of other unaffiliated life insurance companies. It is conceivable that in the future it may become disadvantageous for both variable life and variable annuity separate accounts or for separate accounts of other life insurance companies to invest in Fund shares. Although neither the Company, Ohio National Life nor the Fund currently foresees any such disadvantage, the Board of Directors of the Fund and of any other fund will monitor events in order to identify any material conflict between different types of contractowners and to determine what action, if any, should be taken in response thereto, including the possible withdrawal of the variable account's participation in the Fund or the Emerging Markets Fund. Material conflicts could result from such things as (1) changes in state insurance law; (2) changes in federal income tax law; (3) changes in the investment management of any portfolio of the Fund or of the Emerging Markets Fund; or (4) differences between voting instructions given by different types of contractowners.

                                 DEATH BENEFITS

As long as the contract remains in force (see "Premiums - Lapse" at page 25), we will, upon receipt of due proof of the insured's death, pay the contract proceeds to the beneficiary. The amount of the death benefit payable will be determined as of the date of death, or on the next following valuation date if the date of death is not a valuation date. Unless a settlement option is elected, the proceeds will be paid in one lump sum with interest from the date of the insured's death to the date of payment at a rate we determine which will not be less than an annual rate of 4%. Such proceeds will be paid into an interest-bearing checking account established in your beneficiary's name with Bank One, Springfield, Illinois. The account will bear interest based upon then current money market rates. The beneficiary will then be able to write checks against such account at any time and in any amount up to the total in the account. Such checks must be for a minimum amount of $250. We also offer beneficiaries and contractowners a wide variety of settlement options. (See "The General Account - Settlement Options" at page 33.)

The contract provides for two death benefit plans: a level plan ("Plan A") and a variable plan ("Plan B"). Generally, you designate the death benefit plan in your contract application. Subject to certain restrictions, you may change the death benefit plan from time to time. As long as the contract remains in force, the death benefit under either plan will never be less than the stated amount of the contract.

PLAN A - LEVEL BENEFIT

The death benefit is the greater of (a) the contract's stated amount on the date of death or (b) the death benefit determined by the corridor percentage test. The death benefit determined by the corridor percentage test equals the accumulation value of the contract on the date of death plus such accumulation value multiplied by the corridor percentage. The corridor percentage varies with attained age, as indicated in the following table:

                  CORRIDOR                       CORRIDOR                       CORRIDOR                       CORRIDOR
   ATTAINED        PERCEN-        ATTAINED        PERCEN-        ATTAINED        PERCEN        ATTAINED         PERCEN
      AGE           TAGE             AGE           TAGE             AGE            TAGE           AGE            TAGE
  ----------     ----------       ---------     ----------      -----------    -----------        ---            ----
40 & below           150%            52             71%             64             22%            91              4%
      41             143             53             64              65             20             92              3%
      42             136             54             57              66             19             93              2%
      43             129             55             50              67             18             94              1%
      44             122             56             46              68             17         95 & above          0%
      45             115             57             42              69             16
      46             109             58             38              70             15
      47             103             59             34              71             13
      48             97              60             30              72             11
      49             91              61             28              73              9
      50             85              62             26              74              7
      51             78              63             24             75-90            5

Illustration of Plan A. Assume that the insured's attained age at time of death is 40 and that the stated amount of the contract is $100,000.

Under these circumstances, any time the accumulation value of the contract is less than $40,000, the death benefit will be the stated amount. However, any time the accumulation value exceeds $40,000, the death benefit will be greater than the contract's $100,000 stated amount due to the corridor percentage test. This is because the death benefit for an insured who dies at age 40 must be at least equal to the accumulation value plus 150% of the accumulation value. Consequently, each additional dollar added to accumulation value above $40,000 will increase the death benefit by $2.50. Similarly, to the extent accumulation value exceeds $40,000, each dollar taken out of accumulation value will reduce the death benefit by $2.50. If, for example, the accumulation value is reduced from $48,000 to $40,000, the death benefit will be reduced from $120,000 to $100,000. However, further reductions in the accumulation value below the $40,000 level will not affect the death benefit.

In the foregoing example, the breakpoint of $40,000 of accumulation value for using the corridor percentage test to calculate the death benefit was determined by dividing the $100,000 stated amount by 100% plus 150% (the corridor percentage at age 40, as shown in the table above). For your contract, you may make the corresponding determination by dividing your stated amount by 100% plus the corridor percentage for your age (see the table above). The calculation will yield a dollar amount which will be your breakpoint for using the corridor percentage test. If your accumulation value is greater than such dollar figure, your death benefit will be determined by the corridor percentage test. If it is less, your death benefit will be your stated amount.

PLAN B - VARIABLE BENEFIT

The death benefit is equal to the greater of (a) the stated amount plus the accumulation value on the date of death or (b) the death benefit determined by the corridor percentage as described above and using the foregoing table of corridor percentages.

Illustration of Plan B. Again assume that the insured's attained age at the time of death is 40 and that the stated amount of the contract is $100,000.

Under these circumstances, a contract with accumulation value of $20,000 will have a death benefit of $120,000 ($100,000 + $20,000). An accumulation value of $60,000 will yield a death benefit of $160,000 ($100,000 + $60,000). The death benefit under this illustration, however, must be at least equal to the accumulation value plus 150% of the contract's accumulation value. As a result, if the accumulation value of the contract exceeds $66,667, the death benefit will be greater than the stated amount plus accumulation value. Each additional dollar of accumulation value above $66,667 will increase the death benefit by $2.50. Under this illustration, a contract with an accumulation value of $80,000 will provide a death benefit of $200,000 ($80,000 + 150% x $80,000). Similarly, to the extent that accumulation value exceeds $66,667, each dollar taken out of accumulation value reduces the death benefit by $2.50. If, for example, the accumulation value is reduced from $80,000 to $68,000, the death benefit will be reduced from $200,000 to $170,000.

In the foregoing example, the breakpoint of $66,667 of accumulation value for using the corridor percentage test to calculate the death benefit was determined by dividing the $100,000 stated amount by 150% (the corridor percentage at age 40, as shown in the table above). For your contract, you may make the corresponding determination by dividing your stated amount by the corridor percentage for your age (see the table above). The calculation will yield a dollar amount which will be your breakpoint for using the corridor percentage test. If your accumulation value is greater than such dollar figure, your death benefit will be determined by the corridor percentage test. If it is less, your death benefit will be your stated amount plus your accumulation value.

CHANGE IN DEATH BENEFIT PLAN

Generally, after the first contract year, you may change your death benefit plan on any process day by sending us a written request. Changing death benefit plans will not require evidence of insurability. The effective date of any such change will be the process day on or following the date of receipt of your request.

As a general rule, at times when you wish to have favorable investment performance reflected in higher accumulation value, rather than increased insurance coverage, you should elect the Plan A death benefit. Conversely, at times when you wish to have favorable investment performance reflected in increased insurance coverage, rather than higher accumulation value, you should generally elect the Plan B death benefit.

If you change your death benefit plan from Plan B to Plan A, your stated amount will be increased by the amount of your accumulation value to equal the death benefit which would have been payable under Plan B on the effective date of the change. For example, a Plan B contract with a $100,000 stated amount and $20,000 accumulation value ($120,000 death benefit) would be converted to a Plan A contract with $120,000 stated amount. Again, the death benefit would remain the same on the effective date of the change.

A change in the death benefit option will not alter the amount of the accumulation value or the death benefit payable under the contract on the effective date of the change. However, switching between the variable and the level plans will alter your insurance program with consequent effects on the level of your future death benefits, accumulation values and premiums. While the death benefit under Plan B will be greater than under Plan A for a given stated amount, since the accumulation value is added to stated amount under Plan B but not under Plan A, the cost of insurance included in the monthly deduction will be greater under Plan B than under Plan A assuming the same stated amount. (See "Charges and Deductions - Monthly Deduction" at page 27.) Furthermore, assuming your accumulation value continues to increase, your future cost of insurance charges will be higher after a change from Plan A to Plan B and lower after a change from Plan B to Plan A. If your accumulation value decreases in the future, the opposite will be true. Changes in the cost of insurance charges have no effect on your death benefit under Plan A. Under Plan B, however, increased cost of insurance charges will reduce the future accumulation value and death benefit to less than they otherwise would be, and vice versa.

DEATH BENEFIT GUARANTEE


We guarantee that the contract will not lapse during the death benefit guarantee period provided you meet the minimum premium requirement. (See "Premiums - Minimum Premiums" at Page 23.) Accordingly, as long as the death benefit guarantee is in effect, the contract will not lapse even if, because of adverse investment performance, the cash surrender value falls below the amount needed to pay the next monthly deduction. (This benefit does not apply in Massachusetts after the contract has been in effect for 5 years.) A charge per $1,000 of stated amount will be made for each month the death benefit guarantee is in effect. The charge is $0.00 if you choose a 5 year guarantee; $0.01 if you choose the guarantee to the later of age 70 or 10 years, or $0.03 if you choose the guarantee to maturity.


If on any process day the minimum premium requirement is not met, we will send you a notice of the required payment. If we do not receive the required payment within 61 days of the date of the mailing of such notice, the death benefit guarantee will no longer be in effect. Generally, the death benefit guaranteed may not be reinstated once it has been lost. However, we may at our discretion permit you to reinstate the death benefit guarantee if you (a) double your stated amount or (b) increase your stated amount by $100,000 or more. A new minimum premium will be required to maintain the reinstated death benefit guarantee.

CHANGES IN STATED AMOUNT

Subject to certain limitations, you may at any time after the first contract year increase your contract's stated amount and after two years from the issue date decrease your stated amount by sending us a written request. We may limit you to two such changes in each contract year. Any change must be of at least $5,000. The effective date of the increase or decrease will be the process day on or following approval of the request. A change in stated amount will affect the monthly insurance charges and surrender charges. (See "Charges and Deductions - Monthly Deduction" at page 27 and "Surrender Charge" at page 27.)

Increases. An increase is treated in a similar manner to the purchase to a new contract. To obtain an increase, you must submit a supplemental application to us with evidence demonstrating insurability. Depending on your accumulation value, you may or may not have to pay additional premiums to obtain an increase. If you must pay an additional premium, we must receive it by the effective date of the increase.

After an increase, a portion of premium payments will be allocated to such increase. The amount so allocated will bear the same relationship to total premium payments as the guideline annual premium for such increase bears to the guideline annual premium for your initial stated amount plus the guideline annual premiums for all increases.

The pattern of surrender charges with respect to premiums allocated to an increase will be the same as with a new contract. (See "Charges and Deductions - Surrender Charge" at page 27.) This means that only premiums allocated to an increase will be subject to the contingent deferred sales charge for the increase.

With respect to premiums allocated to an increase, you will have the same free look and conversion rights with respect to an increase as with the initial purchase of your contract. (See "Premiums - Free Look; Conversion" at page 26.)

Decreases. You may decrease your stated amount after two years from the issue date or the date of any increase, subject to the following limitations. The stated amount after any requested decrease may not be less than the minimum stated amount of $50,000. Moreover, we will not permit a decrease in stated amount if the contract's accumulation value is such that reducing the stated amount would cause the death benefit after the decrease to be determined by the corridor percentage test. If you decrease your stated amount and there are applicable surrender charges (see "Charges and Deductions - Surrender Charge" at page 27), we will assess the portion of such surrender charge attributable to the stated amount cancelled by the decrease against the accumulation value of your contract. For purposes of determining the surrender charges on the amount decreased and your cost of insurance charge on your remaining coverage (see "Charges and Deductions - Surrender Charge at page 27; Monthly Deduction" at page 27), a decrease in stated amount will reduce your existing stated amount in the following order: (a) the stated amount provided by your most recent increase, (b) your next most recent increases successively, and (c) your initial stated amount.

                               ACCUMULATION VALUE

Your contract provides certain accumulation value benefits. Subject to certain limitations, you may obtain access to the accumulation value of your contract. You may borrow against your contract's loan value and you may surrender your contract in whole or in part.

The accumulation value of your contract is the sum of the accumulation values in the subaccounts, the general account and the loan collateral account. The following discussion relates only to the variable account. The general account and the loan collateral account are discussed elsewhere in this prospectus. (See "The General Account - Accumulation Value" at page 33 and "Accumulation Value - Loans" at page 20.)

DETERMINATION OF VARIABLE ACCOUNT ACCUMULATION VALUES

The contract's accumulation value in the variable account may increase or decrease depending on the investment performance of the subaccounts you choose. There is no guaranteed minimum accumulation value in the variable account.

The accumulation value of the contract will be calculated initially on the later of the issue date or when we first receive a premium payment, and thereafter on each valuation date. On such initial valuation date, your accumulation value will equal the initial premium paid less the premium expense charge and the first monthly deduction. (See "Charges and Deductions - Premium Expense Charge" at page 26 and "Monthly Deduction" at page 27.) On each subsequent valuation date, your accumulation value will be (1) plus any transactions referred to in
(2), (3) and (4) and minus any transactions referred to in (5), (6) and (7) which occur during the current valuation period, where:

     (1) is the sum of each subaccount's accumulation value as of the previous valuation date multiplied by each subaccount's net investment factor for the current valuation period;

     (2) is net premiums allocated to the variable account;

     (3) is transfers from the loan collateral account as a result of loan repayments and reallocations of accumulation value from the general account;

     (4) is interest on contract indebtedness credited to the variable subaccounts;

     (5) is transfers to the loan collateral account in connection with contract loans and reallocations of accumulation value to the general account;

     (6) is any partial surrender made (and any surrender charge imposed); and

     (7) is the monthly deduction.

ACCUMULATION UNIT VALUES

We use accumulation units as a measure of value for bookkeeping purposes. When you allocate net premiums to a subaccount, we credit your contract with accumulation units. In addition, other transactions, including loans, partial and full surrenders, transfers, surrender and service charges, and monthly deductions, affect the number of accumulation units credited to your contract. The number of units credited or debited in connection with any such transaction is determined by dividing the dollar amount of such transaction by the unit value of the affected subaccount. We determine the unit value of each subaccount on each valuation date. The number of units so credited or debited will be based on the unit value on the valuation date on which the premium payment or transaction request is received by us at our home office. The number of units credited will not change because of subsequent changes in unit value. The dollar value of each subaccount's units will reflect asset charges and the investment performance of the corresponding portfolio of the Fund or the Emerging Markets Fund.

The accumulation unit value of each subaccount's unit initially was $10. The unit value of a subaccount on any valuation date is calculated by multiplying the subaccount unit value on the previous valuation date by its net investment factor for the current valuation period.

NET INVESTMENT FACTOR

We use a net investment factor to measure investment performance of each subaccount and to determine changes in unit value from one valuation period to the next. The net investment factor for a valuation period is (a) divided by (b) minus (c) where:

(a) is (i) the value of the assets of the subaccount at the end of the preceding valuation period, plus (ii) the investment income and capital gains, realized or unrealized, credited to the assets of the subaccount during the valuation period for which the net investment factor is being determined, minus, (iii) any amount charged against the subaccount for taxes or any amount set aside during the valuation period by us to provide for taxes we determine are attributable to the operation or maintenance of that subaccount (currently there are no such taxes);

(b) is the value of the assets of the subaccount at the end of the preceding valuation period; and

(c) is a charge no greater than 0.0020471% on a daily basis. This corresponds to 0.75% on an annual basis for mortality and expense risks.

LOANS

After the first contract year, you may borrow up to the loan value of your contract. The loan value is the cash surrender value less the cost of insurance charges on your contract to the end of the current contract year. The loan value will never be less than 75% of the cash surrender value. We will generally distribute the loan proceeds to you within seven days from receipt of your request for the loan at our home office, although payment of the proceeds may be postponed under certain circumstances. (See "General Provisions - Postponement of Payments" at page 32.) In some circumstances, loans may involve tax liability. (See "Federal Tax Matters" at page 35.)

When a loan is made, accumulation value in an amount equal to the loan will be taken from the general account and each subaccount in proportion to your accumulation value in the general account and each subaccount. This value is then held in the loan collateral account and earns interest at an effective rate guaranteed to be at least 4% per year. Currently, we credit interest to the loan collateral account at a rate of 6.75% per year, but we may reduce such rate to 4% at any time. Such interest is credited to the subaccounts and the general account in accordance with the premium allocation then in effect.

We charge interest on loans in advance each year at a rate of 7.4% per year, equivalent to an effective annual rate of 8%. When we make a loan, we add to the amount of the loan the interest covering the period until the end of the contract year. At the beginning of each subsequent contract year, if you fail to pay the interest in accumulation, we will transfer sufficient accumulation value from the general account and each subaccount to pay the interest for the following contract year. The allocation will be in proportion to your accumulation value in each subaccount.

You may repay a loan at any time, in whole or in part, before we pay the contract proceeds. When you repay a loan, interest already charged covering any period after the repayment will reduce the amount necessary to repay the loan. Premiums paid in excess of any planned premiums when there is a loan outstanding will be first applied to reduce or repay such loan. Upon repayment of a loan, the loan collateral account will be reduced by the amount of the repayment and the repayment will be allocated first to the general account, until the amount borrowed from the general account has been repaid. Unless we are instructed otherwise, the balance of the repayment will then be applied to the subaccounts and the general account according to the premium allocation then in effect.

Any outstanding contract indebtedness will be subtracted from the proceeds payable at the insured's death and from cash surrender value upon complete surrender or maturity.

A loan, whether or not repaid, will have a permanent effect on a contract's cash surrender value (and the death benefit under Plan B contracts) because the investment results of the subaccounts will apply only to the amount remaining in the subaccounts. The longer the loan is outstanding, the greater the effect is likely to be. The effect could be favorable or unfavorable. If investment results are greater than the rate being credited upon the amount of the loan while the loan is outstanding, contract values will not increase as rapidly as they would have if no loan had been made. If investment results are below that rate, contract values will be higher than they would have been had no loan been made. A loan that is repaid will not have any effect upon the guaranteed minimum death benefit.

SURRENDER PRIVILEGES

As an alternative to obtaining access to your accumulation value by using the loan provisions described above, you may obtain your cash surrender value by exercising your surrender or partial surrender privileges. Surrenders, however, may involve tax liability. (See "Federal Tax Matters - Contract Proceeds" at page 35.)

You may surrender your contract in full at any time by sending us a written request together with the contract to our home office. The cash surrender value of the contract equals the accumulation value less any applicable surrender charges. (See "Charges and Deductions - Surrender Charge" at page 27.) Upon surrender, the amount of any outstanding loans will be deducted from the cash surrender value to determine the proceeds. The proceeds will be determined on the valuation date on which the request for a surrender is received. Proceeds will generally be paid within seven days of receipt of a request for surrender. (See "General Provisions - Postponement of Payments" at page 32.)

After two years from the issue date, you may obtain a portion of your accumulation value upon partial surrender of the contract. Partial surrenders cannot be made more than twice during any contract year. The amount of any partial surrender may not exceed the cash surrender value, less (a) any outstanding contract indebtedness, (b) an amount sufficient to cover the next two monthly deductions and (c) the service charge of $25 or 2% of the amount surrendered, if less.

We will reduce the accumulation value of your contract by the amount of any partial surrender. In doing so, we will deduct the accumulation value taken by a partial surrender from each increase and your initial stated amount in proportion to the amount such increases and initial stated amount bear to the total stated amount.

Under Plan A, a partial surrender reduces your stated amount. Such surrender will result in a dollar for dollar reduction in the death proceeds except when the death proceeds of your contract are determined by the corridor percentage test. The stated amount remaining after a partial surrender may be no less than the minimum stated amount of $50,000. If increases in stated amount have occurred previously, a partial surrender will first reduce the stated amount of the most recent increase, then the most recent increases successively, then the initial stated amount.

Under Plan B, a partial surrender reduces your accumulation value. Such reduction will result in a dollar for dollar reduction in the death proceeds except when the death proceeds are determined by the corridor percentage test. Because the Plan B death benefit is the sum of the accumulation value and stated amount, a partial surrender under Plan B does not reduce your stated amount but instead reduces accumulation value.

If the proceeds payable under either death benefit option both before and after the partial surrender are determined by the corridor percentage test, a partial surrender generally will result in a reduction in proceeds equal to the amount paid upon such surrender plus such amount multiplied by the applicable corridor percentage. (See "Death Benefits - Plan A - Level Benefit" at page 16.)

During the first 20 contract years and for 20 years after the effective date of an increase, a partial surrender charge in addition to the service charge of the lesser of $25 or 2% of the amount surrendered will be made on the amount of partial surrenders in any contract year that exceeds 10% of the cash surrender value as of the end of the previous contract year. (For an illustration of the surrender charges applied to partial surrenders of accumulation value, see "Charges and Deductions - Surrender Charge" at page 27.)

MATURITY

We will pay you your accumulation value on the maturity date, reduced by any outstanding contract indebtedness. The maturity date is listed on the specification page and is the end of the contract year nearest your 100th birthday. If we consent, you may continue your contract as an extended endowment after the maturity date. In such case, the death benefit after the maturity date will equal your contract's cash surrender value.

                                    PREMIUMS

PURCHASING A CONTRACT

To purchase a contract, you must complete an application and submit it to us at our home office through the agent selling the contract. Generally, we will not issue a contract to a person older than age 80, but we may do so at our sole discretion. Non-smoker rates are available if you are age 18 or over. We will only issue contracts with stated amounts of $50,000 or more. All applications require evidence of insurability. Acceptance of any application is subject to our insurance underwriting rules. The review period for routine applications will generally last one week. Approval of applications that require supplemental medical information, however, may be delayed six weeks or more while such information is obtained and reviewed.


You must pay an initial premium in order for your contract to take effect. The contract takes effect as of the contract date. However, if you pay the initial premium at the time you submit your application, we will, pursuant to the premium receipt agreement contained in such application, provide you with insurance coverage equal to your stated amount (up to $1,000,000) for a period of up to 60 days, starting on the later of the date of your application and the date you complete any required medical examination and ending on the date we approve or reject your application. We do not pay interest on initial premiums during the review period.


The contract date will be the same as the issue date, except in the case of a backdated contract where the contract date will be earlier than the issue date. At your request, we will backdate a contract as much as six months. This procedure may be to your advantage where backdating will lower your age at issue and thereby lower your cost of insurance and surrender charges which are scaled by age. (See "Charges and Deductions - Monthly Deduction" at page 27 and "Surrender Charge" at page 27.) A backdated contract will be treated as though it had been in force since the contract date. Consequently, the initial premium required for a backdated contract will be larger than for a contract which is not backdated inasmuch as you must satisfy the minimum premium requirement, pay monthly deductions and pay all other charges associated with the contract for the period between the contract date and the issue date.

On the later of the issue date and the date we receive your initial premium, net premiums are allocated to the Money Market subaccount in connection with the free look right. (See "Premiums - Free Look" at page 26.) On the first process day following the issue date or, if later, when we receive your initial premium, such net premiums will be allocated among the subaccounts and the general account in accordance with your instructions as indicated in your application.

If we reject your application during the review period or you choose to cancel your contract during the free look period, we will refund to you all amounts you have paid under the contract. Consequently, during the application review and free look periods, we bear the investment risk with respect to any amounts you pay under the contract. However, if you do not exercise your free look privilege, your accumulation value will reflect investment performance during the free look period.

PAYMENT OF PREMIUMS

Premiums must be paid to us at our home office. Unlike a traditional insurance policy, the contract does not require a fixed schedule of premium payments. Within certain limits, you may determine the amount and timing of your premium payments. As described below, such limits include an initial premium requirement and a minimum premium requirement. Your contract specification page will also include a schedule of planned premiums.

INITIAL PREMIUMS

You must pay an initial premium before we will make your contract effective. Such premium may be submitted with your contract application or sent directly to us at our home office. The amount of the initial premium will be at least one monthly minimum premium. The initial premium for a backdated contract may be substantially greater.


TERM INSURANCE CONVERSION CREDIT

The Company will apply a term insurance conversion credit as premium paid in the first contract year. The conversion credit is based on (but not necessarily equal to) the amount of annual premium for the term life insurance policy being converted to, or exchanged for, the new contract. Consult your agent for details.


MINIMUM PREMIUMS

You must satisfy the minimum premium requirement to keep the death benefit guarantee in effect. Failure to make premium payments sufficient to maintain the death benefit guarantee will not necessarily cause your contract to lapse. However, once the death benefit guarantee does not apply to your contract, it may not be reinstated. (See "Death Benefits - Death Benefit Guarantee" at page 18.) The component of the monthly deduction which is the charge for the death benefit guarantee will not be imposed on contracts for which the death benefit guarantee is no longer in effect. (See "Charges and Deductions - Monthly Deduction" at page 27.)

To satisfy the minimum premium requirement, you must have paid at any time cumulative premiums, less any partial surrenders and contract indebtedness, equal to the monthly minimum premium multiplied by the number of complete contract months the contract has been in effect. The monthly minimum premium indicated on the contract specification page will remain a level amount until the end of the death benefit guarantee period.

PLANNED PREMIUMS

When you purchase a contract, you will be asked to adopt a planned premium schedule. Such schedule is a planning device which indicates the level of premiums you intend to pay under the contract. You are not required to adhere to such schedule. You may adopt, in consultation with your agent, any planned premium schedule that you wish. The amount of scheduled payments, however, should generally be set between the minimum premium necessary to keep the death benefit guarantee in effect and the maximum premium permitted for your contract to qualify as life insurance under the Code. The guideline annual premium is a level amount which should provide the benefits under the contract through age 100 and is based on guaranteed assumptions with respect to expenses and cost of insurance charges and investment performance of 4%.

In choosing your planned premium schedule, you will need to make a judgment as to the long-term rate of investment return which you expect under the contract. The higher your assumption as to the long-term rate of investment return, the lower your planned premium needs to be for a given insurance objective, and vice versa. There is no assurance that such planned premiums will provide the death proceeds or other benefits sought under the contract. By definition, the value of such benefits depends on the investment performance of the subaccounts which cannot be predicted. In any event, you may need to pay greater or lesser premiums than are indicated in the planned premium schedule to attain your insurance objectives.

We will furnish you an annual report which will show the accumulation value of your contract one year from the date of the report based on planned premiums, guaranteed cost of insurance and guaranteed interest with respect to the general account. We may charge for this report.

As previously indicated, at any time you may pay more or less than the amount indicated in the planned premium schedule. We may at our discretion, however, refuse to accept any premium payment of less than $25 or so large that it would cause the contract, without an increase in death benefit, to be disqualified as life insurance or to be treated as a modified endowment contract under federal law.

ALLOCATION OF PREMIUMS

In the contract application, you may direct the allocation of your premium payments, net of the premium expense charge (see "Charges and Deductions - Premium Expense Charge" at page 26) among the subaccounts of the variable account and the general account. Your initial allocation will take effect on the first process day following the issue date or, if later, when we receive your initial premium payment. Pending such allocation, net premiums will be held in the Money Market subaccount. If you fail to indicate an allocation in your contract application, we will leave your net premiums in the Money Market subaccount until we receive allocation instructions. The amount allocated to any subaccount or the general account must equal a whole percentage. You may change the allocation of your future net premiums at any time upon written notice to us. Premiums allocated to an increase will be credited to the subaccounts and the general account in accordance with your premium allocation then in effect on the later of the date of the increase or the date we receive such a premium.

TRANSFERS

You may transfer the accumulation value of your contract among the subaccounts of the variable account and to the general account at any time. Each amount transferred must be at least $300 unless a smaller amount constitutes the entire accumulation value of the subaccount from which the transfer is being made, in which case you may only transfer the entire amount. There is a service charge of $3 for each transfer, but we are presently waiving that charge for the first four transfers during a contract year. Such fee is guaranteed not to exceed $15 in the future. Transfers from the general account to the subaccounts are subject to additional restrictions. No more than 25% of the accumulation value in the general account as of the end of the previous contract year, or $1,000, if greater, may be transferred to one or more of the subaccounts in any contract year.

To the extent that transfers, surrenders and loans from a subaccount exceed net purchase payments and transfers into that subaccount, securities of the corresponding portfolio of the Fund may have to be sold. Excessive sales of a portfolio's securities on short notice could be detrimental to that portfolio and to contractowners with values allocated to the corresponding subaccount. To protect the interests of all contractowners, the Company reserves the right to limit the number, frequency, method or amount of transfers. Transfers from any portfolio of the Fund on any one day may be limited to 1% of the previous day's total net assets of that portfolio if the Company or the Fund, in its or their discretion, believes that the portfolio might otherwise be damaged.

If and when transfers must be so limited, some transfer requests will not be made. In determining which requests will be made, scheduled transfers (pursuant to a preexisting Dollar Cost Averaging program) will be made first, followed by mailed written requests in the order postmarked and, lastly, telephone and facsimile requests in the order received. Contractowners whose transfer requests are not made will be so notified. Current rules of the Commission preclude the Company from processing at a later date those requests that were not made. Accordingly, a new transfer request would have to be submitted in order to make a transfer that was not made because of these limitations.

DOLLAR COST AVERAGING


The Company administers a Dollar Cost Averaging ("DCA") program enabling you to preauthorize automatic monthly or quarterly transfers of a specified dollar amount (a) from any variable subaccount to any of the other subaccounts or the general account, or (b) if established at the time the contract is issued and limited to accumulation values attributed to your initial premium payment, from the general account to any other subaccounts. The DCA program is only available on contracts having a total accumulation value of at least $10,000. Each transfer under the DCA program must be at least $300, and at least 12 transfers must be scheduled. No transfer fee will be charged for DCA transfers. The Company may discontinue the DCA program at any time.


DCA generally has the effect of reducing the risk of purchasing at the top of a market cycle by reducing the average cost of indirectly purchasing Fund shares through the subaccounts to less than the average price of the shares on the same purchase dates. This is because greater numbers of shares are purchased when the share prices are lower than when prices are higher. However, DCA does not assure you of a profit, nor does it protect against losses in a declining market. In addition, in a rising market, DCA will produce a lower rate of return than will a single up-front investment. Moreover, for transfers from a subaccount not having a stabilized net asset value, DCA will have the effect of reducing the average price of shares being redeemed.


TELEACCESS

If the contract owner first submits a pre-authorization form to Ohio National Life, contract and unit values and interest rates can be checked and transfers may be made by telephoning Ohio National Life between 7:00 a.m. and 7:00 p.m. (Eastern time) on days that it is open for business, at 1-800-366-6654, #8. Ohio National Life will honor pre-authorized telephone transfer instructions from anyone who is able to provide the personal identifying information requested via TeleAccess. Telephone transfer requests will not be honored after the contract owner's death. For added security, transfers are confirmed in writing sent to the owner on the next business day. However, if a transfer cannot be completed as requested, a customer service representative will contact the owner in writing sent within 48 hours of the TeleAccess request.


LAPSE

Provided you satisfy the minimum premium requirement and thereby keep the death benefit guarantee in effect, your contract will not lapse during the death benefit guarantee period. If you fail to satisfy the minimum premium requirement and, as a result, the death benefit guarantee is not in effect, the contract will remain in force as long as the cash surrender value less any contract indebtedness is sufficient to pay the next monthly deduction. If the cash surrender value less any contract indebtedness is insufficient to pay the next monthly deduction, you will be given a 61 day grace period within which to make a premium payment to avoid lapse. The premium required to avoid lapse will be equal to the amount needed to allow the cash surrender value less any contract indebtedness to cover the monthly deduction for two contract months. This required premium will be indicated in a written notice which we will send to you at the beginning of the grace period. The grace period commences when we mail such notice. The contract will continue in force throughout the grace period, but if the required premium is not forthcoming, the contract will terminate without value at the end of the grace period. If death occurs during the grace period, the death benefit payable under the contract will be reduced by the amount of any unpaid monthly deduction. However, the contract will never lapse due to insufficient cash surrender value as long as the death benefit guarantee is in effect.

REINSTATEMENT

If the contract lapses, you may apply for reinstatement anytime within five years. Your contract will be reinstated provided you supply proof of insurability and pay the monthly cost of insurance charges from the grace period plus a reinstatement premium. The reinstatement premium, after deduction of the premium expense charge, must be sufficient to cover the monthly deduction for two contract months following the effective date of reinstatement. If a loan was outstanding at the time of lapse, we will require reinstatement or repayment of the loan and accrued interest at 6% per year before permitting reinstatement of the contract.

CONVERSION

Once during the first two years following the issue date and the date of any increase in stated amount, you may convert your contract or increase, as applicable, to a fixed benefit flexible premium policy by transferring all of your accumulation value to the general account. After such a transfer, values and death benefits under your contract will be determinable and guaranteed. Accumulation values will be determined as of the date we receive a conversion request at our home office. There will be no change in stated amount as a result of the conversion and no evidence of insurability is required. Outstanding loans need not be repaid in order to convert your contract. Transfers of accumulation value to the general account in connection with such a conversion will be made without charge.

FREE LOOK

You have a limited right to cancel your contract or any increase in stated amount. We will cancel the contract or increase if you notify us or our agent before 20 days from the date you receive the contract or increase. Within seven days after we receive your notice to cancel, we will return all of the money you paid for the cancelled contract or increase. In some states, applicable law requires that your refund be adjusted by any investment gains or losses.

                             CHARGES AND DEDUCTIONS

We make charges against or deductions from premium payments, accumulation values and contract surrenders in the manner described below.

PREMIUM EXPENSE CHARGE

Each premium payment is subject to a premium expense charge. The premium expense charge has two components: a federal tax charge and a charge for the state premium tax and any other state and local taxes applicable to your contract.

Federal Tax Charge. - The contract is subject to a charge of 1.25% of premiums paid in the first 10 years. This charge is intended to help defray the federal tax cost attributable to this contract.

State Premium Tax. Your premium payments will be subject to the state premium tax and any other state or local taxes applicable to your contract. Currently, most state premium taxes range from 2% to 4%.

OHIO NATIONAL LIFE EMPLOYEE DISCOUNT

Ohio National Life and its affiliated companies offer a credit on the purchase of contracts by any of their employees, directors or retirees, or their spouse or the surviving spouse of a deceased retiree, covering any of the foregoing or any of their minor children, or any of their children ages 18 to 21 who is either (i) living in the purchaser's household or (ii) a full-time college student being supported by the purchaser, or any of the purchaser's minor grandchildren under the Uniform Gifts to Minors Act. This credit is treated as additional premium under the contract.

The amount of the credit equals 45% of the first contract year's minimum premium and 45% of the minimum premium attributable to any increase in stated amount for the year of such increase, plus 3% of any first year premium paid in excess of the minimum premium, and 3% of the total premiums paid in the second through sixth contract years. The Company credits the general account of the employee's contract in the foregoing amounts at the times premium payments are made by the employee.

MONTHLY DEDUCTION

As of the contract date and each subsequent process day, we will deduct from the accumulation value of your contract a monthly deduction to cover certain charges and expenses incurred in connection with the contract.

The monthly deduction consists of (1) the cost of insurance, (2) an administration charge of $7 for the cost of establishing and maintaining contract records and processing applications and notices, (3) a risk charge for the risk associated with the death benefit guarantee, and (4) the cost of additional insurance benefits provided by rider.

Your cost of insurance is determined on a monthly basis, and is determined separately for your initial stated amount and each subsequent increase in the stated amount. The monthly cost of insurance rate is based on your sex, attained age, rate class and the length of time since issue. The cost of insurance is calculated by multiplying (i) by the result of (ii) minus (iii), where:

 (i) is the cost of insurance rate as described in the contract. Such actual cost will be based on our expectations as to future mortality experience. It will not, however, be greater than the guaranteed cost of insurance rates set forth in the contract. Such rates for smokers and non-smokers are based on the 1980 Commissioner's Standard Ordinary, Male or Female, Smoker or Nonsmoker, mortality table, with assumed interest at the rate of 4% per year. The cost of insurance charge is guaranteed not to exceed such table rates for the insured's risk class;

 (ii) is the death benefit at the beginning of the contract month divided by 1.0032737; and

 (iii) is accumulation value at the beginning of the contract month.

In connection with certain employer-related plans, cost of insurance rates may not be based on sex. (See "Employee Benefit Plans" at page 36.)

The charge for the death benefit guarantee is $0.00, $0.01, $0.03 per $1,000 of your stated amount, depending upon which death benefit guarantee period you choose.

RISK CHARGE

Your accumulation value in the variable account, but not your accumulation value in the general account, will also be subject to a risk charge intended to compensate us for assuming certain mortality and expense risks in connection with the contract. Such charge will be assessed at a daily rate of 0.0020471% against each of the variable subaccounts. This corresponds to an annual rate of 0.75%. The risks assumed by us include the risks of greater than anticipated mortality and expenses.

SURRENDER CHARGE

After the free look period and during the early years of your contract and following any increase in stated amount, a surrender charge is assessed in connection with all complete surrenders, all lapses, all decreases in stated amount and certain partial surrenders. Such surrender charge consists of two components: (1) a contingent deferred sales charge, which applies to your initial contract for 20 years from the contract date and to any increase for 20 years from the effective date of such increase, and (2) a contingent deferred insurance underwriting charge, which applies for 8 years from such dates.

If you surrender your contract in full or it lapses when a surrender charge applies, we will deduct the total charge from your accumulation value. If you decrease the stated amount of your contract while a surrender charge applies, your accumulation value will be charged with the portion of the total surrender charge attributable to the stated amount cancelled by the decrease.

Partial surrenders in any contract year totaling 10% or less of the cash surrender value of your contract as of the end of the previous contract year are not subject to any surrender charge. Partial surrenders in any contract year in excess of 10% of the cash surrender value of your contract as of the end of the previous contract year will be subject to that percentage of the total surrender charges that is equal to the percentage of cash surrender value withdrawn minus 10%.

For example, assume a contract which now has, and at the end of the previous contract year had, an accumulation value of $11,100 and a surrender charge of $1,100. The cash surrender value of the contract is therefore $10,000. If you decide to withdraw 25% of such cash surrender value ($2,500), we will impose a charge equal to 15% (25% minus 10%) of the total surrender charge (.15 x $1,100 = $165) and reduce your accumulation value by that amount.

Contingent Deferred Sales Charge. The contingent deferred sales charge for your initial contract is 50% of premiums paid in the first 10 years up to the maximum shown on the contract specification page. The contingent deferred sales charge takes effect only if your contract lapses or you surrender your contract, in whole or in part, or decrease your stated amount, during the first 20 contract years following the issue date or the date of any increase.

The contingent deferred sales charge for an increase is 50% of premiums allocated to such increase in the first 10 years. (See "Death Benefits - Changes in Stated Amount" at page 18.)

We grade-off the contingent deferred sales charge over the 20 year period to which it applies. The table below shows the percentage of the total of such charge that we intend to impose on surrenders, lapses, decreases and certain partial surrenders in each year such charge applies.

                  YEAR                              PERCENTAGE OF TOTAL CHARGE
                  ----                              --------------------------

                    1                                          100%
                    2                                          100%
                    3                                          100%
                    4                                          100%
                    5                                          100%
                    6                                          100%
                    7                                          100%
                    8                                          100%
                    9                                          100%
                   10                                          100%
                   11                                           90%
                   12                                           80%
                   13                                           70%
                   14                                           60%
                   15                                           50%
                   16                                           40%
                   17                                           30%
                   18                                           20%
                   19                                           10%
                   20                                           0%

Contingent Deferred Insurance Underwriting Charge. The contingent deferred insurance underwriting charge varies with age at issue or increase and is expressed as an amount per thousand dollars of your stated amount and therefore varies with the size of your contract as well. Such variation is limited, however, in that such charge only applies to the first $500,000 of your stated amount. The charges per thousand dollars of stated amount and the maximum charges by virtue of the $500,000 cap are set forth in the following table:


         AGE AT ISSUE                                                    61 AND
         OR INCREASE          0-40         41-50          51-60          OVER
         ------------         ----         -----          -----          ------

Charge per              $    3.00       $    4.00       $    5.00       $    6.00
$1.000 of
Stated Amount
Maximum                 $   1,500       $   2,000       $   2,500       $   3,000

We grade-off the contingent deferred insurance underwriting charge in accordance with the following table. The table shows the percentage to total such charge we intend to impose on surrenders, lapses, decreases and certain partial surrenders in each year such charge applies.

            YEAR                                PERCENTAGE OF TOTAL CHARGE
            ----                                --------------------------

              1                                            100%
              2                                            100%
              3                                            100%
              4                                            100%
              5                                             80%
              6                                             60%
              7                                             40%
              8                                             20%


The contingent deferred insurance underwriting charge is intended to compensate us for certain insurance underwriting costs, including the selection and classification of risks and processing medical evidence of insurability.

SERVICE CHARGES

A charge that is currently $3 and is guaranteed not to exceed $15 will be imposed on each transfer of accumulation values among the subaccounts of the variable account and the general account. Currently, the Company is not assessing this charge on the first four transfers made in any contract year. For partial surrenders, a service fee will be charged equal to the lesser of $25 or 2% of the amount surrendered. A fee, not to exceed $100, is charged for any illustration of benefits and values that you may request after the issue date. All such fees are no greater than anticipated expenses in providing such services.

OTHER CHARGES

We also reserve the right to charge the assets of each subaccount and the general account to provide for any taxes that may become payable by us in respect of such assets. Under current law, no such taxes are anticipated. In addition, the Fund pays certain expenses that affect the value of your contract. The principal expenses at the Fund level are an investment advisory fee and Fund operating expenses. The investment advisory fee for the Equity, Bond, Omni and Social Awareness Portfolios is at the annual rate of 0.60% of the first $100 million of average daily net assets of each of those portfolios, 0.50% of the next $150 million, 0.45% of the next $250 million, 0.40% of the next $500 million, 0.30% of the next $1 billion, and 0.25% of all portfolio assets in excess of $2 billion. For the Money Market Portfolio, the fee is 0.30% of the first $100 million of average daily net assets, 0.25% of the next $150 million, 0.23% of the next $250 million, 0.20% of the next $500 million, and 0.15% of all assets in excess of $1 billion. Presently, with respect to the Money Market Portfolio, the Adviser is waiving any of its fee in excess of 0.25%. For the International and Global Contrarian Portfolios, the fee is 0.90% of each portfolio's average daily net assets, of which 0.75% is paid by the Adviser to SGAM. For the Capital Appreciation, Small Cap, and Aggressive Growth Portfolios, the fee is 0.80% of the average daily net assets of each of those portfolios. The Adviser then pays TRPA a fee at an annual rate of

0.70% of the first $5 million and 0.50% of average daily net assets value in excess of $5 million for the Capital Appreciation Portfolio. The Adviser pays FAM a fee at an annual rate of 0.65% of the first $75 million, 0.60% of the next $75 million, and 0.55% of average daily net asset value in excess of $150 million for the Small Cap Portfolio. The Adviser pays SCM a fee at an annual rate of 0.70% of the first $50 million and 0.50% of average daily net asset value in excess of $50 million for the Aggressive Growth Portfolio. For the Core Growth Portfolio, the fee is 0.95% of the first $150 million of average daily net assets and 0.80% of all assets in excess of $150 million. The Adviser then pays PBA a fee at an annual rate of 0.75% of the first $50 million, 0.70% of the next $100 million and 0.50% of average daily net assets in excess of $150 million for the Core Growth Portfolio. For the Growth & Income Portfolio, the fee is 0.85% of the first $200 million of average daily net assets and 0.80% of all assets in excess of $200 million. The Adviser then pays RSIM a fee at an annual rate of 0.60% of the first $100 million, 0.55% of the next $100 million and 0.50% of average daily net assets in excess of $200 million for the Growth & Income Portfolio. For the S&P 500 Index Portfolio, the fee is 0.40% of the first $100 million of average daily net assets, 0.35% of the next $150 million, and 0.33% of all assets in excess of $250 million. For the Emerging Markets Fund, its investment adviser, Montgomery Asset Management, L.P., is paid a fee at the annual rate of 1.25% of the first $250 million of average daily net assets and 1.00% of all assets of the Emerging Markets Fund in excess of $250 million. Presently, its invesment advisor is waiving any of the Emerging Markets Fund's fee in excess of 0.23%. The Fund operating expenses are 0.19% for the Equity, Money Market, Bond and Omni Portfolios, 0.25% for the International Portfolio, 0.17% for the Capital Appreciation Portfolio, 0.16% for the Small Cap Portfolio, 0.39% for the Global Contrarion Portfolio, 0.21% for the Aggressive Growth Portfolio and 1.22% for the Emerging Markets Fund. The Fund operating expenses are estimated to be 0.60% for the Core Growth Portfolio, 0.55% for the Growth
& Income Portfolio, 0.20% for the S & P 500 Index Portfolio and 0.25% for the Social Awareness Portfolio. (See the accompanying prospectuses of the Fund and the Emerging Markets Fund for a full description of all their expenses and fees.)

                               GENERAL PROVISIONS

VOTING RIGHTS

We will vote the Fund shares held in the various subaccounts of the variable account at shareholder meetings of the Fund (or of the Emerging Markets Fund) in accordance with your instructions. If, however, the 1940 Act or any regulation thereunder should change and we determine that it is permissible to vote the Fund shares in our own right, we may elect to do so. The number of votes as to which you have the right to instruct will be determined by dividing your contract's accumulation value in a subaccount by the net asset value per share of the corresponding Fund portfolio. Fractional shares will be counted. The number of votes as to which you have the right to instruct will be determined as of the date coincident with the date established by the Fund for determining shareholders eligible to vote at the meeting of the Fund. Voting instructions will be solicited in writing prior to such meeting in accordance with procedures established by the Fund. We will vote Fund shares attributable to contracts as to which no instructions are received, and any Fund shares held by the variable account which are not attributable to contracts, in proportion to the voting instructions which are received with respect to contracts participating in the variable account. Each person having a voting interest will receive proxy material, reports and other material relating to the Fund.

Similarly, we will vote Fund shares held by variable annuity separate accounts in accordance with instructions received from annuity owners. Fund shares owned by Ohio National Life that are held by such variable annuity separate accounts will be voted in proportion to the voting instructions received from contractowners.

We may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that shares be voted so as to cause a change in subclassification or investment objective of the Fund or disapprove an investment advisory contract of the Fund. In addition, we may disregard voting instructions in favor of changes initiated by a contractowner in the investment policy or the investment adviser of the Fund if we reasonably disapprove of such changes. A change would be disapproved only if the proposed change is contrary to state law or prohibited by state regulatory authorities or we determined that the change would be inconsistent with the investment objectives of the variable account or would result in the purchase of securities for the variable account which vary from the general quality and nature of investments and investment techniques utilized by other separate accounts created by us or any of our affiliates which have similar investment objectives. In the event that we disregard voting instructions, a summary of that action and the reason for such action will be included in your next semi-annual report.

ADDITIONS, DELETIONS OR SUBSTITUTIONS OF INVESTMENTS

We reserve the right, subject to compliance with applicable law, to make additions to, deletions from or substitutions for the shares held by any subaccount or which any subaccount may purchase. If shares of the Fund or Emerging Markets Fund should no longer be available for investment or if, in the judgment of management, further investment in shares of the Fund or the Emerging Markets Fund would be inappropriate in view of the purposes of the contract, we may substitute shares of any other investment company for shares already purchased, or to be purchased in the future. No substitution of securities will take place without notice to and the consent of contractowners and without prior approval of the Commission, all to the extent required by the 1940 Act. In addition, the investment policy of the variable account will not be changed without the approval of the Ohio Superintendent of Insurance and such approval will be on file with the state insurance regulator of the state where your contract was delivered.

Each class of Fund shares is subject to certain investment restrictions which may not be changed without the approval of the majority of such shares. For details concerning such restrictions, see the accompanying prospectus for the Fund and the Emerging Markets Fund.

ANNUAL REPORT

Each year we will send you a report which shows the current accumulation value, the cash surrender value, the stated amount, any contract indebtedness, any partial withdrawals since the date of the last report, investment experience credited since the last report, premiums paid and all charges imposed since the last annual report. We will also send you all reports required by the 1940 Act.

We will also make available a projection report. This report will be based on planned premiums, guaranteed cost of insurance and guaranteed interest, if any. It will show the accumulation value of your contract one year from the date of the report. Although there is generally no charge, we may charge a fee of not more than $100 for this report and if you ask for more than one annual report.

LIMITATION ON RIGHT TO CONTEST

We will not contest the insurance coverage provided under the contract, except for any subsequent increase in stated amount, after the contract has been in force during your lifetime for a period of two years from the contract date. This provision does not apply to any rider which grants disability or accidental death benefits. Any increase in the stated amount will not be contested after such increase has been in force during your lifetime for two years following the effective date of the increase. Any increase will be contestable within the two year period only with regard to statements concerning the increase.

MISSTATEMENTS

If the age or sex of the insured has been misstated in an application, including a reinstatement application, the amount payable under the contract by reason of the death of the insured will be 1.0032737 multiplied by the sum of (i) and (ii) where:

     (i)  is the accumulation value on the date of death; and

     (ii) is the death benefit, less the accumulation value on the date of death, multiplied by the ratio of (a) the cost of insurance actually deducted at the beginning of the contract month in which the death occurs to (b) the cost of insurance that should have been deducted at the insured's true age or sex.

SUICIDE

The contract does not cover the risk of suicide or self-destruction within two years from the contract date or two years from the date of any increase in stated amount with respect to such increase, whether the insured is sane or insane. In the event of suicide within two years of the contract date, we will refund premiums paid, without interest, less any contract indebtedness and less any partial surrender. In the event of suicide within two years of an increase in stated amount, we will refund any premiums allocated to the increase, without interest, less a deduction for a share of any contract indebtedness outstanding and any partial surrenders made since the increase. The share of indebtedness and partial surrenders so deducted will be determined by dividing the total face amount at the time of death by the face amount of the increase.

BENEFICIARIES

The primary and contingent beneficiaries are designated by the contractowner on the application. If changed, the primary beneficiary or contingent beneficiary is as shown in the latest change filed with us. If more than one beneficiary survives the insured, the proceeds of the contract will be paid in equal shares to the survivors in the appropriate beneficiary class unless requested otherwise by the contractowner.

POSTPONEMENT OF PAYMENTS

Payment of any amount upon a complete or partial surrender, a contract loan, or benefits payable at death or maturity may be postponed whenever: (i) the New York Stock Exchange is closed other than customary week-end and holiday closings, or trading on the Exchange is restricted as determined by the Commission; (ii) the Commission by order permits postponement for the protection of contractowners; or (iii) an emergency exists, as determined by the Commission, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the variable account's net assets. The Company may also withhold payment of any increased accumulation value or loan value resulting from a recent premium payment until your premium check has cleared. This could take up to 15 days after we receive your check.

ASSIGNMENT

The contract may be assigned as collateral security. We must be notified in writing if the contract has been assigned. Each assignment will be subject to any payments made or action taken by us prior to our notification of such assignment. We are not responsible for the validity of an assignment. The contractowner's rights and the rights of the beneficiary may be affected by an assignment.

NON-PARTICIPATING CONTRACT

The contract does not share in our surplus distributions. No dividends are payable with respect to the contract.

                               THE GENERAL ACCOUNT

By virtue of exclusionary provisions, interests in the general account have not been registered under the Securities Act of 1933 and the general account has not been registered as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests therein are subject to the provisions of these Acts.

GENERAL DESCRIPTION

The general account consists of all assets owned by us other than those in the variable account and any other separate accounts we may establish. Subject to applicable law, we have sole discretion over the investment of the assets of the general account.

You may elect to allocate net premiums to the general account or to transfer accumulation value to the general account from the subaccounts of the variable account. The allocation or transfer of funds to the general account does not entitle a contractowner to share in the investment experience of the general account. Instead, we guarantee that your accumulation value in the general account will accrue interest daily at an effective annual rate of at least 4%, without regard to the actual investment experience of the general account. Consequently, if you pay the planned premiums, allocate all net premiums only to the general account and make no transfers, partial surrenders, or contract loans, the minimum amount and duration of your death benefit will be determinable and guaranteed. Transfers from the general account to the variable account are partially restricted and allocation of substantial sums to the general account reduces the flexibility of the contract. (See "Premiums - Transfers" at page 24.)

ACCUMULATION VALUE

The accumulation value in the general account on the later of the issue date or the day we receive your initial premium is equal to the portion of the net premium allocated to the general account, less a pro rata portion of the first monthly deduction.

Thereafter, until the maturity date, we guarantee that the accumulation value in the general account will not be less than the amount of the net premiums allocated or accumulation value transferred to the general account, plus interest at the rate of 4% per year, plus any excess interest which we credit, less the sum of all charges and interest thereon allocable to the general account and any amounts deducted from the general account in connection with partial surrenders and interest thereon or transfers to the variable account.

We guarantee that interest credited to your accumulation value in the general account will not be less than an effective annual rate of 4% per year. We may, at our sole discretion, credit a higher rate of interest, although we are not obligated to do so. The contractowner assumes the risk that interest credited may not exceed the guaranteed minimum rate of 4% per year. The accumulation value in the general account will be calculated on each valuation date.

OPTIONAL INSURANCE BENEFITS

Subject to certain requirements, one or more optional insurance benefits may be added to your contract, including riders providing additional term insurance, spouse/additional insured term insurance, family plan/children insurance, a guaranteed purchase option, accidental death, waiver of premium, preferred loan, continuation of coverage, and accelerated death benefit. More detailed information concerning such riders may be obtained from your agent. The cost of any optional insurance benefits will be deducted as part of the monthly deduction. (See "Charges and Deductions - Monthly Deduction" at page 27.)

SETTLEMENT OPTIONS

In addition to a lump sum payment of benefits under the contract (see "Death Benefits" at page 15), any proceeds may be paid in any of the five methods described in your contract. For more details, contact your agent. A settlement option may be designated by notifying us in writing at our home office. Any amount left with us for payment under a settlement option will be transferred to the general account. During the life of the insured, the contractowner may select a settlement option. If a settlement option has not been chosen at the insured's death, the beneficiary may choose one. If a beneficiary is changed, the settlement option selection will no longer be in effect unless the contractowner requests that it continue. A settlement option may be elected only if the amount of the proceeds is $5,000 or more. We reserve the right to change the interval of payments if necessary to increase the payments to at least $25 each.

                          DISTRIBUTION OF THE CONTRACT

The contract is sold by individuals who, in addition to being licensed as life insurance agents, are also registered representatives (a) of The O.N. Equity Sales Company ("ONESCO"), a wholly-owned subsidiary of Ohio National Life, or
(b) of other broker-dealers that have entered into distribution agreements with the principal underwriter of the contracts. ONESCO and the other broker-dealers are responsible for supervising and controlling the conduct of their registered representatives in connection with the offer and sale of the contract. ONESCO and the other broker-dealers are registered with the Commission under the Securities Exchange Act of 1934 and are members of the National Association of Securities Dealers, Inc.


Ohio National Equities, Inc., another wholly-owned subsidiary of Ohio National Life, is the principal underwriter of the contracts. The Company, pursuant to a distribution and service agreement with the principal underwriter, reimburses the principal underwriter for any expenses incurred by it in connection with the distribution of the contracts. At the end of each calendar quarter, the principal underwriter pays the Company an amount equal to one-sixteenth of one percent of the average daily amount of assets of the contract maintained in the Fund during that quarter. This agreement may be terminated at any time by either party on 60 days' written notice.



                            MANAGEMENT OF THE COMPANY


OFFICERS AND DIRECTORS

                                  RELATIONSHIP
NAME                              WITH COMPANY*
----                              -------------
Trudy K. Backus                   Vice President, Individual Insurance Services

Thomas A. Barefield               Senior Vice President, Institutional Sales

Howard C. Becker                  Senior Vice President, Individual Insurance and Corporate Services

Ronald L. Benedict                Corporate Vice President, Counsel & Secretary

Robert A. Bowen                   Senior Vice President, Information Systems

Roylene M. Broadwell              Vice President and Treasurer

Michael A.  Boedeker              Vice President, Fixed Income Securities

Joseph P. Brom                    Director and Senior Vice President & Chief Investment Officer

David W. Cook                     Senior Vice President and Actuary

Robert M.   DiTommaso             Vice President, Career Marketing

Ronald J.  Dolan                  Director and Senior Vice President & Chief Financial Officer

John A. Houser III                Vice-President, Claims

Thomas O. Olsan                   Vice President, Underwriting

David B.  O'Maley                 Director and Chairman, President & Chief Executive Officer

John J. Palmer                    Director and Senior Vice President, Strategic Initiatives

George B.  Pearson                Vice President, PGA Marketing

D.  Gates Smith                   Senior Vice President, Sales

Michael D.  Stohler               Vice President, Mortgages & Real Estate

Stuart G.  Summers                Director and Senior Vice President and General Counsel



* The principal occupation of each of the above is an officer of Ohio National Life, with the same title as with the Company. The principal business address of each is:
  One Financial Way
  Cincinnati, Ohio 45242


The officers, directors and employees of the Company who have access to the assets of the variable account are covered by fidelity bonds issued by United States Fidelity & Guaranty Company in the aggregate amount of $3,000,000.

                                    CUSTODIAN

Pursuant to a written agreement, Star Bank, NA, 425 Walnut Street, Cincinnati, Ohio, serves as custodian of the assets of the variable account. The fee of the custodian for services rendered to the variable account is paid by the Company. The custodian also provides valuation and certain recordkeeping services to the variable account, which include, without limitation, maintaining a record of all purchases, redemptions and distributions relating to Fund shares, the amounts thereof and the number of shares from time to time standing to the credit of the variable account.

                         STATE REGULATION OF THE COMPANY

The Company is organized under the laws of the State of Ohio and is subject to regulation by the Superintendent of Insurance of Ohio. An annual statement is filed with the Superintendent on or before March 1 of each year covering the operations and reporting on the financial condition of the Company as of December 31 of the preceding year. Periodically, the Superintendent examines the assets and liabilities of the Company and of the variable account and verifies their adequacy. A full examination of the Company's operations is conducted by the National Association of Insurance Commissioners at least every five years.

In addition, the Company is subject to the insurance laws and regulations of other states in which it is licensed to operate. Generally, the insurance department of any other state applies the laws of the state of domicile in determining permissible investments.

                               FEDERAL TAX MATTERS

The following description is a brief summary of some of the Code provisions which, in the Company's opinion, are currently in effect. This summary does not purport to be complete or to cover all situations, including the possible tax consequences of changes in ownership. Counsel and other competent tax advisers should be consulted for more complete information. Tax laws can change, even with respect to contracts that have already been issued. Tax law revisions, with unfavorable consequences to contracts offered by this prospectus, could have retroactive effect on previously issued contracts or on subsequent voluntary transactions in previously issued contracts.

CONTRACT PROCEEDS

The contract contains provisions not found in traditional life insurance contracts providing only for fixed benefits. However, under the Code, as amended by the Tax Reform Act of 1984, the contract should qualify as a life insurance contract for federal income tax purposes as long as certain conditions are met. Consequently, the proceeds of the contract payable to the beneficiary on the death of the insured will generally be excluded from the beneficiary's income for purposes of the federal income tax.

Current tax rules and penalties on distributions from life insurance contracts apply to any life insurance contract issued or materially changed on or after June 21, 1988 that is funded more heavily (faster) than a traditional whole life plan designed to be paid-up after the payment of level annual premiums over a seven-year period. Thus, for such a contract (called a "modified endowment contract" in the Code), any distribution, including surrenders, partial surrenders, maturity proceeds, and loans secured by the contract, during the insured's lifetime (but not payments received as an annuity or as a death benefit) would be included in the contractowner's gross income to the extent that the contract's cash surrender value exceeds the owner's investment in the contract. In addition, a ten percent penalty tax applies to any such distribution from such a contract, to the extent includible in gross income, except if made (i) after the taxpayer's attaining age 59-1/2, (ii) as a result of his or her disability or (iii) in one of several prescribed forms of annuity payments.

Loans received under the contract will be construed as indebtedness of the contractowner in the same manner as loans under a fixed benefit life insurance policy and no part of any loan under the contract is expected to constitute income to the contractowner. Interest payable with respect to such loans is not tax deductible. If the contract is surrendered or lapsed, any policy loan then in effect is treated as taxable income to the extent that the contract's accumulation value (including the loan amount) then exceeds your "basis" in the contract. (Your "basis" equals the total amount of premiums that were paid into the contract less any withdrawals from the contract.)

Federal estate and local estate, inheritance and other tax consequences of contract ownership or receipt of contract proceeds depend upon the circumstances of each contractowner and beneficiary.

CORRECTION OF MODIFIED ENDOWMENT CONTRACT

If you have made premium payments in excess of the amount that would be permitted without your contract being treated as a modified endowment contract under the Code, you may, upon timely written request, prevent that tax treatment by receiving a refund, without deduction of any charges, of the excess premium paid, plus interest thereon at the rate of 6% per year. Under the Code, such a corrective action must be completed by no later than 60 days after the end of the year following the date the contract became a modified endowment contract.

RIGHT TO CHARGE FOR COMPANY TAXES

The Company is presently taxed as a life insurance company under the provisions of the Code. The Tax Reform Act of 1984 specifically provides for adjustments in reserves for flexible premium policies, and we will reflect flexible premium life insurance operations in our tax return in accordance with such Act.

Currently, no charge is assessed against the variable account for the Company's federal taxes, or provision made for such taxes, that may be attributable to the variable account. However, we may in the future charge each subaccount of the variable account for its portion of any tax charged to us in respect of such subaccount or its assets. Under present law, we may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If they increase, however, we may decide to assess charges for such taxes, or make provision for such taxes, against the variable account. Any such charges against the variable account or its subaccounts could have an adverse effect on the investment performance of such subaccounts.

                             EMPLOYEE BENEFIT PLANS

Employers and employee organizations should consider, in consultation with counsel, the impact of Title VII of the Civil Rights Act of 1964 on the purchase of a contract in connection with an employment-related insurance or benefit plan. The United States Supreme Court held, in a 1983 decision, that, under Title VII, optional annuity benefits under a deferred compensation plan could not vary on the basis of sex.

                                LEGAL PROCEEDINGS

There are no legal proceedings to which the variable account is a party or to which the assets of any of the subaccounts thereof are subject. The Company is not involved in any litigation that is of material importance in relation to its total assets or that relates to the variable account.

                                  LEGAL MATTERS


Jones & Blouch, L.L.P., Washington, D.C., has served as special counsel with regard to legal matters relating to federal securities laws applicable to the issuance of the flexible premium variable life insurance contract described in this prospectus. All matters of Ohio law pertaining to the contract including the validity of the contract and the Company's right to issue the contract under the Insurance Law of the State of Ohio have been passed upon by Ronald L. Benedict, Corporate Vice President, Counsel and Secretary of Ohio National Life.

                                     EXPERTS


The financial statements of Variable Account R as of December 31, 1997 and for each of the periods indicated herein and the financial statements of the Company as of December 31, 1997 and 1996 and for the periods indicated herein included in this prospectus have been included herein in reliance upon the reports of KPMG Peat Marwick LLP, independent certified public accountants, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing.



Actuarial matters included in this prospectus have been examined by David W. Cook, FSA, MAAA, as stated in the opinion filed as an exhibit to the registration statement.

                             REGISTRATION STATEMENT

A registration statement has been filed with the Commission under the Securities Act of 1933, as amended, with respect to the contract offered hereby. This prospectus does not contain all the information set forth in the registration statement. Reference is made to such registration statement for further information concerning the variable account, the Company and the contract offered hereby. Statements contained in this prospectus as to the contents of the contract and other legal instruments are summaries. For a complete statement of the terms thereof, reference is made to such instruments as filed.

                              FINANCIAL STATEMENTS

The financial statements of the Company which are included in this prospectus should be considered only as bearing on the ability of the Company to meet its obligations under the contract. They should not be considered as bearing on the investment performance of the assets held in the variable account.


OHIO NATIONAL VARIABLE ACCOUNT R                            December 31, 1997
INDEPENDENT AUDITORS' REPORT


The Board of Directors
         Ohio National Life Assurance Corporation

The Contract Owners
         Ohio National Variable Account R

We have audited the accompanying statements of assets and contract owners' equity of Ohio National Variable Account R (comprising, respectively, the Equity, Money Market, Bond, Omni, International, Capital Appreciation, Small Cap, Global Contrarian, Aggressive Growth, S&P 500 Index, Social Awareness, Core Growth, Growth & Income and Emerging Market Subaccounts) as of December 31, 1997, and the related statements of operations and changes in contract owners' equity and schedules of changes in unit values for each of the periods indicated herein. These financial statements are the responsibility of the Companys' management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation with the underlying funds of securities owned as of December 31, 1997. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Ohio National Variable Account R at December 31, 1997, and the results of their operations, changes in contract owners' equity and changes in unit values for each of the periods indicated herein, in conformity with generally accepted accounting principles.


KPMG PEAT MARWICK LLP

Cincinnati, Ohio
January 30, 1998

OHIO NATIONAL VARIABLE ACCOUNT R
Statements of Assets and Contract Owners' Equity                                                               December 31, 1997


                                             Money                                                   Capital
                                Equity       Market         Bond         Omni       International  Appreciation        Small Cap
                              Subaccount   Subaccount    Subaccount    Subaccount    Subaccount    Subaccount         Subaccount
                             -----------   -----------   -----------   -----------   -----------   -----------        -----------
Assets - Investments
 at market value
 (note 2) ...................$28,205,784   $ 1,229,977   $   949,860   $10,223,345   $15,465,753   $ 4,867,463   $ 6,364,899
                             ===========   ===========   ===========   ===========   ===========   ===========   ===========

Contract owners' equity
 Contracts in
  accumulation
  period (note 3) ...........$28,205,784   $ 1,229,977   $   949,860   $10,223,345   $15,465,753   $ 4,867,463   $ 6,364,899
                             ===========   ===========   ===========   ===========   ===========   ===========   ===========

                               Global      Aggressive      S&P 500       Social        Core        Growth &           Emerging
                             Contrarian      Growth         Index      Awareness      Growth        Income             Market
                             Subaccount    Subaccount     Subaccount   Subaccount    Subaccount    Subaccount         Subaccount
                             -----------   -----------   -----------   -----------   -----------   -----------        -----------



Assets - Investments
 at market value
 (note 2) ...................$ 1,571,975   $ 2,705,162   $ 1,267,486   $   335,219   $   824,433   $ 1,842,644        80,276
                             ===========   ===========   ===========   ===========   ===========   ===========   ===========

Contract owners' equity
 Contracts in
  accumulation
  period (note 3) ...........$ 1,571,975   $ 2,705,162   $ 1,267,486   $   335,219   $   824,433   $ 1,842,644        80,276
                             ===========   ===========   ===========   ===========   ===========   ===========        ======






   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL VARIABLE ACCOUNT R
Statements of Operations and Changes in Contract Owners' Equity                 For the Three Years ended December 31

                                                                                      EQUITY
                                                                                    SUBACCOUNT
                                                                       1997             1996            1995              1997
                                                                    -----------    ------------    ------------    ------------
Investment activity:
 Reinvested dividends ...........................................   $    453,946    $    278,504    $    198,768    $     55,657
 Risk and administrative
  expense (note 4) ..............................................       (190,776)       (143,826)        (99,621)         (7,949)
                                                                     -----------    ------------    ------------    ------------
   Net investment activity ......................................        263,170         134,678          99,147          47,708
                                                                     -----------    ------------    ------------    ------------

 Realized and unrealized gain
  (loss) on investments:
   Reinvested capital gains .....................................      1,475,813         487,586         179,148               0
   Realized gain (loss) .........................................        431,237         160,116         137,099             241
   Unrealized gain (loss) .......................................      1,699,778       2,231,504       2,656,620               0
                                                                     -----------    ------------    ------------    ------------
    Net gain (loss) on
      investments ...............................................      3,606,828       2,879,206       2,972,867             241
                                                                     -----------    ------------    ------------    ------------
     Net increase in contract
      owners' equity from
      operations ................................................      3,869,998       3,013,884       3,072,014          47,949
                                                                     -----------    ------------    ------------    ------------

Equity transactions:
 Sales:
  Contract purchase payments ....................................      4,850,686       4,490,453       3,786,276       6,067,434
  Transfers from fixed and
   other subaccounts ............................................      2,585,503       1,268,910       1,036,068       1,593,336
                                                                     -----------    ------------    ------------    ------------
                                                                       7,436,189       5,759,363       4,822,344       7,660,770
                                                                     -----------    ------------    ------------    ------------
 Redemptions:
  Withdrawals and surrenders
   (note 4) .....................................................        930,275         328,631         325,573           8,519
  Transfers to fixed and
   other subaccounts ............................................      2,061,907       1,294,677       1,127,609       7,321,910
  Cost of insurance and
   administrative fee (note 5) ..................................      1,775,339       1,519,968       1,261,061         225,524
                                                                     -----------    ------------    ------------    ------------
                                                                       4,767,521       3,143,276       2,714,243       7,555,953
                                                                     -----------    ------------    ------------    ------------

    Net equity transactions .....................................      2,668,668       2,616,087       2,108,101         104,817
                                                                     -----------    ------------    ------------    ------------
     Net change in contract
      owners' equity ............................................      6,538,666       5,629,971       5,180,115         152,766
Contract owners' equity:
 Beginning of period ............................................     21,667,118      16,037,147      10,857,032       1,077,211
                                                                     -----------    ------------    ------------    ------------
 End of period...................................................    $28,205,784    $ 21,667,118    $ 16,037,147    $  1,229,977
                                                                     ===========    ============    ============    ============


                                                                   MONEY MARKET                                       BOND
                                                                    SUBACCOUNT                                     SUBACCOUNT
                                                                      1996             1995             1997          1996
                                                                   -----------    ------------    ------------    ------------
Investment activity:
 Reinvested dividends ...........................................  $     39,652    $     24,454    $     68,280    $     38,549
 Risk and administrative
  expense (note 4) ..............................................        (7,545)         (3,384)         (6,130)         (4,242)
                                                                   ------------    ------------    ------------    ------------
   Net investment activity ......................................        32,107          21,070          62,150          34,307
                                                                   ------------    ------------    ------------    ------------

 Realized and unrealized gain
  (loss) on investments:
   Reinvested capital gains .....................................             0               0               0               0
   Realized gain (loss) .........................................        (6,138)            140           1,394             743
   Unrealized gain (loss) .......................................             0               0           4,309         (13,745)
                                                                   ------------    ------------    ------------    ------------
    Net gain (loss) on
      investments ...............................................        (6,138)            140           5,703         (13,002)
                                                                   ------------    ------------    ------------    ------------
     Net increase in contract
      owners' equity from
      operations ................................................        25,969          21,210          67,853          21,305
                                                                   ------------    ------------    ------------    ------------

Equity transactions:
 Sales:
  Contract purchase payments ....................................     4,328,290       2,749,849         244,107         328,071
  Transfers from fixed and
   other subaccounts ............................................       544,044         478,053         131,403          87,756
                                                                   ------------    ------------    ------------    ------------
                                                                      4,872,334       3,227,902         375,510         415,827
                                                                   ------------    ------------    ------------    ------------
 Redemptions:
  Withdrawals and surrenders
   (note 4) .....................................................         5,529          24,538          21,828           8,438
  Transfers to fixed and
   other subaccounts ............................................     4,313,747       2,921,107         131,854         162,147
  Cost of insurance and
   administrative fee (note 5) ..................................       173,031         119,220          70,289          62,462
                                                                   ------------    ------------    ------------    ------------
                                                                      4,492,307       3,064,865         223,971         233,047
                                                                   ------------    ------------    ------------    ------------

    Net equity transactions .....................................       380,027         163,037         151,539         182,780
                                                                   ------------    ------------    ------------    ------------
     Net change in contract
      owners' equity ............................................       405,996         184,247         219,392         204,085
Contract owners' equity:
 Beginning of period ............................................       671,215         486,968         730,468         526,383
                                                                   ------------    ------------    ------------    ------------
 End of period...................................................  $  1,077,211    $    671,215    $    949,860    $    730,468
                                                                   ============    ============    ============    ============

                                                                                                       OMNI
                                                                                                    SUBACCOUNT
                                                                       1995             1997            1996            1995
                                                                   ------------    ------------    ------------     ------------
Investment activity:
 Reinvested dividends ...........................................   $     19,864    $    285,077    $    168,919    $    122,957
 Risk and administrative
  expense (note 4) ..............................................         (2,892)        (65,184)        (45,484)        (33,258)
                                                                    ------------    ------------    ------------    ------------
   Net investment activity ......................................         16,972         219,893         123,435          89,699
                                                                    ------------    ------------    ------------    ------------

 Realized and unrealized gain
  (loss) on investments:
   Reinvested capital gains .....................................             39         480,048          92,139               0
   Realized gain (loss) .........................................            (78)         73,429          48,077          31,864
   Unrealized gain (loss) .......................................         44,832         562,929         578,417         725,434
                                                                    ------------    ------------    ------------    ------------
    Net gain (loss) on
      investments ...............................................         44,793       1,116,406         718,633         757,298
                                                                    ------------    ------------    ------------    ------------
     Net increase in contract
      owners' equity from
      operations ................................................         61,765       1,336,299         842,068         846,997
                                                                    ------------    ------------    ------------    ------------

Equity transactions:
 Sales:
  Contract purchase payments ....................................        146,154       1,966,189       1,544,190       1,092,988
  Transfers from fixed and
   other subaccounts ............................................        108,837         907,850         583,740         370,752
                                                                    ------------    ------------    ------------    ------------
                                                                         254,991       2,874,039       2,127,930       1,463,740
                                                                    ------------    ------------    ------------    ------------
 Redemptions:
  Withdrawals and surrenders
   (note 4) .....................................................          5,704         187,562         167,671          67,498
  Transfers to fixed and
   other subaccounts ............................................         32,704         312,223         299,190         314,014
  Cost of insurance and
   administrative fee (note 5) ..................................         41,769         648,661         501,412         381,402
                                                                    ------------    ------------    ------------    ------------
                                                                          80,177       1,148,446         968,273         762,914
                                                                    ------------    ------------    ------------    ------------

    Net equity transactions .....................................        174,814       1,725,593       1,159,657         700,826
                                                                    ------------    ------------    ------------    ------------
     Net change in contract
      owners' equity ............................................        236,579       3,061,892       2,001,725       1,547,823
Contract owners' equity:
 Beginning of period ............................................        289,804       7,161,453       5,159,728       3,611,905
                                                                    ------------    ------------    ------------    ------------
 End of period...................................................   $    526,383    $ 10,223,345    $  7,161,453    $  5,159,728
                                                                    ============    ============    ============    ============

The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL VARIABLE ACCOUNT R
Statements of Operations and Changes in Contract Owners' Equity

                                                                                                    CAPITAL
                                                 INTERNATIONAL                                    APPRECIATION
                                                  SUBACCOUNT                                       SUBACCOUNT
                                      1997            1996           1995            1997             1996            1995
                                 ------------    ------------    ------------    ------------    ------------    ------------
Investment activity:
 Reinvested dividends ........   $    983,741    $    421,814    $    126,297    $    130,659    $     64,452    $     14,803
 Risk and administrative
  expense (note 4) ...........       (112,268)        (78,825)        (49,434)        (28,303)        (13,716)         (4,732)
                                 ------------    ------------    ------------    ------------    ------------    ------------
   Net investment activity ...        871,473         342,989          76,863         102,356          50,736          10,071
                                 ------------    ------------    ------------    ------------    ------------    ------------

 Realized and unrealized gain
  (loss) on investments:
   Reinvested capital gains ..      1,415,674         151,723          87,993         244,214          42,011           3,782
   Realized gain (loss) ......        186,736          23,917          26,863          34,042          19,381           2,645
   Unrealized gain (loss) ....     (2,391,042)        752,956         540,676         129,929         172,281          94,813
                                 ------------    ------------    ------------    ------------    ------------    ------------
    Net gain (loss) on
      investments ............       (788,632)        928,596         655,532         408,185         233,673         101,240
                                 ------------    ------------    ------------    ------------    ------------    ------------
     Net increase in contract
      owners' equity from
      operations .............         82,841       1,271,585         732,395         510,541         284,409         111,311
                                 ------------    ------------    ------------    ------------    ------------    ------------

Equity transactions:
 Sales:
  Contract purchase payments .      4,352,514       3,766,785       2,976,009       1,458,697       1,176,050         422,829
  Transfers from fixed and
   other subaccounts .........      2,121,595       1,410,908       1,049,632       1,299,231         709,737         696,659
                                 ------------    ------------    ------------    ------------    ------------    ------------
                                    6,474,109       5,177,693       4,025,641       2,757,928       1,885,787       1,119,488
                                 ------------    ------------    ------------    ------------    ------------    ------------
 Redemptions:
  Withdrawals and surrenders
   (note 4) ..................        469,189         160,367         135,907          54,331          55,870           4,024
  Transfers to fixed and
   other subaccounts .........      2,136,043         622,081         770,875         775,912         301,791          84,065
  Cost of insurance and
   administrative fee (note 5)      1,269,503       1,009,169         796,919         377,999         244,293          87,472
                                 ------------    ------------    ------------    ------------    ------------    ------------
                                    3,874,735       1,791,617       1,703,701       1,208,242         601,954         175,561
                                 ------------    ------------    ------------    ------------    ------------    ------------

    Net equity transactions ..      2,599,374       3,386,076       2,321,940       1,549,686       1,283,833         943,927
                                 ------------    ------------    ------------    ------------    ------------    ------------
     Net change in contract
      owners' equity .........      2,682,215       4,657,661       3,054,335       2,060,227       1,568,242       1,055,238
Contract owners' equity:
 Beginning of period .........     12,783,538       8,125,877       5,071,542       2,807,236       1,238,994         183,756
                                 ------------    ------------    ------------    ------------    ------------    ------------
 End of period ...............   $ 15,465,753    $ 12,783,538    $  8,125,877    $  4,867,463    $  2,807,236    $  1,238,994
                                 ============    ============    ============    ============    ============    ============



                                                                                                      GLOBAL
                                                     SMALL CAP                                       CONTRARIAN
                                                     SUBACCOUNT                                      SUBACCOUNT
                                        1997            1996            1995               1997         1996          1995 (a)
                                    ------------    ------------    ------------    ------------    ------------    ------------
Investment activity:
 Reinvested dividends ........      $          0    $          0    $      2,690    $     52,943    $     18,287    $        523
 Risk and administrative
  expense (note 4) ...........           (38,798)        (20,200)         (6,411)         (9,551)         (5,154)           (540)
                                    ------------    ------------    ------------    ------------    ------------    ------------
   Net investment activity ...           (38,798)        (20,200)         (3,721)         43,392          13,133             (17)
                                    ------------    ------------    ------------    ------------    ------------    ------------

 Realized and unrealized gain
  (loss) on investments:
   Reinvested capital gains ..           271,143          56,631               0          83,769           1,932               0
   Realized gain (loss) ......            84,498           9,714          13,224          32,076           1,474           1,419
   Unrealized gain (loss) ....           130,287         414,502         208,534         (35,010)         43,850           5,122
                                    ------------    ------------    ------------    ------------    ------------    ------------
    Net gain (loss) on
      investments ............           485,928         480,847         221,758          80,835          47,256           6,541
                                    ------------    ------------    ------------    ------------    ------------    ------------
     Net increase in contract
      owners' equity from
      operations .............           447,130         460,647         218,037         124,227          60,389           6,524
                                    ------------    ------------    ------------    ------------    ------------    ------------

Equity transactions:
 Sales:
  Contract purchase payments .         2,181,009       1,584,784         632,636         537,053         459,332         106,879
  Transfers from fixed and
   other subaccounts .........         1,438,960       1,168,570         786,952         450,868         403,280         182,691
                                    ------------    ------------    ------------    ------------    ------------    ------------
                                       3,619,969       2,753,354       1,419,588         987,921         862,612         289,570
                                    ------------    ------------    ------------    ------------    ------------    ------------
 Redemptions:
  Withdrawals and surrenders
   (note 4) ..................           141,409          80,764           5,965         221,380           3,696          10,420
  Transfers to fixed and
   other subaccounts .........         1,146,251         258,675         127,447         218,387          35,452          42,262
  Cost of insurance and
   administrative fee (note 5)           579,612         383,497         121,558         140,673          75,598          11,400
                                    ------------    ------------    ------------    ------------    ------------    ------------
                                       1,867,272         722,936         254,970         580,440         114,746          64,082
                                    ------------    ------------    ------------    ------------    ------------    ------------

    Net equity transactions ..         1,752,697       2,030,418       1,164,618         407,481         747,866         225,488
                                    ------------    ------------    ------------    ------------    ------------    ------------
     Net change in contract
      owners' equity .........         2,199,827       2,491,065       1,382,655         531,708         808,255         232,012
Contract owners' equity:
 Beginning of period .........         4,165,072       1,674,007         291,352       1,040,267         232,012               0
                                    ------------    ------------    ------------    ------------    ------------    ------------
 End of period ...............      $  6,364,899    $  4,165,072    $  1,674,007    $  1,571,975    $  1,040,267    $    232,012
                                    ============    ============    ============    ============    ============    ============




(a) Period from March 31, 1995, date of commencement of operations.

The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL VARIABLE ACCOUNT R
STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY  FOR THE PERIODS ENDED DECMEBER 31

                                                                                S&P 500        SOCIAL
                                               AGGRESSIVE GROWTH                 INDEX        AWARENESS
                                                  SUBACCOUNT                   SUBACCOUNT     SUBACCOUNT
                                     1997          1996            1995 (a)      1997 (b)      1997 (b)
                                  -----------    -----------    -----------    -----------    -----------
Investment activity:
 Reinvested dividends .........   $    24,808    $         0    $    12,789    $    33,016    $       983
 Risk and administrative
  expense (note 4) ............       (16,668)        (6,733)          (897)        (2,986)          (394)
                                  -----------    -----------    -----------    -----------    -----------
   Net investment activity ....         8,140         (6,733)        11,892         30,030            589
                                  -----------    -----------    -----------    -----------    -----------

 Realized and unrealized gain
  (loss) on investments:
   Reinvested capital gains ...         9,068        158,688              0         94,770         29,015
   Realized gain (loss) .......        (3,358)          (294)         5,130          5,779            926
   Unrealized gain (loss) .....       231,511       (114,233)        15,468        (52,996)       (31,805)
                                  -----------    -----------    -----------    -----------    -----------
    Net gain (loss) on
      investments .............       237,221         44,161         20,598         47,553         (1,864)
                                  -----------    -----------    -----------    -----------    -----------
     Net increase (decrease) in
      contract owners' equity
      from operations .........       245,361         37,428         32,490         77,583         (1,275)
                                  -----------    -----------    -----------    -----------    -----------

Equity transactions:
 Sales:
  Contract purchase payments ..       969,362        915,114        140,955        560,773         35,077
  Transfers from fixed and
   other subaccounts ..........       544,712        640,496        336,663        775,750        319,587
                                  -----------    -----------    -----------    -----------    -----------

                                    1,514,074      1,555,610        477,618      1,336,523        354,664
                                  -----------    -----------    -----------    -----------    -----------
 Redemptions:
  Withdrawals and surrenders
   (note 4) ...................        84,536          6,572            307            727             50
  Transfers to fixed and
   other subaccounts ..........       418,423        120,708         46,146         83,751         13,740
  Cost of insurance and
   administrative fee (note 5)        278,191        180,962         21,574         62,142          4,380
                                  -----------    -----------    -----------    -----------    -----------
                                      781,150        308,242         68,027        146,620         18,170
                                  -----------    -----------    -----------    -----------    -----------

    Net equity transactions ...       732,924      1,247,368        409,591      1,189,903        336,494
                                  -----------    -----------    -----------    -----------    -----------
     Net change in contract
      owners' equity ..........       978,285      1,284,796        442,081      1,267,486        335,219
Contract owners' equity:
 Beginning of period ..........     1,726,877        442,081              0              0              0
                                  -----------    -----------    -----------    -----------    -----------
 End of period ................   $ 2,705,162    $ 1,726,877    $   442,081    $ 1,267,486    $   335,219
                                  ===========    ===========    ===========    ===========    ===========

                                        CORE           GROWTH &       EMERGING
                                       GROWTH           INCOME         MARKET
                                      SUBACCOUNT      SUBACCOUNT     SUBACCOUNT
                                       1997 (b)        1997 (b)       1997 (c)
                                   -----------    -----------    -----------
Investment activity:
 Reinvested dividends .........    $       161    $     7,733    $       131
 Risk and administrative
  expense (note 4) ............         (3,844)        (4,646)          (188)
                                   -----------    -----------    -----------
   Net investment activity ....         (3,683)         3,087            (57)
                                   -----------    -----------    -----------

 Realized and unrealized gain
  (loss) on investments:
   Reinvested capital gains ...              0         90,978              0
   Realized gain (loss) .......          3,379          7,768           (554)
   Unrealized gain (loss) .....         (3,039)        94,008         (9,987)
                                   -----------    -----------    -----------
    Net gain (loss) on
      investments .............            340        192,754        (10,541)
                                   -----------    -----------    -----------
     Net increase (decrease) in
      contract owners' equity
      from operations .........         (3,343)       195,841        (10,598)
                                   -----------    -----------    -----------

Equity transactions:
 Sales:
  Contract purchase payments ..        377,379        536,293         44,409
  Transfers from fixed and
   other subaccounts ..........        631,937      1,270,995         58,741
                                   -----------    -----------    -----------

                                     1,009,316      1,807,288        103,150
                                   -----------    -----------    -----------
 Redemptions:
  Withdrawals and surrenders
   (note 4) ...................          1,885            436              0
  Transfers to fixed and
   other subaccounts ..........        116,828         95,943          6,244
  Cost of insurance and
   administrative fee (note 5)          62,827         54,105          6,032
                                   -----------    -----------    -----------
                                       181,540        150,484         12,276
                                   -----------    -----------    -----------

    Net equity transactions ...        827,776      1,656,804         90,874
                                   -----------    -----------    -----------
     Net change in contract
      owners' equity ..........        824,433      1,852,645         80,276
Contract owners' equity:
 Beginning of period ..........              0              0              0
                                   -----------    -----------    -----------
 End of period ................    $   824,433    $ 1,852,645    $    80,276
                                   ===========    ===========    ===========




(a) Period from March 31, 1995, date of commencement of operations.
(b) Period from January 3, 1997, date of commencement of operations.
(c) Period from April 1, 1997, date of commencement of operations.


   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL VARIABLE ACCOUNT R
NOTES TO FINANCIAL STATEMENTS


(1) BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES Ohio National Variable Account R (the Account) is a separate account of The Ohio National Life Assurance Corporation (ONLAC) . All obliga- tions arising under variable life insurance contracts are general corporate obligations of ONLAC. ONLAC is a wholly-owned subsidiary of The Ohio National Life Insurance Company. The account has been registered as a unit investment trust under the Investment Company Act of 1940.

     Assets of the Account are invested in shares of Ohio National, Fund, Inc. except for the Emerging Market subaccount which is invested in shares of the Emerging Markets Fund of the Montgomery Variable Series (collectivley the Funds). The Funds are diversified open-end management investment companies. The Funds' investments are subject to varying degrees of market, interest and financial risks; the issuers' abilities to meet certain obligations may be affected by economic developments in their respective industries.

     Investments are valued at the net asset value of fund shares held at December 31, 1997. Share transactions are recorded on the trade date. Income and capital gain distributions are recorded on the ex-dividend date. Net realized capital gains of loss is determined on the basis of average cost.

     ONLAC performs investment advisory services on behalf of the Ohio National Fund, Inc. in which the Account invests. For these services, the Company receives fees from the mutual funds. These fees are paid to an affiliate of the Company.

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     (2) INVESTMENTS

     At December 31, 1997 the aggregate cost and number of shares of the underlying funds owned by the respective subaccounts were:

                                        MONEY                                                    CAPITAL
                         EQUITY         MARKET         BOND          OMNI       INTERNATIONAL  APPRECIATION   SMALL CAP
                         SUBACCOUNT    SUBACCOUNT    SUBACCOUNT     SUBACCOUNT     SUBACCOUNT    SUBACCOUNT    SUBACCOUNT
                        -----------    ----------    ----------     ----------   ------------   ------------   ----------
Aggregate Cost          $28,205,784    $1,229,977  $    949,860    $10,223,345    $15,465,753   $ 4,867,463   $ 6,364,899

Number of Shares            795,829       122,998        88,955        485,324      1,154,592       359,647       340,023


                         GLOBAL      AGGRESSIVE     S&P 500        SOCIAL          CORE         GROWTH &       EMERGING
                       CONTRARIAN      GROWTH        INDEX        AWARENESS       GROWTH         INCOME         MARKET
                         SUBACCOUNT   SUBACCOUNT    SUBACCOUNT     SUBACCOUNT     SUBACCOUNT     SUBACCOUNT    SUBACCOUNT
                        -----------    ----------    ----------     ----------   ------------   ------------   ----------
Aggregate Cost          $ 1,571,975  $ 2,705,162   $ 1,267,486   $    335,219   $    824,433    $ 1,842,644     $ 80,276
Number of Shares            134,025      243,994       108,101         29,408         85,134        143,374        7,595

(3)  CONTRACTS IN ACCUMULATION PERIOD

     At December 31, 1997 the accumulation units and value per unit of the respective subaccounts and products were:

                                                ACCUMULATION UNITS                      VALUE PER UNIT
                                                 ------------------                      --------------

Equity Subaccount                                  966,008.5594                            29.198275
Money Market Subaccount                             74,082.3496                            16.602839
Bond Subaccount                                     47,562.8137                            19.970643
Omni Subaccount                                    378,070.8547                            27.040818
International Subaccount                           904,932.8051                            17.090499
Capital Appreciation Subaccount                    305,995.3292                            15.906985

OHIO NATIONAL VARIABLE ACCOUNT R
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                                                ACCUMULATION UNITS                      VALUE PER UNIT
                                                ------------------                      --------------
Small Cap Subaccount                               372,479.4049                            17.087923
Global Contrarian Subaccount                       117,727.4903                            13.352658
Aggressive  Growth Subaccount                      191,841.8759                            14.100998
S&P 500 Index Subaccount                            96,928.5483                            13.076496
Social Awareness Subaccount                         26,883.0555                            12.469522
Core Growth Subaccount                              85,704.7730                             9.619453
Growth & Income Subaccount                         135,929.2329                            13.555905
Emerging Market Subaccount                           8,148.9715                             9.851077


4)   RISK AND ADMINISTRATIVE EXPENSE

     Although variable life payments differ according to the investment performance of the Accounts, they are not affected by mortality or expense experience because ONLAC assumes the expense risk and the mortality risk under the contracts. ONLAC charges the Accounts' assets for assuming those risks. Such charge will be assessed at a daily rate of 0.0020471% which corresponds to an annual rate of .75% of the contract value.

5)   CONTRACT CHARGES
     Each premium payment is subject to a premium expense charge. The premium expense charge has two components:
     (a) Sales Load. Each contract is subject to a level sales load of all premiums paid of 4%.
     (b) State Premium Tax. Premium payments will be subject to the state premium tax and any other state or local taxes that currently range from 2% to 4%.

     Total premium expense charges in the Account amounted to approximately $840,000 during 1997.

     A surrender charge is assessed in connection with all complete surrenders, all decreases in stated amount and certain partial surrenders consisting of two components: (1) a contingent deferred sales charge, and (2) a contingent deferred insurance underwriting charge.

     The contingent deferred sales charge is a percentage of premiums paid in the first two contract years. The contingent deferred sales charge percentages are scaled by age at issue or increase. The contingent deferred insurance underwriting charge varies with age at issue or increase.

     A service charge is imposed on each transfer of cash values among the subaccounts. Currently, ONLAC is not assessing this charge on the first four transfers made in any contract year. For partial surrenders, a service fee is charged.

     ONLAC charges a monthly deduction from the contract value for the cost of insurance, a $5.00 or $7.00 record keeping and processing charge, a risk charge of $.01 per $1,000 of the stated amount for the risk associated with the death benefit guarantee, and the cost of additional insurance benefits provided by rider.

(6)  FEDERAL INCOME TAXES
     Operations of the Account form a part of, and are taxed with, operations of ONLAC which is taxed as a life insurance company under the Internal Revenue Code. Taxes are the responsibility of the contract owner upon termination or withdrawal. No Federal income taxes are payable under the present law on dividend income or capital gains distribution from the Fund shares held in the Account or on capital gains realized by the Account on redemption of the Fund shares.

OHIO NATIONAL VARIABLE ACCOUNT R
NOTES TO FINANCIAL STATEMENTS (CONTINUED)


(7)  NOTE TO SCHEDULE 1

     Schedule 1 presents the components of the change in the unit values, which are based on average unit values and are the basis for determining contract owners' equity. This schedule is presented for each series, as applicable, in the following format:

     -    Beginning unit value
     - Reinvested capital gains and dividends (This amount reflects the increase in the unit value due to capital gain and dividend distributions from the underlying mutual fund.)
     - Unrealized gain (loss) (This amount reflects the increase (decrease) in the unit value resulting from the market appreciation (depreciation) of the fund.)
     - Expenses (This amount reflects the decrease in the unit value due to Risk and Administrative Expenses discussed in note 4 to the financial statements.)
     -    Ending unit value
     -    Percentage increase (decrease) in unit value

OHIO NATIONAL VARIABLE ACCOUNT R
Schedules of Changes in Unit Values

                                                                                 MONEY
                                                                 EQUITY         MARKET          BOND           OMNI
1997                                                           SUBACCOUNT     SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
                                                               ----------     ----------     ----------     ----------
Beginning unit value.....................................       24.894833      15.874741      18.411624      23.059070
Reinvested capital gains and dividends...................        2.110272       0.849957       1.591839       2.242418
Realized and unrealized gain (loss)......................        2.400305       0.000000       0.110515       1.930047
Expenses.................................................       -0.207135      -0.121859      -0.143335      -0.190717
Ending unit value........................................       29.198275      16.602839      19.970643      27.040818
Percentage increase in unit value*.......................            17.3%           4.6%           8.5%          17.3%

                                                                 S&P 500        SOCIAL          CORE         GROWTH &
                                                                  INDEX        AWARENESS       GROWTH         INCOME
1997                                                           SUBACCOUNT     SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
                                                               ----------     ----------     ----------     ----------
Beginning unit value.....................................       10.000000 ***  10.000000 ***  10.000000 ***  10.000000 ***
Reinvested capital gains and dividends...................        3.333632       5.067906       0.003103       1.759478
Realized and unrealized gain (loss)......................       -0.163156      -2.512858      -0.309179       1.892103
Expenses.................................................       -0.093980      -0.085526      -0.074471      -0.095676
Ending unit value........................................       13.076496      12.469522       9.619453      13.555905
Percentage increase (decrease) in unit value*............            30.8%          24.7%          -3.8%          35.6%

                                                                                 MONEY
                                                                 EQUITY         MARKET          BOND           OMNI
1996                                                           SUBACCOUNT     SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
                                                               ----------     ----------     ----------     ----------
Beginning unit value.....................................       21.192465      15.207452      17.886274      20.106689
Reinvested capital gains and dividends...................        0.944670       0.784037       1.097636       0.922004
Realized and unrealized gain (loss)......................        2.930576       0.000000      -0.438542       2.191665
Expenses.................................................       -0.172878      -0.116748      -0.133744      -0.161288
Ending unit value........................................       24.894833      15.874741      18.411624      23.059070
Percentage increase in unit value*.......................            17.5%           4.4%           2.9%          14.7%

                                                                                 MONEY
                                                                 EQUITY         MARKET          BOND           OMNI
1995                                                           SUBACCOUNT     SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
                                                               ----------     ----------     ----------     ----------
Beginning unit value.....................................       16.785643      14.507086      15.156742      16.502872
Reinvested capital gains and dividends...................        0.535932       0.811960       0.850369       0.518180
Realized and unrealized gain.............................        4.015714       0.000000       2.004557       3.224480
Expenses.................................................       -0.144824      -0.111594      -0.125394      -0.138843
Ending unit value........................................       21.192465      15.207452      17.886274      20.106689
Percentage increase in unit value*.......................            26.3%           4.8%          18.0%          21.8%





OHIO NATIONAL VARIABLE ACCOUNT R                                             FOR THE YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995
SCHEDULES OF CHANGES IN UNIT VALUES                                                                                  SCHEDULE 1
                                                                            CAPITAL        SMALL        GLOBAL       AGGRESSIVE
                                                       INTERNATIONAL      APPRECIATION      CAP       CONTRARIAN       GROWTH
1997                                                     SUBACCOUNT        SUBACCOUNT    SUBACCOUNT   SUBACCOUNT     SUBACCOUNT
                                                         ----------        ----------    ----------   ----------     ----------
Beginning unit value...............................        16.862105         13.913113    15.871942    12.047276        12.625353
Reinvested capital gains and dividends.............         2.881543          1.498957     0.856851     1.392071         0.204520
Realized and unrealized gain (loss)................        -2.520126          0.606716     0.480387     0.010711         1.372228
Expenses...........................................        -0.133023         -0.111801    -0.121257    -0.097400        -0.101103
Ending unit value..................................        17.090499         15.906985    17.087923    13.352658        14.100998
Percentage increase in unit value*.................              1.4%             14.3%         7.7%        10.8%            11.7%

                                                          EMERGING
                                                           MARKET
1997                                                     SUBACCOUNT
                                                         ----------
Beginning unit value...............................        10.000000 ****
Reinvested capital gains and dividends.............         0.036358
Realized and unrealized gain (loss)................        -0.107323
Expenses...........................................        -0.077958
Ending unit value..................................         9.851077
Percentage increase (decrease) in unit value*......             -1.5%

                                                                            CAPITAL         SMALL       GLOBAL       AGGRESSIVE
                                                       INTERNATIONAL      APPRECIATION       CAP      CONTRARIAN       GROWTH
1996                                                     SUBACCOUNT        SUBACCOUNT    SUBACCOUNT   SUBACCOUNT     SUBACCOUNT
                                                         ----------        ----------    ----------   ----------     ----------
Beginning unit value...............................        14.839342         12.109778    13.585277    10.828053        12.624042
Reinvested capital gains and dividends.............         0.881300          0.706680     0.290873     0.333203         1.871400
Realized and unrealized gain (loss)................         1.262416          1.194253     2.107525     0.973834        -1.777704
Expenses...........................................        -0.120953         -0.097598    -0.111733    -0.087814        -0.092385
Ending unit value..................................        16.862105         13.913113    15.871942    12.047276        12.625353
Percentage increase in unit value*.................             13.6%             14.9%        16.8%        11.3%             0.0%

                                                                            CAPITAL         SMALL       GLOBAL       AGGRESSIVE
                                                       INTERNATIONAL      APPRECIATION       CAP      CONTRARIAN       GROWTH
1995                                                     SUBACCOUNT        SUBACCOUNT    SUBACCOUNT   SUBACCOUNT     SUBACCOUNT
                                                         ----------        ----------    ----------   ----------     ----------
Beginning unit value...............................        13.336474          9.950187    10.290499    10.000000 **     10.000000 **
Reinvested capital gains and dividends.............         0.453058          0.328243     0.037689     0.072802         1.128730
Realized and unrealized gain.......................         1.155212          1.904096     3.351539     0.835124         1.586259
Expenses...........................................        -0.105402         -0.072748    -0.094450    -0.079873        -0.090947
Ending unit value..................................        14.839342         12.109778    13.585277    10.828053        12.624042
Percentage increase in unit value*.................             11.3%             21.7%        32.0%         8.3%            26.2%


   * An annualized rate or return cannot be determined as expenses do not include the contract charges discussed in note (5).
  ** Period from March 31, 1995, date of commencement of operations.
 *** Period from January 3, 1997, date of commencement of operations. **** Period from April 1, 1997, date of commencement of operations.

    The accompanying notes are a integral part of these financial statements.

KPMG Peat Marwick LLP
1600 PNC Center
201 East Fifth Street
Cincinnate, OH 45202

Daton, OH



                          Independent Auditors' Report
                          ----------------------------


The Board of Directors
Ohio National Life Assurance Corporation:


We have audited the accompanying balance sheets of Ohio National Life Assurance Corporation (the Company) as of December 31, 1997 and 1996, and the related statements of income, stockholder's equity and cash flows for each of the years in the three-year period ended December 31, 1997. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Ohio National Life Assurance Corporation as of December 31, 1997 and 1996, and the results of its operations and its cash flows for each of the years in the three-year period ended December 31, 1997 in conformity with generally accepted accounting principles.


                                                   KPMG Peat Marwick LLP

Cincinnati, Ohio
February 12, 1998

                    OHIO NATIONAL LIFE ASSURANCE CORPORATION
                          (a wholly-owned subsidiary of
                    The Ohio National Life Insurance Company)

                                 Balance Sheets

                           December 31, 1997 and 1996

                     (in thousands except per share amounts)





                                                                                         1997           1996
                                                                                         ----           ----
                                       Assets
                                       ------
Investments (notes 4, 7 and 8):
     Fixed maturities available-for-sale, at fair value                              $  510,446       436,958
     Fixed maturities held-to-maturity, at amortized cost                                57,354        43,248
     Mortgage loans on real estate, net                                                 215,230       176,703
     Policy loans                                                                        38,126        34,935
     Short-term investments                                                              18,993        16,500
                                                                                      ---------     ---------
               Total investments                                                        840,149       708,344
Cash                                                                                      7,088        19,902
Accrued investment income                                                                10,183         8,665
Deferred policy acquisition costs                                                       123,661       113,293
Reinsurance recoverables                                                                 81,378        76,441
Other assets                                                                              2,863         1,575
Assets held in Separate Accounts                                                         75,934        53,159
                                                                                      ---------     ---------
               Total assets                                                          $1,141,256       981,379
                                                                                      =========     =========
                        Liabilities and Stockholder's Equity
Future policy benefits and claims (note 5)                                           $  850,313       748,925
Other policyholder funds                                                                  2,502         2,287
Accrued Federal income tax (note 6):
     Current                                                                                875           690
     Deferred                                                                            12,179         6,999
Other liabilities                                                                        14,874        17,516
Liabilities related to Separate Accounts                                                 75,934        53,159
                                                                                      ---------     ---------
               Total liabilities                                                        956,677       829,576
                                                                                      ---------     ---------
Stockholder's equity (notes 3 and 9):
     Class A common stock; authorized 10,000 shares of $3,000 par value;
        issued and outstanding 3,200 shares                                               9,600         9,600
     Additional paid-in capital                                                          27,025        27,025
     Unrealized gains on securities available -for-sale, net (note 4)                    10,327         1,293
     Retained earnings                                                                  137,627       113,885
                                                                                      ---------     ---------
               Total stockholder's equity                                               184,579       151,803
                                                                                      ---------     ---------
Commitments and contingencies (notes 11 and 12)
               Total liabilities and stockholder's equity                            $1,141,256       981,379
                                                                                      =========     =========




See accompanying notes to financial statements.

                    OHIO NATIONAL LIFE ASSURANCE CORPORATION
                          (a wholly-owned subsidiary of
                    The Ohio National Life Insurance Company)

                              Statements of Income

                  Years ended December 31, 1997, 1996 and 1995

                                 (in thousands)





                                                                                           1997             1996              1995
                                                                                         --------         --------          -------
Revenues (note 11):
     Universal life, annuity and investment product policy charges                       $ 51,416           45,330           39,390
     Traditional life and accident and health insurance premiums                           11,068           10,589            9,639
     Net investment income (note 4)                                                        61,348           56,032           51,052
     Other income                                                                           2,265            1,861            1,372
     Net realized gains (losses) on investments (note 4)                                    1,411              168           (1,882)
                                                                                         --------         --------          -------
                                                                                          127,508          113,980           99,571
                                                                                         --------         --------          -------
Benefits and expenses (notes 10 and 11):
     Benefits and claims                                                                   67,627           64,181           56,549
     Amortization of deferred policy acquisition costs                                      5,787            7,595            8,011
     Other operating costs and expenses                                                    15,676           14,432           12,642
                                                                                         --------         --------          -------
                                                                                           89,090           86,208           77,202
                                                                                         --------         --------          -------
               Income before Federal income tax                                            38,418           27,772           22,369
                                                                                         --------         --------          -------

Federal income tax (note 6):
     Current expense                                                                       14,361           12,986           10,632
     Deferred tax expense (benefit)                                                           315           (2,383)          (3,030)
                                                                                         --------         --------          -------
                                                                                           14,676           10,603            7,602
                                                                                         --------         --------          -------
               Net income                                                                $ 23,742           17,169           14,767
                                                                                         ========         ========          =======


See accompanying notes to financial statements.

                    OHIO NATIONAL LIFE ASSURANCE CORPORATION
                          (a wholly-owned subsidiary of
                    The Ohio National Life Insurance Company)

                       Statements of Stockholder's Equity

                  Years ended December 31, 1997, 1996 and 1995

                                 (in thousands)




                                                                                        Unrealized
                                                                                      gains (losses)
                                                                        Additional     on securities                     Total
                                                           Capital       paid-in      available-for-    Retained     stockholder's
                                                            shares       capital        sale, net       earnings        equity
                                                            ------       -------        ---------       --------        ------
1995:
     Balance, beginning of year                             $9,600        27,025         (10,693)          81,949       107,881
     Net income                                                 --            --              --           14,767        14,767
     Unrealized gains on securities
        available-for-sale, net of
        adjustment to deferred policy
        acquisition costs and deferred
        Federal income tax                                      --            --          20,251               --        20,251
                                                            ------        ------         -------          -------      --------
     Balance, end of year                                   $9,600        27,025           9,558           96,716       142,899
                                                            ======        ======         =======          =======      ========

1996:
     Balance, beginning of year                             $9,600        27,025           9,558           96,716       142,899
     Net income                                                 --            --              --           17,169        17,169
     Unrealized losses on securities
        available-for-sale, net of
        adjustment to deferred policy
        acquisition costs and deferred
        Federal income tax                                      --            --          (8,265)              --        (8,265)
                                                            ------        ------         -------          -------      --------
     Balance, end of year                                   $9,600        27,025           1,293          113,885       151,803
                                                            ======        ======         =======          =======      ========
1997:
     Balance, beginning of year                             $9,600        27,025           1,293          113,885       151,803
     Net income                                                 --            --              --           23,742        23,742
     Unrealized gains on securities
        available-for-sale, net of
        adjustment to deferred policy
        acquisition costs and deferred
        Federal income tax                                      --            --           9,034               --         9,034
                                                            ------        ------         -------          -------      --------
     Balance, end of year                                   $9,600        27,025          10,327          137,627       184,579
                                                            ======        ======         =======          =======      ========






See accompanying notes to financial statements.

                    OHIO NATIONAL LIFE ASSURANCE CORPORATION

                            Statements of Cash Flows

                  Years ended December 31, 1997, 1996 and 1995

                                 (in thousands)




                                                                                           1997              1996             1995
                                                                                           ----              ----             ----
Cash flows from operating activities:
    Net income                                                                          $  23,742           17,169           14,767
    Adjustments to reconcile net income to net cash (used in)
       provided by operating activities:
          Capitalization of deferred policy acquisition costs                             (23,855)         (21,075)         (18,220)
          Amortization of deferred policy acquisition costs                                 5,787            7,595            8,011
          Amortization and depreciation                                                     1,297              857              243
          Realized (gains) losses on invested assets, net                                  (1,431)            (200)             222
          (Increase) decrease in accrued investment income                                 (1,518)               9           (1,447)
          (Increase) in other assets                                                       (6,225)          (2,078)         (12,599)
          Increase (decrease) in policyholder account balances                              6,672            5,664          (88,318)
          Increase in other policyholder funds                                                215               95              346
          Increase (decrease) in current Federal income tax payable                           184           (9,942)           5,753
          Increase in other liabilities                                                     2,539            7,223            3,174
          Other, net                                                                       (5,061)          (2,349)          (1,363)
                                                                                        ---------         --------         --------
                 Net cash provided by (used in) operating activities                        2,346            2,968          (89,431)
                                                                                        ---------         --------         --------

Cash flows from investing activities:
    Proceeds from maturity of securities available-for-sale                                84,974           25,680           18,967
    Proceeds from sale of securities available-for-sale                                        --               --            3,138
    Proceeds from maturity of fixed maturities held-to-maturity                            11,039            4,866           11,788
    Proceeds from repayment of mortgage loans on real estate                               46,468           23,694            7,426
    Proceeds from repayment of policy loans                                                 4,966            5,521            3,171
    Cost of securities available-for-sale acquired                                       (136,593)         (40,814)         (50,494)
    Cost of fixed maturities held-to-maturity acquired                                    (25,966)          (2,632)         (39,247)
    Cost of mortgage loans on real estate acquired                                        (84,114)         (39,122)         (50,365)
    Policy loans issued and other invested assets acquired                                 (8,157)          (8,506)          (6,879)
                                                                                        ---------         --------         --------
                 Net cash used in investing activities                                   (107,383)         (31,313)        (102,495)
                                                                                        ---------         --------         --------

Cash flows from financing activities:
    Increase in universal life and investment product
       account balances                                                                   205,445          135,352          723,326
    Decrease in universal life and investment product
       account balances                                                                  (110,729)         (87,496)        (532,039)
                                                                                        ---------         --------         --------
                 Net cash provided by financing activities                                 94,716           47,856          191,287
                                                                                        ---------         --------         --------
Net (decrease) increase in cash and cash equivalents                                      (10,321)          19,511             (639)
Cash and cash equivalents, beginning of year                                               36,402           16,891           17,530
                                                                                        ---------         --------         --------
Cash and cash equivalents, end of year                                                  $  26,081           36,402           16,891
                                                                                        =========         ========         ========



See accompanying notes to financial statements.

                    OHIO NATIONAL LIFE ASSURANCE CORPORATION
                          (a wholly-owned subsidiary of
                    The Ohio National Life Insurance Company)

                          Notes to Financial Statements

                        December 31, 1997, 1996 and 1995

                                 (in thousands)



(1)    Organization and Business Description
       -------------------------------------

       Ohio National Life Assurance Corporation (ONLAC or the Company) is a stock life insurance company, wholly-owned by The Ohio National Life Insurance Company (ONLIC), a mutual life insurance company. ONLAC is a life and health insurer licensed in 47 states, the District of Columbia and Puerto Rico. The Company offers term life, universal life, disability and annuity products through independent agents and other distribution channels and competes with other insurers throughout the United States. The Company is subject to regulation by the Insurance Departments of states in which it is licensed and undergoes periodic examinations by those departments.

       The following is a description of the most significant risks facing life and health insurers and how the Company mitigates those risks:

          Legal/Regulatory Risk is the risk that changes in the legal or regulatory environment in which an insurer operates will create additional expenses not anticipated by the insurer in pricing its products. That is, regulatory initiatives designed to reduce insurer profits, new legal theories or insurance company insolvencies through guaranty fund assessments may create costs for the insurer beyond those recorded in the financial statements. The Company mitigates this risk by offering a wide range of product and by operating throughout the United States, thus reducing its exposure to any single product or jurisdiction, and also by employing underwriting practices which identify and minimize the adverse impact of this risk.

          Credit Risk is that risk that issuers of securities owned by the Company or mortgagors on mortgage loans on real estate owned by the Company will default or that other parties, including reinsurers, which owe the Company money, will not pay. The Company minimizes this risk by adhering to a conservative investment strategy, by maintaining sound reinsurance and credit and collection policies and by providing for any amounts deemed uncollectible.

          Interest Rate Risk is the risk that interest rates will change and cause a decrease in the value of an insurer's investments. This change in rates may cause certain interest-sensitive products to become uncompetitive or may cause disintermediation. The Company mitigates this risk by charging fees for non-conformance with certain policy provisions, by offering products that transfer this risk to the purchaser, and/or by attempting to match the maturity schedule of its assets with the expected payouts of its liabilities. To the extent that liabilities come due more quickly than assets mature, an insurer would have to borrow funds or sell assets prior to maturity and potentially recognize a gain or loss.

                    OHIO NATIONAL LIFE ASSURANCE CORPORATION
                          (a wholly-owned subsidiary of
                    The Ohio National Life Insurance Company)

                    Notes to Financial Statements, Continued


(2)  Summary of Significant Accounting Policies
     ------------------------------------------

     The significant accounting policies followed by the Company that materially affect financial reporting are summarized below. The accompanying financial statements have been prepared in accordance with generally accepted accounting principles (GAAP) which differ from statutory accounting practices prescribed or permitted by regulatory authorities (see Note 3).

     (a) Valuation of Investments and Related Gains and Losses
         -----------------------------------------------------

         The Company is required to classify its fixed maturity securities and equity securities as either held-to-maturity, available-for-sale or trading. Fixed maturity securities are classified as held-to-maturity when the Company has the positive intent and ability to hold the securities to maturity and are stated at amortized cost. Fixed maturity securities not classified as held-to-maturity and all equity securities are classified as available-for-sale and are stated at fair value, with the unrealized gains and losses, net of adjustments to deferred policy acquisition costs and deferred Federal income tax, reported as a separate component of shareholder's equity. The adjustment to deferred policy acquisition costs represents the change in amortization of deferred policy acquisition costs that would have been required as a charge or credit to operations had such unrealized amounts been realized. The Company has no fixed maturity securities classified as trading as of December 31, 1997.

         Mortgage loans on real estate are carried at the unpaid principal balance less valuation allowances. The Company provides valuation allowances for impairments of mortgage loans on real estate based on a review by portfolio managers. The measurement of impaired loans is based on the present value of expected future cash flows discounted at the loan's effective interest rate or at the fair value of the collateral, if the loan is collateral dependent. Loans in foreclosure and loans considered to be impaired as of the balance sheet date are placed on non-accrual status and written down to the fair value of the existing property to derive a new cost basis. Cash receipts on non-accrual status mortgage loans on real estate are included in interest income in the period received.

         Realized gains and losses on the sale of investments are determined on the basis of specific security identification. Estimates for valuation allowances and other than temporary declines are included in realized gains and losses on investments.





                                                                     (Continued)

                    OHIO NATIONAL LIFE ASSURANCE CORPORATION
                          (a wholly-owned subsidiary of
                    The Ohio National Life Insurance Company)

                    Notes to Financial Statements, Continued


(2)    Summary of Significant Accounting Policies, Continued
       -----------------------------------------------------

       (b)    Revenues and Benefits
              ---------------------

              Traditional life insurance products include those products with fixed and guaranteedpremiums and benefits and consist primarily of graded premium life and term life policies. Premiums for traditional non-participating life insurance products are recognized as revenue when due and collected. Benefits and expenses are associated with earned premiums so as to result in recognition of profits over the life of the contract. This association is accomplished by the provision for future policy benefits and the deferral and amortization of policy acquisition costs.

              Universal life products include universal life, variable universal life and other interest-sensitive life insurance policies. Investment products consist primarily of individual immediate and deferred annuities. Revenues for universal life and investment products consist of net investment income and cost of insurance, policy administration and surrender charges that have been earned and assessed against policy account balances during the period. Policy benefits and claims that are charged to expense include benefits and claims incurred in the period in excess of related policy account balances, maintenance costs and interest credited to policy account balances.

              Accident and health insurance premiums are recognized as revenue in accordance with the terms of the policies. Policy claims are charged to expense in the period that the claims are incurred.

       (c)    Deferred Policy Acquisition Costs
              ---------------------------------

              The costs of acquiring new business, principally commissions, certain expenses of the policy issue and underwriting department and certain variable agency expenses have been deferred. For traditional non-participating life insurance products, these deferred acquisition costs are predominantly being amortized with interest over the premium paying period of the related policies. Such anticipated premium revenue was estimated using the same assumptions as were used for computing liabilities for future policy benefits. For universal life and investment products, deferred policy acquisition costs are being amortized with interest over the lives of the policies in relation to the present value of estimated future gross profits from projected interest margins, cost of insurance, policy administration and surrender charges. Deferred policy acquisition costs are adjusted to reflect the impact of unrealized gains and losses on fixed maturity securities available-for-sale (see Note 2(a)).


                                                                     (Continued)

                    OHIO NATIONAL LIFE ASSURANCE CORPORATION
                          (a wholly-owned subsidiary of
                    The Ohio National Life Insurance Company)

                    Notes to Financial Statements, Continued


(2)    Summary of Significant Accounting Policies, Continued
       -----------------------------------------------------

       (d)    Separate Accounts
              -----------------

              Separate Account assets and liabilities represent contractholders'
                  funds which have been segregated into accounts with specific investment objectives. The investment income and gains or losses of these accounts accrue directly to the contractholders. The activity of the Separate Accounts is not reflected in the statements of income and cash flows except for the fees the Company receives for administrative services and risks assumed.

       (e)    Future Policy Benefits
              ----------------------

              Future policy benefits for traditional life policies have been calculated using a net level premium method based on estimates of mortality, morbidity, investment yields and withdrawals which were used or which were being experienced at the time the policies were issued, rather than the assumptions prescribed by state regulatory authorities (see Note 5).

              Future policy benefits for annuity policies in the accumulation phase, universal life and variable universal life policies have been calculated based on participants' aggregate account balances.

       (f)    Federal Income Tax
              ------------------

              ONLAC files a consolidated Federal income tax return with ONLIC.
                  The Company uses the asset and liability method of accounting for income tax. Under the asset and liability method, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and operating loss and tax credit carryforwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. Under this method, the effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date. Valuation allowances are established when necessary to reduce the deferred tax assets to the amounts expected to be realized.

       (g)    Reinsurance Ceded
              -----------------

              Reinsurance premiums ceded and reinsurance recoveries on benefits and claims incurred are deducted from the respective income and expense accounts. Assets and liabilities related to reinsurance ceded are reported on a gross basis.
                                                                     (Continued)

                    OHIO NATIONAL LIFE ASSURANCE CORPORATION
                          (a wholly-owned subsidiary of
                    The Ohio National Life Insurance Company)

                    Notes to Financial Statements, Continued


(2)    Summary of Significant Accounting Policies, Continued
       -----------------------------------------------------

       (h) Cash Equivalents
           ----------------

           For purposes of the statement of cash flows, the Company considers all short-term investments with original maturities of three months or less to be cash equivalents.

       (i) Use of Estimates
           ----------------

           In preparing the financial statements, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities as of the date of the financial statements and revenues and expenses for the reporting period. Actual results could differ significantly from those estimates.

           The estimates susceptible to significant change are those used in determining deferred policy acquisition costs, the liability for future policy benefits and claims, contingencies, and the valuation allowance for mortgage loans on real estate. Although some variability is inherent in these estimates, management believes the amounts provided are adequate.

 (3)   Basis of Presentation
       ---------------------

       The financial statements have been prepared in accordance with GAAP.
           Annual Statements on ONLAC, filed with the Department of Insurance of the State of Ohio, are prepared on the basis of accounting practices prescribed or permitted by such regulatory authorities. Prescribed statutory accounting practices include a variety of publications of the National Association of Insurance Commissioners (NAIC), as well as state laws, regulations and general administrative rules. Permitted statutory accounting practices encompass all accounting practices not so prescribed. The Company has no material permitted statutory accounting practices.

                                                                     (Continued)

                    OHIO NATIONAL LIFE ASSURANCE CORPORATION
                          (a wholly-owned subsidiary of
                    The Ohio National Life Insurance Company)

                    Notes to Financial Statements, Continued



(3)   Basis of Presentation, Continued
      --------------------------------

      The following reconciles the statutory net income of the Company as reported to regulatory authorities to the net income as shown in the accompanying financial statements:



                                                                                     1997             1996            1995
                                                                                     ----             ----            ----

          Statutory net income                                                     $15,540           12,018          10,161
          Adjustments to restate to the basis of GAAP:
              Increase in deferred policy acquisition
                  costs, net                                                        18,068           13,330          10,117
              Future policy benefits                                                (8,935)          (9,530)         (5,897)
              Deferred Federal income tax (expense) benefit                           (315)           2,383           3,030
              Interest maintenance reserve                                             362             (108)            (64)
              Other, net                                                              (978)            (924)         (2,580)
                                                                                   -------          -------         -------
                      Net income per accompanying
                         statements of income                                      $23,742           17,169          14,767
                                                                                   =======          =======         =======



      The following reconciles the statutory capital shares and surplus of the Company as reported to regulatory authorities to the stockholder's equity as shown in the accompanying financial statements:


                                                                               1997             1996
                                                                               ----             ----

                Statutory capital and surplus                                $ 98,902          83,832
                Add (deduct) cumulative effect of adjustments
                   to reconcile to the basis of GAAP:
                      Deferred policy acquisition costs                       123,661         113,293
                      Asset valuation reserve                                   8,450           8,001
                      Interest maintenance reserve                              3,611           3,249
                      Future policy benefits                                  (65,859)        (56,924)
                      Deferred Federal income tax                             (12,179)         (6,999)
                      Difference between amortized cost and
                          fair value of fixed maturity securities
                          available-for-sale, gross                            28,927           7,113
                      Other, net                                                 (934)            238
                                                                             --------         -------
                                Equity per accompanying
                                    balance sheets                           $184,579         151,803
                                                                             ========         =======




                                                                     (Continued)

                    OHIO NATIONAL LIFE ASSURANCE CORPORATION
                          (a wholly-owned subsidiary of
                    The Ohio National Life Insurance Company)

                    Notes to Financial Statements, Continued


 (4)   Investments
       -----------

       An analysis of investment income and realized gains (losses) by investment type follows for the years ended December 31:



                                                                                             Realized gains (losses) on
                                                             Investment Income               disposition of investments
                                                    ------------------------------------ -----------------------------------
                                                       1997          1996       1995        1997        1996        1995
                                                       ----          ----       ----        ----        ----        ----
           Fixed maturities available-for-sale      $34,847       33,092      15,260     $   346         (32)       (235)
           Fixed maturities held-to-maturity          4,222        4,244      19,588         185          15          13
           Mortgage loans on real estate             18,007       15,893      13,193         900         213           -
           Short-term                                 2,121          848       1,340          -           -            -
           Other                                      2,749        2,452       2,213          -            4           -
                                                     ------       ------      ------      ------         ---      ------
                      Total                          61,946       56,529      51,594       1,431         200        (222)

           Deduct: Investment expenses                 (598)        (497)       (542)
                   Valuation allowance for
                   mortgage loans on real estate                                             (20)        (32)     (1,660)
                                                     ------       ------      ------
                      Net investment income         $61,348       56,032      51,052
                                                     ======       ======      ======
                      Net realized gains (losses)
                           on disposition of
                                                                                          ------         ---      ------
                           investments                                                   $ 1,411         168      (1,882)
                                                                                          ======         ===      ======

       The components of unrealized gains on securities available-for-sale, net, were as follows as of December 31:



                                                                       1997             1996
                                                                       ----             ----

          Gross unrealized gains                                      $ 28,927          7,113
          Adjustment to deferred policy acquisition costs              (10,650)        (2,950)
          Deferred Federal income tax                                   (7,950)        (2,870)
                                                                       -------         ------
                                                                      $ 10,327          1,293
                                                                       =======         ======


       An analysis of the change in gross unrealized gains (losses) on securities available-for-sale and fixed maturities held-to-maturity follows for the years ended December 31:



                                                               1997           1996          1995
                                                               ----           ----          ----
         Fixed maturities, available-for-sale                $21,814        (20,254)        39,394
         Fixed maturities held to maturity                   $   809         (2,641)        16,973



                                                                     (Continued)

                    OHIO NATIONAL LIFE ASSURANCE CORPORATION
                          (a wholly-owned subsidiary of
                    The Ohio National Life Insurance Company)

                    Notes to Financial Statements, Continued



 (4)   Investments, Continued
       ----------------------

       The amortized cost and estimated fair value of securities available-for-sale and fixed maturities held-to-maturity were as follows:


                                                 December 31, 1997                                 December 31, 1996
                                  ------------------------------------------------- ------------------------------------------------
                                                  Gross       Gross     Estimated                  Gross        Gross     Estimated
                                   Amortized   unrealized   unrealized     fair      Amortized   unrealized  unrealized      fair
                                     cost         gains       losses      value        cost        gains       losses       value
                                  ------------ ------------ ----------- ----------- ------------ ----------- ------------ ----------
 Securities available-for-sale

 Fixed maturities:
    U.S. Treasury securities and
       obligations of U.S.
       government
       operations and agencies      $ 52,838       5,277         -       58,115       53,668       1,516         (765)      54,419
    Obligations of states and
       political subdivisions          5,358         309        (90)      5,577        6,633         253         (228)       6,658
    Corporate securities             288,284      19,953       (247)    307,990      265,996       9,160       (2,718)     272,438
    Mortgage-backed securities       135,039       3,905       (180)    138,764      103,548       1,008       (1,113)     103,443
                                     -------      ------       ----     -------      -------       -----       ------      -------
            Total fixed maturities  $481,519      29,444       (517)    510,446      429,845      11,937       (4,824)     436,958
                                     =======      ======       ====     =======      =======      ======       ======      =======

 Fixed maturity securities
    held-to-maturity

 Corporate securities               $ 54,759       5,014        (36)     59,737       40,628       4,418          -         45,046
 Other                                 2,595         326          -       2,921        2,620          77          -          2,697
                                     -------      ------       ----     -------      -------      ------       ------      -------
                                    $ 57,354       5,340        (36)     62,658       43,248       4,495          -         47,743
                                     =======      ======       ====     =======      =======      ======       ======      =======




                                                                     (Continued)

                    OHIO NATIONAL LIFE ASSURANCE CORPORATION
                          (a wholly-owned subsidiary of
                    The Ohio National Life Insurance Company)

                    Notes to Financial Statements, Continued


 (4)      Investments, Continued
          ----------------------

          The amortized cost and estimated fair value of fixed maturity securities available-for-sale and fixed maturity securities held-to-maturity as of December 31, 1997, by contractual maturity, are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                       Fixed maturity securities        Fixed maturity securities
                                                          available-for-sale                 held-to-maturity
                                                     ------------------------------    -----------------------------
                                                      Amortized         Estimated       Amortized        Estimated
                                                         cost          fair value         cost          fair value
                                                     -------------     ------------    ------------     ------------

          Due in one year or less                      $  10,136          11,809           3,217            3,515
          Due after one year through five years           42,763          45,216          10,869           11,874
          Due after five years through ten years         129,096         136,499          21,375           23,352
          Due after ten years                            299,524         316,922          21,893           23,917
                                                        --------         -------          ------           ------
                                                       $ 481,519         510,446          57,354           62,658
                                                        ========         =======          ======           ======



          There were no sales of securities available-for-sale during 1997 and 1996. In 1995, proceeds from such sales were $3,138, which resulted in gross gains of $34 and no gross losses Investments with an amortized cost of $4,388 and $3,554 as of December 31, 1997 and 1996, respectively, were on deposit with various regulatory agencies as required by law.

          The Company generally initiates foreclosure proceedings on all mortgage loans on real estate delinquent sixty days. There were no foreclosures of mortgage loans on real estate during 1997, and no foreclosures are in process as of December 31, 1997.

(5)       Future Policy Benefit and Claims
          --------------------------------

          The liability for future policy benefits for universal life policies and investment contracts (approximately 85% and 83% of the total liability for future policy benefits as of December 31, 1997 and 1996, respectively) has been established based on the aggregate account value without reduction for surrender charges. The average interest rate to be credited on investment product policies was 5.5% and 6.1% as of December 31, 1997 and 1996, respectively.


                                                                     (Continued)

                    OHIO NATIONAL LIFE ASSURANCE CORPORATION
                          (a wholly-owned subsidiary of
                    The Ohio National Life Insurance Company)

                    Notes to Financial Statements, Continued



(5)    Future Policy Benefit and Claims, Continued
       -------------------------------------------

       The liability for future policy benefits for traditional life products are based on the following mortality and interest rate assumptions without consideration for withdrawals. The mortality table and interest assumptions used for the majority of policies issued in 1997 and 1996 are the 1980 CSO table with 4% to 5% interest. With respect to older policies, the mortality table and interest assumptions used are primarily the 1958 CSO table with 4% interest and the 1980 CSO table with 4%-6% interest. Approximately 66% and 68% of the future policy benefit liability is calculated on a net level reserve basis as of December 31, 1997 and 1996, respectively.

       The liability for future policy benefits for individual accident and health policies include liabilities for active lives, disabled lives and unearned premiums. The liability for active lives are calculated on a two-year preliminary term basis at 3% to 6% interest, using either the 1964 Commissioner's Disability Table (policies issued prior to 1990) or the 1985 Commissioner's Individual Disability Table A (policies issued after 1989). The liability for disabled lives are calculated using either the 1985 Commissioner's Individual Disability Table A at 5% to 5.5% interest (claims incurred after 1989) or the 1971 modification of the 1964 Commissioner's Disability Table, at 3.5% interest (claims incurred prior to 1990).

(6)    Federal Income Tax

       In prior years, under superseded acts, the Company deferred income and accumulated amounts into a Policyholders' Surplus Account
              (PSA). Management considers the likelihood of distributions from the PSA to be remote; therefore, no Federal income tax has been provided for such distributions in the financial statements. Any distributions from the PSA, however, will continue to be taxable at the then current tax rate. The balance of the PSA is approximately $5,257 as of December 31, 1997.


       Total income taxes for the year ended December 31, 1997, 1996 and 1995 were allocated as follows:



                                                           1997        1996           1995
                                                           ----        ----           ----
         Income from continuing operations              $14,676       10,603           7,602
         Equity for unrealized gains (losses) on
                securities available for sale             5,080       (3,739)          7,243
                                                         ------       ------          ------
                                                        $19,756        6,864          14,845
                                                         ======       ======          ======

                                                                     (Continued)

                    OHIO NATIONAL LIFE ASSURANCE CORPORATION
                          (a wholly-owned subsidiary of
                    The Ohio National Life Insurance Company)

                    Notes to Financial Statements, Continued



(6)    Federal Income Tax, Continued
       -----------------------------

       Total Federal income tax expense for the years ended December 31, 1997, 1996 and 1995 differs from the amount computed by applying the U.S. Federal income tax rate to income before Federal income tax as follows:

                                                           1997                 1996                  1995
                                                   --------------------- --------------------  ------------------
                                                     Amount        %       Amount       %       Amount        %
                                                   ----------- --------- ----------  --------  --------    ------
             Computed (expected) tax expense        $13,447      35.0       9,720      35.0       7,829     35.0
             Differential earnings                      611       1.6       1,023       3.7       1,558      7.0
             Tax exempt interest and dividends
                 received deduction                     (20)     (0.1)        (38)     (0.1)        (41)    (0.1)
             Other, net                                 638       1.7        (102)     (0.4)     (1,744)    (7.9)
                                                     ------      ----      ------      ----      ------     ----
                 Total expense and effective rate   $14,676      38.2      10,603      38.2       7,602     34.0%
                                                     ======      ====      ======      ====      ======     ====


       Total Federal income tax paid during the years ended December 31, 1997, 1996 and 1995 was $14,176, $22,928, and $4,879, respectively.

       The tax effects of temporary differences between the financial statement carrying amounts and tax basis of assets and liabilities that give rise to significant components of the net deferred tax liability as of December 31, 1997 and 1996 are as follows:



                                                                       1997            1996
                                                                       ----            ----
            Deferred tax assets:
              Future policy benefits                                  $29,095         25,067
              Mortgage loans and real estate                              823            816
              Other                                                       540            550
                                                                       ------         ------
                   Total gross deferred tax assets                     30,458         26,433
                                                                       ------         ------
            Deferred tax liabilities:
              Deferred policy acquisition costs                        32,039         30,084
              Fixed maturities available-for-sale                      10,582          3,329
              Other                                                        16             19
                                                                       ------         ------
                   Total gross deferred tax liabilities                42,637         33,432

                                                                       ------         ------
                   Net deferred tax liability                         $12,179          6,999
                                                                       ======         ======



       The Company has determined that a deferred tax asset valuation allowance was not needed as of December 31, 1997 and 1996. In assessing the realization of deferred tax assets, management considers whether it is more likely than not that the deferred tax assets will be

                                                                     (Continued)

                    OHIO NATIONAL LIFE ASSURANCE CORPORATION
                          (a wholly-owned subsidiary of
                    The Ohio National Life Insurance Company)

                    Notes to Financial Statements, Continued



 (6)   Federal Income Tax, Continued
       -----------------------------

              realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible. Management considers primarily the scheduled reversal of deferred tax liabilities and tax planning strategies in making this assessment and believes it is more likely than not the Company will realize the benefits of the deductible differences remaining at December 31, 1997.

(7)    Disclosures about Fair Value of Financial Instruments
       -----------------------------------------------------

       Statement of Financial Accounting Standards No. 107, Disclosures about
              Fair Value of Financial Instruments (SFAS 107) requires disclosure of fair value information about existing on and off-balance sheet financial instruments. SFAS 107 excludes certain assets and liabilities, including insurance contracts, other than policies such as annuities that are classified as investment contracts, from its disclosure requirements. Accordingly, the aggregate fair value amounts presented do not represent the underlying value of the Company. The tax ramifications of the related unrealized gains and losses can have a significant effect on fair value estimates and have not been considered in the estimates.

       The following methods and assumptions were used by the Company in estimating its fair value disclosures:

               Cash, Short-Term Investments, Policy Loans and Other Policyholder Funds - The carrying amount reported in the balance sheet for these instruments approximate their fair value.

               Investment Securities - Fair value for fixed maturity securities is based on quoted market prices, where available. For fixed maturity securities not actively traded, fair value is estimated using values obtained from independent pricing services, or in the case of private placements, is estimated by discounting expected future cash flows using a current market rate applicable to the yield, credit quality and maturity of the investments.

               Separate Account Assets and Liabilities - The fair value of assets held in Separate Accounts is based on quoted market prices. The fair value of liabilities related to Separate Accounts is the accumulated contract value in the Separate Account portfolios.

                                                                     (Continued)

                    OHIO NATIONAL LIFE ASSURANCE CORPORATION
                         (a wholly-owned subsidiary of
                   The Ohio National Life Insurance Company)

                    Notes to Financial Statements, Continued



(7)    Disclosures about Fair Value of Financial Instruments, Continued
       ----------------------------------------------------------------

               Mortgage Loans on Real Estate - The fair value for mortgage loans on real estate is estimated using discounted cash flow analyses, using interest rates currently being offered for similar loans to borrowers with similar credit ratings. Loans with similar characteristics are aggregated for purposes of the calculations.

               Investment Contracts - Fair value for the Company's liabilities under investment type contracts is disclosed using two methods. For investment contracts without defined maturities, fair value is the amount payable on demand. For investment contracts with known or determined maturities, fair value is estimated using discounted cash flow analysis. Interest rates used are similar to currently offered contracts with maturities consistent with those remaining for the contracts being valued.

       The carrying amount and estimated fair value of financial instruments subject to SFAS 107 and policy reserves on insurance contracts were as follows as of December 31:




                                                                 1997                         1996
                                                      ---------------------------  ---------------------------
                                                        Carrying      Estimated      Carrying      Estimated
                                                         amount       fair value      amount       fair value
                                                      ------------  -------------  ------------  -------------
         Assets
             Investments:
                Fixed maturities available-for-sale      $510,446       510,446        436,958       436,958
                Fixed maturities held-to-maturity          57,354        62,658         43,248        47,743
                Mortgage loans on real estate             215,230       233,075        176,703       186,090
                Policy loans                               38,126        38,126         34,935        34,935
                Short-term investments                     18,993        18,993         16,500        16,500
             Cash                                           7,088         7,088         19,902        19,902
             Assets held in Separate Accounts              75,934        75,934         53,159        53,159

         Liabilities
             Deferred and immediate annuity
                contracts                                $102,344       101,758        100,094        98,504
             Other policyholder funds                       2,502         2,502          2,287         2,287
             Liabilities related to Separate
                Accounts                                   75,934        75,934         53,159        53,159



                                                                     (Continued)

                    OHIO NATIONAL LIFE ASSURANCE CORPORATION
                          (a wholly-owned subsidiary of
                    The Ohio National Life Insurance Company)

                    Notes to Financial Statements, Continued



 (8)   Additional Financial Instruments Disclosure
       -------------------------------------------

       Significant Concentrations of Credit Risk
       -----------------------------------------

       Mortgage loans are collateralized by the underlying properties.
              Collateral must meet or exceed 125% of the loan at the time the loan is made. The Company grants mainly commercial mortgage loans to customers throughout the United States. The Company has a diversified loan portfolio with no exposure greater than 11% in any state at December 31, 1997. The summary below depicts loan exposure of remaining principal balances type at December 31:



                                                                                 1997            1996
                                                                                 ----            ----
                  Mortgage assets by type
                    Retail                                                     $ 57,792          50,115
                    Office                                                       51,294          40,167
                    Apartments                                                   46,490          33,997
                    Industrial                                                   38,183          29,876
                    Other                                                        23,823          24,880
                                                                                -------         -------
                                                                                217,582         179,035
                      Less valuation allowances                                   2,352           2,332
                                                                                -------         -------
                      Total mortgage loans on real estate, net                 $215,230         176,703
                                                                                =======         =======

(9)    Regulatory Risk-Based Capital and Dividend Restrictions on Retained
       Earnings

       Based upon the December 31, 1997 and 1996 financial statements, the Company exceeds all required risk-based capital levels.

       The payment of dividends by the Company to its parent, ONLIC, is limited by Ohio law. As of December 31, 1997, $122,000 of retained earnings, as presented in the accompanying financial statements, is restricted as to dividend payments in 1998.

(10)   Related Party Transactions
       --------------------------

       The Company shares common facilities and management with ONLIC. A written agreement, which either party may terminate upon thirty days notice, provides that ONLIC furnish personnel, space and supplies, accounting, data processing and related services to ONLAC. This agreement resulted in charges to the Company of approximately $11,400, $11,400, and $10,600 in 1997, 1996, and
               1995, respectively.


                                                                     (Continued)

                    OHIO NATIONAL LIFE ASSURANCE CORPORATION
                          (a wholly-owned subsidiary of
                    The Ohio National Life Insurance Company)

                    Notes to Financial Statements, Continued



 (11)  Reinsurance
       -----------

       In the ordinary course of business, the Company reinsures certain risks with its parent, ONLIC, and other insurance companies. Amounts in the accompanying financial statements related to ceded business are as follows:

                                                1997                     1996                     1995
                                       ------------------------ ------------------------ ------------------------
                                                      Non-                     Non-                      Non-
                                       Affiliate    affiliate    Affiliate   affiliate    Affiliate   affiliate
                                       ----------- ------------ ----------- ------------ ------------ -----------
         Premiums                       $20,473       18,953       18,523      17,793       16,936       14,386
         Benefits incurred               12,075        7,140       11,571      13,345        8,350        6,228
         Commission and expense
             allowances                   2,374        3,241        2,173       4,770        2,221        3,715
         Reinsurance recoverable:
         Reserves for future
             policy benefits             36,543       40,455       38,048      36,248       36,675       35,559
         Policy and contract
             claims payable               1,318          987          969       1,103          689          394

       Net traditional life and accident and health premium income in 1997 and 1996 is summarized as follows:

                                                       1997           1996           1995
                                                       ----           ----           ----
         Direct premiums earned                      $ 48,313        44,586          38,494
         Reinsurance assumed                            2,181         2,319           2,467
         Reinsurance ceded                            (39,426)      (36,316)        (31,322)
                                                      -------       -------         -------
         Net premiums earned                         $ 11,068        10,589           9,639
                                                      =======       =======         =======

       Reinsurance does not discharge the Company from its primary liability to policyholders and to the extent that a reinsurer should be unable to meet its obligations, the Company would be liable to policyholders.

 (12)  Contingencies
       -------------

       The Company is a defendant in various legal actions arising in the normal course of business. While the outcome of such matters cannot be predicted with certainty, management believes such matters will be resolved without material adverse impact on the financial condition of the Company.

APPENDIX A

                     ILLUSTRATIONS OF CASH SURRENDER VALUES,
                    DEATH BENEFITS AND ACCUMULATED PREMIUMS.

The following tables have been prepared to help show how values under the contract change with investment performance. The tables illustrate how the death benefit of a contract of an insured of a given age and the cash surrender value (reflecting the deduction of sales load) would vary over time if the return on the assets held in the Fund portfolios was a constant, gross, after-tax, annual rate of 0%, 6% or 12%. Because of compounding, the death benefits and cash surrender values would be different from those shown in the returns averaged 0%, 6%, or 12%, but fluctuated over and under those averages throughout the years.


The amounts shown for the death benefit and cash surrender value as of each contract year reflect the fact that the net investment return on the assets held in the subaccounts is lower than the gross, after-tax return on Fund assets. This is because certain fees and charges are deducted from the gross return. They are the daily investment management fees incurred by the Fund, which is currently equivalent to an average annual rate of 0.72% of the value of the average daily net assets of the Fund's 13 portfolios to which contract values may be allocated plus the Emerging Markets Fund. (See "Charges and Deductions - "Other Charges" at page 29.) The daily charge to the variable account for assuming mortality and expense risks is equivalent to an annual charge of 0.75%. Certain other fees and miscellaneous expenses which are borne by the Fund are currently equivalent to an annual rate of 0.22% of average daily net assets. Gross annual rates of return of 0%, 6%, and 12% produce average net annual rates of return for all nine portfolios of approximately -1.69%, 4.31%, and 10.31%.


Each page of illustrations includes two tables. The top table shows the death benefits and cash surrender values assuming we assess current charges under the contract ("current tables"). Current charges are not guaranteed and may be changed. The lower table shows the death benefits and cash surrender values assuming we assess the maximum charges allowable under the contracts.

The tables assume a premium tax deduction of 2.5% (the charge deducted from your contract will reflect premium taxes in your jurisdiction), that no portion of your net premiums have been allocated to the general account and that planned premiums are paid on the first day of each contract year. The tables also assume that no transfers, partial surrenders, loans, changes in death benefit option or changes in stated amount have been made under the contract. Additionally, the tables assume that there are no optional insurance benefits included under the contract and the current tables assume that the Company's current cost of insurance charges will not be changed. Finally, the tables reflect the fact that no charges for federal, state or local taxes are made at present against the variable account. If such a charge is made in the future, it will take a higher gross rate of return to produce after-tax returns of 0%, 6% and 12% than it does now. Below is a list of the sample illustrations presented on the following pages of this prospectus. Upon request, the Company will furnish a comparable illustration based on your age, sex, risk class, death benefit plan, stated amount and planned premium.

                                                              VARI-VEST V

        AGE       DEATH BENEFIT PLAN        PLANNED PREMIUM               STATED AMOUNT              RISK CLASS        PAGE
        ---       ------------------        ---------------               -------------              ----------        ----
        25              Plan A              1,002 (Minimum)                  $150,000                 Nonsmoker         61
        25              Plan A              1,230                             150,000                 Nonsmoker         62
        25              Plan B              1,002 (Minimum)                   150,000                 Nonsmoker         63
        25              Plan B              3,020                             150,000                 Nonsmoker         64
        40              Plan A              2,484 (Minimum)                   250,000             Select Nonsmoker      65
        40              Plan A              3,750                             250,000             Select Nonsmoker      66
        40              Plan B              2,484 (Minimum)                   250,000             Select Nonsmoker      67
        40              Plan B              9,000                             250,000             Select Nonsmoker      68

HYPOTHETICAL HISTORICAL ILLUSTRATIONS

The Company may produce hypothetical illustrations of the contract (such as those listed above) based upon the actual historical investment performance (total return) of the Fund's portfolios from the inception of the portfolio or one-, five- and ten-year periods. Such illustrations reflect all contract and subsequent charges, including the cost of insurance (specific to the age, sex, stated amount, risk classification and type of death benefit), planned premium, premium tax, risk charge, sales load, administration charge and surrender charge for the contract being illustrated. Individualized illustrations will also be provided upon request. Being based upon past performance, neither hypothetical illustrations nor other performance data indicate future performance.

MALE ISSUE AGE 25                                INITIAL STATED AMOUNT: $150,000
CLASSIFICATION: NONSMOKER               DEATH BENEFIT TYPE: A (MATURITY AGE 100)
INITIAL PREMIUM: $1,002.00                     STATED AMOUNT INCLUDES CASH VALUE

                         SUMMARY OF VALUES AND BENEFITS

                                                                 ASSUMED HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN
                                             12.00%(10.31 NET)              6.00%(4.31% NET)              0.00%(-1.69% NET)
                                                                   ASSUMED COST OF INSURANCE AND EXPENSE CHARGES
              PLANNED PREMIUMS                    CURRENT                        CURRENT                        CURRENT
                          ACCUM-          END OF          END OF          END OF         END OF         END OF       END OF
END OF         TOTAL      ULATED         YEAR CASH         YEAR         YEAR CASH         YEAR         YEAR CASH      YEAR
POLICY        ANNUAL       AT 5%         SURRENDER         DEATH        SURRENDER         DEATH        SURRENDER      DEATH
YEAR          OUTLAY     INTEREST          VALUE          BENEFIT         VALUE          BENEFIT         VALUE       BENEFIT
----          ------     --------          -----          -------         -----          -------         -----       -------
  1           1,002       1,052                 0         150,000              0         150,000            0        150,000
  2           1,002       2,157               165         150,000             18         150,000            0        150,000
  3           1,002       3,317               601         150,000            302         150,000           27        150,000
  4           1,002       4,535             1,465         150,000            951         150,000          496        150,000
  5           1,002       5,814             2,699         150,000          1,897         150,000        1,215        150,000
  6           1,002       7,156             4,052         150,000          2,881         150,000        1,925        150,000
  7           1,002       8,566             5,534         150,000          3,902         150,000        2,622        150,000
  8           1,002      10,047             7,157         150,000          4,960         150,000        3,305        150,000
  9           1,002      11,601             8,935         150,000          6,055         150,000        3,974        150,000
  10          1,002      13,233            10,791         150,000          7,096         150,000        4,535        150,000
  15          1,002      22,703            24,145         150,000         13,760         150,000        7,931        150,000
  20          1,002      34,789            45,121         150,000         21,377         150,000       10,699        150,000
  AGE 60      1,002      95,026           217,442         291,373         48,413         150,000       10,989        150,000
  AGE 65      1,002     127,093           356,689         435,161         59,569         150,000        7,592        150,000
  AGE 70      1,002     168,021           580,729         673,646         71,437         150,000          321        150,000

                                                               ASSUMED HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN
                                            12.00%(10.31% NET)              6.00%(4.31% NET)              0.00%(-1.69% NET)
                                                                 ASSUMED COST OF INSURANCE AND EXPENSE CHARGES
              PLANNED PREMIUMS                  GUARANTEED                     GUARANTEED                     GUARANTEED
                          ACCUM-          END OF          END OF          END OF         END OF         END OF       END OF
END OF         TOTAL      ULATED         YEAR CASH         YEAR         YEAR CASH         YEAR         YEAR CASH      YEAR
POLICY        ANNUAL       AT 5%         SURRENDER         DEATH        SURRENDER         DEATH        SURRENDER      DEATH
YEAR          OUTLAY     INTEREST          VALUE          BENEFIT         VALUE          BENEFIT         VALUE       BENEFIT
----          ------     --------          -----          -------         -----          -------         -----       -------
  1           1,002       1,052                 0         150,000              0         150,000            0        150,000
  2           1,002       2,157               105         150,000              0         150,000            0        150,000
  3           1,002       3,317               513         150,000            222         150,000            0        150,000
  4           1,002       4,535             1,350         150,000            849         150,000          407        150,000
  5           1,002       5,814             2,553         150,000          1,773         150,000        1,111        150,000
  6           1,002       7,156             3,873         150,000          2,734         150,000        1,805        150,000
  7           1,002       8,566             5,317         150,000          3,729         150,000        2,485        150,000
  8           1,002      10,047             6,898         150,000          4,760         150,000        3,152        150,000
  9           1,002      11,601             8,628         150,000          5,826         150,000        3,803        150,000
  10          1,002      13,233            10,431         150,000          6,837         150,000        4,347        150,000
  15          1,002      22,703            23,412         150,000         13,310         150,000        7,643        150,000
  20          1,002      34,789            43,702         150,000         20,608         150,000       10,240        150,000
  AGE 60      1,002      95,026           208,249         279,053         43,269         150,000        7,403        150,000
  AGE 65      1,002     127,093           339,501         414,192         49,675         150,000          132        150,000
  AGE 70      1,002     168,021           548,034         635,719         52,350         150,000

The hypothetical gross annual investment results shown above are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including allocations made by the owner among the investment options and the actual investment results of those options. The cash surrender value and death benefit for a policy would be different from those shown even if the actual rates of investment averaged 0%, 6% and 12% over a period of years but fluctuated above or below those averages for individual contract years. No representations can be made that these hypothetical investment rates of return can be achieved for any one year or sustained over any period of time. This illustration assumes current cost of insurance and expense charges remain unchanged.

MALE ISSUE AGE 25                                INITIAL STATED AMOUNT: $150,000
CLASSIFICATION: NONSMOKER               DEATH BENEFIT TYPE: A (MATURITY AGE 100)
INITIAL PREMIUM: $1,230.00                     STATED AMOUNT INCLUDES CASH VALUE

                         SUMMARY OF VALUES AND BENEFITS

                                                             ASSUMED HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN
                                            12.00%(10.31% NET)              6.00%(4.31% NET)              0.00%(-1.69% NET)
                                                                ASSUMED COST OF INSURANCE AND EXPENSE CHARGES
              PLANNED PREMIUMS                    CURRENT                        CURRENT                        CURRENT
                          ACCUM-          END OF          END OF          END OF         END OF         END OF       END OF
END OF         TOTAL      ULATED         YEAR CASH         YEAR         YEAR CASH         YEAR         YEAR CASH      YEAR
POLICY        ANNUAL       AT 5%         SURRENDER         DEATH        SURRENDER         DEATH        SURRENDER      DEATH
YEAR          OUTLAY     INTEREST          VALUE          BENEFIT         VALUE          BENEFIT         VALUE       BENEFIT
----          ------     --------          -----          -------         -----          -------         -----       -------
  1           1,230       1,292                 0         150,000              0         150,000            0        150,000
  2           1,230       2,648               447         150,000            259         150,000           79        150,000
  3           1,230       4,071             1,236         150,000            850         150,000          494        150,000
  4           1,230       5,567             2,598         150,000          1,931         150,000        1,340        150,000
  5           1,230       7,136             4,192         150,000          3,149         150,000        2,262        150,000
  6           1,230       8,785             5,944         150,000          4,418         150,000        3,171        150,000
  7           1,230      10,515             7,866         150,000          5,737         150,000        4,065        150,000
  8           1,230      12,333             9,976         150,000          7,106         150,000        4,942        150,000
  9           1,230      14,241            12,291         150,000          8,526         150,000        5,801        150,000
  10          1,230      16,244            14,741         150,000          9,907         150,000        6,550        150,000
  15          1,230      27,869            32,167         150,000         18,531         150,000       10,860        150,000
  20          1,230      42,705            59,900         150,000         28,614         150,000       14,485        150,000
  AGE 60      1,230     116,649           288,078         386,025         68,059         150,000       17,190        150,000
  AGE 65      1,230     156,013           472,097         575,958         86,386         150,000       14,670        150,000
  AGE 70      1,230     206,253           768,170         891,077        108,576         150,000        8,460        150,000

                                                               ASSUMED HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN
                                            12.00%(10.31% NET)              6.00%(4.31% NET)              0.00%(-1.69% NET)
                                                                  ASSUMED COST OF INSURANCE AND EXPENSE CHARGES
              PLANNED PREMIUMS                  GUARANTEED                     GUARANTEED                     GUARANTEED
                          ACCUM-          END OF          END OF          END OF         END OF         END OF       END OF
END OF         TOTAL      ULATED         YEAR CASH         YEAR         YEAR CASH         YEAR         YEAR CASH      YEAR
POLICY        ANNUAL       AT 5%         SURRENDER         DEATH        SURRENDER         DEATH        SURRENDER      DEATH
YEAR          OUTLAY     INTEREST          VALUE          BENEFIT         VALUE          BENEFIT         VALUE       BENEFIT
----          ------     --------          -----          -------         -----          -------         -----       -------
  1           1,230       1,292                 0         150,000              0         150,000            0        150,000
  2           1,230       2,648               387         150,000            203         150,000           27        150,000
  3           1,230       4,071             1,149         150,000            770         150,000          422        150,000
  4           1,230       5,567             2,483         150,000          1,830         150,000        1,251        150,000
  5           1,230       7,136             4,047         150,000          3,026         150,000        2,158        150,000
  6           1,230       8,785             5,766         150,000          4,272         150,000        3,052        150,000
  7           1,230      10,515             7,650         150,000          5,565         150,000        3,929        150,000
  8           1,230      12,333             9,718         150,000          6,908         150,000        4,790        150,000
  9           1,230      14,241            11,986         150,000          8,299         150,000        5,632        150,000
  10          1,230      16,244            14,384         150,000          9,650         150,000        6,363        150,000
  15          1,230      27,869            31,446         150,000         18,088         150,000       10,575        150,000
  20          1,230      42,705            58,520         150,000         27,862         150,000       14,034        150,000
  AGE 60      1,230     116,649           278,569         373,282         63,404         150,000       13,741        150,000
  AGE 65      1,230     156,013           453,604         553,397         77,892         150,000        7,535        150,000
  AGE 70      1,230     206,253           731,695         848,766         93,426         150,000

The hypothetical gross annual investment results shown above are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including allocations made by the owner among the investment options and the actual investment results of those options. The cash surrender value and death benefit for a policy would be different from those shown even if the actual rates of investment averaged 0%, 6% and 12% over a period of years but fluctuated above or below those averages for individual contract years. No representations can be made that these hypothetical investment rates of return can be achieved for any one year or sustained over any period of time. This illustration assumes current cost of insurance and expense charges remain unchanged.

MALE ISSUE AGE 25                               INITIAL STATED AMOUNT: $150,000
CLASSIFICATION: NONSMOKER               DEATH BENEFIT TYPE: B (MATURITY AGE 100)
INITIAL PREMIUM: $1,002.00                         STATED AMOUNT PLUS CASH VALUE

                         SUMMARY OF VALUES AND BENEFITS
                                                               ASSUMED HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN
                                            12.00%(10.31% NET)              6.00%(4.31% NET)              0.00%(-1.69% NET)
                                                                  ASSUMED COST OF INSURANCE AND EXPENSE CHARGES
              PLANNED PREMIUMS                    CURRENT                        CURRENT                        CURRENT
                          ACCUM-          END OF          END OF          END OF         END OF         END OF       END OF
END OF         TOTAL      ULATED         YEAR CASH         YEAR         YEAR CASH         YEAR         YEAR CASH      YEAR
POLICY        ANNUAL       AT 5%         SURRENDER         DEATH        SURRENDER         DEATH        SURRENDER      DEATH
YEAR          OUTLAY     INTEREST          VALUE          BENEFIT         VALUE          BENEFIT         VALUE       BENEFIT
----          ------     --------          -----          -------         -----          -------         -----       -------
  1           1,002       1,052                 0         150,767              0         150,718            0        150,669
  2           1,002       2,157               161         151,613             15         151,467            0        151,327
  3           1,002       3,317               593         152,546            295         152,248           21        151,974
  4           1,002       4,535             1,452         153,576            940         153,064          486        152,610
  5           1,002       5,814             2,678         154,712          1,880         153,914        1,202        153,236
  6           1,002       7,156             4,021         155,965          2,856         154,800        1,906        153,850
  7           1,002       8,566             5,489         157,343          3,868         155,722        2,597        154,451
  8           1,002      10,047             7,096         158,860          4,915         156,679        3,274        155,038
  9           1,002      11,601             8,852         160,526          5,998         157,672        3,935        155,609
  10          1,002      13,233            10,681         162,355          7,024         158,698        4,487        156,161
  15          1,002      22,703            23,761         174,598         13,554         164,391        7,820        158,657
  20          1,002      34,789            43,972         193,972         20,880         170,880       10,479        160,479
  AGE 60      1,002      95,026           201,956         351,956         44,075         194,075       10,014        160,014
  AGE 65      1,002     127,093           326,376         476,376         51,185         201,185        6,220        156,220
  AGE 70      1,002     168,021           524,425         674,425         55,374         205,374

                                                             ASSUMED HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN
                                            12.00%(10.31% NET)              6.00%(4.31% NET)              0.00%(-1.69% NET)
                                                                 ASSUMED COST OF INSURANCE AND EXPENSE CHARGES
              PLANNED PREMIUMS                    CURRENT                        CURRENT                        CURRENT
                          ACCUM-          END OF          END OF          END OF         END OF         END OF       END OF
END OF         TOTAL      ULATED         YEAR CASH         YEAR         YEAR CASH         YEAR         YEAR CASH      YEAR
POLICY        ANNUAL       AT 5%         SURRENDER         DEATH        SURRENDER         DEATH        SURRENDER      DEATH
YEAR          OUTLAY     INTEREST          VALUE          BENEFIT         VALUE          BENEFIT         VALUE       BENEFIT
----          ------     --------          -----          -------         -----          -------         -----       -------
  1           1,002       1,052                 0         150,735              0         150,687            0        150,640
  2           1,002       2,157               101         151,553              0         151,411            0        151,275
  3           1,002       3,317               505         152,458            215         152,168            0        151,902
  4           1,002       4,535             1,336         153,460            837         152,961          397        152,521
  5           1,002       5,814             2,530         154,564          1,755         153,789        1,096        153,130
  6           1,002       7,156             3,839         155,783          2,708         154,652        1,785        153,729
  7           1,002       8,566             5,269         157,123          3,694         155,548        2,459        154,313
  8           1,002      10,047             6,832         158,596          4,713         156,477        3,119        154,883
  9           1,002      11,601             8,539         160,213          5,765         157,439        3,761        155,435
  10          1,002      13,233            10,313         161,987          6,760         158,434        4,296        155,970
  15          1,002      22,703            23,002         173,839         13,090         163,927        7,525        158,362
  20          1,002      34,789            42,466         192,466         20,074         170,074       10,004        160,004
  AGE 60      1,002      95,026           189,043         339,043         38,026         188,026        6,305        156,305
  AGE 65      1,002     127,093           300,065         450,065         39,122         189,122
  AGE 70      1,002     168,021           471,572         621,572         31,824         181,824

The hypothetical gross annual investment results shown above are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including allocations made by the owner among the investment options and the actual investment results of those options. The cash surrender value and death benefit for a policy would be different from those shown even if the actual rates of investment averaged 0%, 6% and 12% over a period of years but fluctuated above or below those averages for individual contract years. No representations can be made that these hypothetical investment rates of return can be achieved for any one year or sustained over any period of time. This illustration assumes current cost of insurance and expense charges remain unchanged.

MALE ISSUE AGE 25                                INITIAL STATED AMOUNT: $150,000
CLASSIFICATION: NONSMOKER               DEATH BENEFIT TYPE: B (MATURITY AGE 100)
INITIAL PREMIUM: $3,020.00                        STATED AMOUNT PLUS CASH VALUE

                         SUMMARY OF VALUES AND BENEFITS

                                                             ASSUMED HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN
                                            12.00%(10.31% NET)              6.00%(4.31% NET)              0.00%(-1.69% NET)
                                                                  ASSUMED COST OF INSURANCE AND EXPENSE CHARGES
              PLANNED PREMIUMS                    CURRENT                        CURRENT                        CURRENT
                          ACCUM-          END OF          END OF          END OF         END OF         END OF       END OF
END OF         TOTAL      ULATED         YEAR CASH         YEAR         YEAR CASH         YEAR         YEAR CASH      YEAR
POLICY        ANNUAL       AT 5%         SURRENDER         DEATH        SURRENDER         DEATH        SURRENDER      DEATH
YEAR          OUTLAY     INTEREST          VALUE          BENEFIT         VALUE          BENEFIT         VALUE       BENEFIT
----          ------     --------          -----          -------         -----          -------         -----       -------
  1           3,020       3,171               950         152,910            784         152,744          619        152,579
  2           3,020       6,501             3,995         156,119          3,483         155,607        2,990        155,114
  3           3,020       9,997             7,536         159,660          6,468         158,592        5,483        157,607
  4           3,020      13,667            11,441         163,565          9,583         161,707        7,933        160,057
  5           3,020      17,522            15,840         167,874         12,922         164,956       10,432        162,466
  6           3,020      21,569            20,682         172,626         16,400         168,344       12,890        164,834
  7           3,020      25,818            26,011         177,865         20,022         171,876       15,305        167,159
  8           3,020      30,280            31,876         183,640         23,792         175,556       17,677        169,441
  9           3,020      34,965            38,330         190,004         27,714         179,388       20,004        171,678
  10          3,020      39,884            45,341         197,015         31,702         183,376       22,194        173,868
  15          3,020      68,426            93,707         244,544         55,215         206,052       33,431        184,268
  20          3,020     104,852           171,174         380,006         83,514         233,514       43,349        193,349
  AGE 60      3,020     286,406           812,111       1,088,229        204,115         354,115       61,299        211,299
  AGE 65      3,020     383,056         1,328,921       1,621,284        260,038         410,038       62,674        212,674
  AGE 70      3,020     506,409         2,160,432       2,506,102        324,537         474,537       59,919        209,919

                                                               ASSUMED HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN
                                            12.00%(10.31% NET)              6.00%(4.31% NET)              0.00%(-1.69% NET)
                                                                   ASSUMED COST OF INSURANCE AND EXPENSE CHARGES
              PLANNED PREMIUMS                    CURRENT                        CURRENT                        CURRENT
                          ACCUM-          END OF          END OF          END OF         END OF         END OF       END OF
END OF         TOTAL      ULATED         YEAR CASH         YEAR         YEAR CASH         YEAR         YEAR CASH      YEAR
POLICY        ANNUAL       AT 5%         SURRENDER         DEATH        SURRENDER         DEATH        SURRENDER      DEATH
YEAR          OUTLAY     INTEREST          VALUE          BENEFIT         VALUE          BENEFIT         VALUE       BENEFIT
----          ------     --------          -----          -------         -----          -------         -----       -------
  1           3,020       3,171               918         152,878            754         152,714          589        152,549
  2           3,020       6,501             3,935         156,059          3,426         155,550        2,937        155,061
  3           3,020       9,997             7,447         159,571          6,388         158,512        5,410        157,534
  4           3,020      13,667            11,325         163,449          9,481         161,605        7,844        159,968
  5           3,020      17,522            15,692         167,726         12,797         164,831       10,326        162,360
  6           3,020      21,569            20,501         172,445         16,252         168,196       12,769        164,713
  7           3,020      25,818            25,791         177,645         19,847         171,701       15,167        167,021
  8           3,020      30,280            31,612         183,376         23,589         175,353       17,521        169,285
  9           3,020      34,965            38,017         189,691         27,481         179,155       19,830        171,504
  10          3,020      39,884            44,973         196,647         31,438         183,112       22,003        173,677
  15          3,020      68,426            92,948         243,785         54,752         205,589       33,136        183,973
  20          3,020     104,852           169,643         376,608         82,709         232,709       42,874        192,874
  AGE 60      3,020     286,406           795,226       1,065,603        198,080         348,080       57,594        207,594
  AGE 65      3,020     383,056         1,292,690       1,577,082        248,009         398,009       55,250        205,250
  AGE 70      3,020     506,409         2,083,034       2,416,319        301,076         451,076       45,587        195,587


The hypothetical gross annual investment results shown above are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including allocations made by the owner among the investment options and the actual investment results of those options. The cash surrender value and death benefit for a policy would be different from those shown even if the actual rates of investment averaged 0%, 6% and 12% over a period of years but fluctuated above or below those averages for individual contract years. No representations can be made that these hypothetical investment rates of return can be achieved for any one year or sustained over any period of time. This illustration assumes current cost of insurance and expense charges remain unchanged.

MALE ISSUE AGE 40                               INITIAL STATED AMOUNT: $250,000
CLASSIFICATION: SELECT NONSMOKER        DEATH BENEFIT TYPE: A (MATURITY AGE 100)
INITIAL PREMIUM: $2,484.00                     STATED AMOUNT INCLUDES CASH VALUE

                         SUMMARY OF VALUES AND BENEFITS

                                                               ASSUMED HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN
                                            12.00%(10.31% NET)              6.00%(4.31% NET)              0.00%(-1.69% NET)
                                                                   ASSUMED COST OF INSURANCE AND EXPENSE CHARGES
              PLANNED PREMIUMS                    CURRENT                        CURRENT                        CURRENT
                          ACCUM-          END OF          END OF          END OF         END OF         END OF       END OF
END OF         TOTAL      ULATED         YEAR CASH         YEAR         YEAR CASH         YEAR         YEAR CASH      YEAR
POLICY        ANNUAL       AT 5%         SURRENDER         DEATH        SURRENDER         DEATH        SURRENDER      DEATH
YEAR          OUTLAY     INTEREST          VALUE          BENEFIT         VALUE          BENEFIT         VALUE       BENEFIT
----          ------     --------          -----          -------         -----          -------         -----       -------
  1           2,484       2,608               195         250,000             65         250,000            0        250,000
  2           2,484       5,347             1,342         250,000            946         250,000          566        250,000
  3           2,484       8,222             2,715         250,000          1,897         250,000        1,143        250,000
  4           2,484      11,242             4,333         250,000          2,919         250,000        1,667        250,000
  5           2,484      14,412             6,895         250,000          4,686         250,000        2,807        250,000
  6           2,484      17,741            10,462         250,000          7,235         250,000        4,599        250,000
  7           2,484      21,236            14,349         250,000          9,854         250,000        6,328        250,000
  8           2,484      24,906            18,581         250,000         12,535         250,000        7,985        250,000
  9           2,484      28,759            23,236         250,000         15,322         250,000        9,611        250,000
  10          2,484      32,806            28,166         250,000         18,029         250,000       11,015        250,000
  15          2,484      56,281            64,270         250,000         35,924         250,000       20,125        250,000
  20          2,484      86,243           120,157         250,000         55,252         250,000       26,498        250,000
  AGE 60      2,484      86,243           120,157         250,000         55,252         250,000       26,498        250,000
  AGE 65      2,484     124,482           207,449         253,088         73,134         250,000       26,665        250,000
  AGE 70      2,484     173,286           350,646         406,750         91,357         250,000       21,194        250,000

                                                               ASSUMED HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN
                                            12.00%(10.31% NET)              6.00%(4.31% NET)              0.00%(-1.69% NET)
                                                                   ASSUMED COST OF INSURANCE AND EXPENSE CHARGES
              PLANNED PREMIUMS                    CURRENT                        CURRENT                        CURRENT
                          ACCUM-          END OF          END OF          END OF         END OF         END OF       END OF
END OF         TOTAL      ULATED         YEAR CASH         YEAR         YEAR CASH         YEAR         YEAR CASH      YEAR
POLICY        ANNUAL       AT 5%         SURRENDER         DEATH        SURRENDER         DEATH        SURRENDER      DEATH
YEAR          OUTLAY     INTEREST          VALUE          BENEFIT         VALUE          BENEFIT         VALUE       BENEFIT
----          ------     --------          -----          -------         -----          -------         -----       -------
  1           2,484       2,608                 0         250,000              0         250,000            0        250,000
  2           2,484       5,347               829         250,000            462         250,000          110        250,000
  3           2,484       8,222             1,876         250,000          1,127         250,000          438        250,000
  4           2,484      11,242             3,112         250,000          1,828         250,000          694        250,000
  5           2,484      14,412             5,221         250,000          3,230         250,000        1,540        250,000
  6           2,484      17,741             8,284         250,000          5,391         250,000        3,037        250,000
  7           2,484      21,236            11,592         250,000          7,582         250,000        4,452        250,000
  8           2,484      24,906            15,167         250,000          9,798         250,000        5,782        250,000
  9           2,484      28,759            19,037         250,000         12,038         250,000        7,023        250,000
  10          2,484      32,806            23,075         250,000         14,146         250,000        8,019        250,000
  15          2,484      56,281            52,192         250,000         27,651         250,000       14,240        250,000
  20          2,484      86,243            95,133         250,000         39,714         250,000       16,181        250,000
  AGE 60      2,484      86,243            95,133         250,000         39,714         250,000       16,181        250,000
  AGE 65      2,484     124,482           158,933         250,000         44,602         250,000        8,278        250,000
  AGE 70      2,484     173,286           266,640         309,302         38,774         250,000

The hypothetical gross annual investment results shown above are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including allocations made by the owner among the investment options and the actual investment results of those options. The cash surrender value and death benefit for a policy would be different from those shown even if the actual rates of investment averaged 0%, 6% and 12% over a period of years but fluctuated above or below those averages for individual contract years. No representations can be made that these hypothetical investment rates of return can be achieved for any one year or sustained over any period of time. This illustration assumes current cost of insurance and expense charges remain unchanged.

MALE ISSUE AGE 40                                INITIAL STATED AMOUNT: $250,000
CLASSIFICATION: SELECT NONSMOKER        DEATH BENEFIT TYPE: A (MATURITY AGE 100)
INITIAL PREMIUM: $3,750.00                     STATED AMOUNT INCLUDES CASH VALUE

                         SUMMARY OF VALUES AND BENEFITS

                                                              ASSUMED HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN
                                            12.00%(10.31% NET)              6.00%(4.31% NET)              0.00%(-1.69% NET)
                                                                 ASSUMED COST OF INSURANCE AND EXPENSE CHARGES
              PLANNED PREMIUMS                    CURRENT                        CURRENT                        CURRENT
                          ACCUM-          END OF          END OF          END OF         END OF         END OF       END OF
END OF         TOTAL      ULATED         YEAR CASH         YEAR         YEAR CASH         YEAR         YEAR CASH      YEAR
POLICY        ANNUAL       AT 5%         SURRENDER         DEATH        SURRENDER         DEATH        SURRENDER      DEATH
YEAR          OUTLAY     INTEREST          VALUE          BENEFIT         VALUE          BENEFIT         VALUE       BENEFIT
----          ------     --------          -----          -------         -----          -------         -----       -------
  1           3,750       3,938               908         250,000            704         250,000           502       250,000
  2           3,750       8,072             2,909         250,000          2,283         250,000         1,681       250,000
  3           3,750      12,413             5,292         250,000          3,990         250,000         2,789       250,000
  4           3,750      16,971             9,897         250,000          7,634         250,000         5,628       250,000
  5           3,750      21,757            15,195         250,000         11,649         250,000         8,626       250,000
  6           3,750      26,783            20,983         250,000         15,786         250,000        11,531       250,000
  7           3,750      32,059            27,328         250,000         20,066         250,000        14,359       250,000
  8           3,750      37,600            34,279         250,000         24,487         250,000        17,100       250,000
  9           3,750      43,417            41,941         250,000         29,093         250,000        19,794       250,000
  10          3,750      49,525            50,202         250,000         33,706         250,000        22,254       250,000
  15          3,750      84,966           109,293         250,000         62,683         250,000        36,534       250,000
  20          3,750     130,197           204,133         273,538         96,330         250,000        47,939       250,000
  AGE 60      3,750     130,197           204,133         273,538         96,330         250,000        47,939       250,000
  AGE 65      3,750     187,925           354,028         431,914        133,210         250,000        53,206       250,000
  AGE 70      3,750     261,603           595,581         690,873        178,016         250,000        53,375       250,000

                                                               ASSUMED HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN
                                            12.00%(10.31% NET)              6.00%(4.31% NET)              0.00%(-1.69% NET)
                                                                  ASSUMED COST OF INSURANCE AND EXPENSE CHARGES
              PLANNED PREMIUMS                    CURRENT                        CURRENT                        CURRENT
                          ACCUM-          END OF          END OF          END OF         END OF         END OF       END OF
END OF         TOTAL      ULATED         YEAR CASH         YEAR         YEAR CASH         YEAR         YEAR CASH      YEAR
POLICY        ANNUAL       AT 5%         SURRENDER         DEATH        SURRENDER         DEATH        SURRENDER      DEATH
YEAR          OUTLAY     INTEREST          VALUE          BENEFIT         VALUE          BENEFIT         VALUE       BENEFIT
----          ------     --------          -----          -------         -----          -------         -----       -------
  1           3,750       3,938               674         250,000            478         250,000           282       250,000
  2           3,750       8,072             2,401         250,000          1,802         250,000         1,228       250,000
  3           3,750      12,413             4,463         250,000          3,229         250,000         2,091       250,000
  4           3,750      16,971             8,693         250,000          6,558         250,000         4,667       250,000
  5           3,750      21,757            13,552         250,000         10,217         250,000         7,379       250,000
  6           3,750      26,783            18,853         250,000         13,979         250,000         9,999       250,000
  7           3,750      32,059            24,641         250,000         17,847         250,000        12,522       250,000
  8           3,750      37,600            30,968         250,000         21,824         250,000        14,949       250,000
  9           3,750      43,417            37,889         250,000         25,912         250,000        17,276       250,000
  10          3,750      49,525            45,316         250,000         29,960         250,000        19,348       250,000
  15          3,750      84,966            98,145         250,000         54,921         250,000        30,933       250,000
  20          3,750     130,197           182,509         250,000         82,282         250,000        38,308       250,000
  AGE 60      3,750     130,197           182,509         250,000         82,282         250,000        38,308       250,000
  AGE 65      3,750     187,925           316,170         385,727        108,832         250,000        36,415       250,000
  AGE 70      3,750     261,603           528,670         613,257        136,787         250,000        23,218       250,000

The hypothetical gross annual investment results shown above are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including allocations made by the owner among the investment options and the actual investment results of those options. The cash surrender value and death benefit for a policy would be different from those shown even if the actual rates of investment averaged 0%, 6% and 12% over a period of years but fluctuated above or below those averages for individual contract years. No representations can be made that these hypothetical investment rates of return can be achieved for any one year or sustained over any period of time. This illustration assumes current cost of insurance and expense charges remain unchanged.

MALE ISSUE AGE 40                                INITIAL STATED AMOUNT: $250,000
CLASSIFICATION: SELECT NONSMOKER        DEATH BENEFIT TYPE: B (MATURITY AGE 100)
INITIAL PREMIUM: $2,484.00                         STATED AMOUNT PLUS CASH VALUE

                         SUMMARY OF VALUES AND BENEFITS

                                                               ASSUMED HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN
                                            12.00%(10.31% NET)              6.00%(4.31% NET)              0.00%(-1.69% NET)
                                                                   ASSUMED COST OF INSURANCE AND EXPENSE CHARGES
              PLANNED PREMIUMS                    CURRENT                        CURRENT                        CURRENT
                          ACCUM-          END OF          END OF          END OF         END OF         END OF       END OF
END OF         TOTAL      ULATED         YEAR CASH         YEAR         YEAR CASH         YEAR         YEAR CASH      YEAR
POLICY        ANNUAL       AT 5%         SURRENDER         DEATH        SURRENDER         DEATH        SURRENDER      DEATH
YEAR          OUTLAY     INTEREST          VALUE          BENEFIT         VALUE          BENEFIT         VALUE       BENEFIT
----          ------     --------          -----          -------         -----          -------         -----       -------
  1           2,484        2,608              191         252,183             62         252,054            0        251,924
  2           2,484        5,347            1,331         254,565            936         254,170          557        253,791
  3           2,484        8,222            2,691         257,167          1,876         256,352        1,125        255,601
  4           2,484       11,242            4,289         260,007          2,883         258,601        1,636        257,354
  5           2,484       14,412            6,822         263,120          4,628         260,925        2,760        259,058
  6           2,484       17,741           10,348         266,496          7,147         263,294        4,530        260,678
  7           2,484       21,236           14,180         270,177          9,727         265,724        6,234        262,231
  8           2,484       24,906           18,336         274,183         12,358         268,206        7,859        263,707
  9           2,484       28,759           22,894         278,592         15,087         270,784        9,450        265,147
  10          2,484       32,806           27,700         283,397         17,720         273,417       10,812        266,509
  15          2,484       56,281           62,498         315,348         34,972         287,822       19,611        272,461
  20          2,484       86,243          114,144         364,144         52,655         302,655       25,352        275,352
  AGE 60      2,484       86,243          114,144         364,144         52,655         302,655       25,352        275,352
  AGE 65      2,484      124,482          189,217         439,217         66,935         316,935       24,496        274,496
  AGE 70      2,484      173,286          303,759         553,759         77,505         327,505       17,557        267,557

                                                              ASSUMED HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN
                                            12.00%(10.31% NET)              6.00%(4.31% NET)              0.00%(-1.69% NET)
                                                                  ASSUMED COST OF INSURANCE AND EXPENSE CHARGES
              PLANNED PREMIUMS                    CURRENT                        CURRENT                        CURRENT
                          ACCUM-          END OF          END OF          END OF         END OF         END OF       END OF
END OF         TOTAL      ULATED         YEAR CASH         YEAR         YEAR CASH         YEAR         YEAR CASH      YEAR
POLICY        ANNUAL       AT 5%         SURRENDER         DEATH        SURRENDER         DEATH        SURRENDER      DEATH
YEAR          OUTLAY     INTEREST          VALUE          BENEFIT         VALUE          BENEFIT         VALUE       BENEFIT
----          ------     --------          -----          -------         -----          -------         -----       -------
  1           2,484        2,608                0         251,947              0         251,824            0        251,702
  2           2,484        5,347              813         254,047            447         253,681           96        253,330
  3           2,484        8,222            1,840         256,316          1,096         255,572          411        254,887
  4           2,484       11,242            3,046         258,764          1,772         257,490          647        256,365
  5           2,484       14,412            5,111         261,409          3,141         259,438        1,469        257,767
  6           2,484       17,741            8,113         264,261          5,259         261,406        2,935        259,083
  7           2,484       21,236           11,339         267,336          7,393         263,390        4,313        260,310
  8           2,484       24,906           14,805         270,652          9,539         265,386        5,597        261,445
  9           2,484       28,759           18,531         274,228         11,691         267,389        6,787        262,484
  10          2,484       32,806           22,384         278,082         13,691         269,389        7,722        263,419
  15          2,484       56,281           49,482         302,332         26,218         279,068       13,481        266,331
  20          2,484       86,243           86,182         336,182         36,005         286,005       14,643        264,643
  AGE 60      2,484       86,243           86,182         336,182         36,005         286,005       14,643        264,643
  AGE 65      2,484      124,482          131,900         381,900         36,217         286,217        5,818        255,818
  AGE 70      2,484      173,286          190,031         440,031         22,056         272,056

The hypothetical gross annual investment results shown above are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including allocations made by the owner among the investment options and the actual investment results of those options. The cash surrender value and death benefit for a policy would be different from those shown even if the actual rates of investment averaged 0%, 6% and 12% over a period of years but fluctuated above or below those averages for individual contract years. No representations can be made that these hypothetical investment rates of return can be achieved for any one year or sustained over any period of time. This illustration assumes current cost of insurance and expense charges remain unchanged.

MALE ISSUE AGE 40                                INITIAL STATED AMOUNT: $250,000
CLASSIFICATION: SELECT NONSMOKER        DEATH BENEFIT TYPE: B (MATURITY AGE 100)
INITIAL PREMIUM: $9,000.00                         STATED AMOUNT PLUS CASH VALUE

                         SUMMARY OF VALUES AND BENEFITS

                                                               ASSUMED HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN
                                            12.00%(10.31% NET)              6.00%(4.31% NET)              0.00%(-1.69% NET)
                                                                  ASSUMED COST OF INSURANCE AND EXPENSE CHARGES
              PLANNED PREMIUMS                    CURRENT                        CURRENT                        CURRENT
                          ACCUM-          END OF          END OF          END OF         END OF         END OF       END OF
END OF         TOTAL      ULATED         YEAR CASH         YEAR         YEAR CASH         YEAR         YEAR CASH      YEAR
POLICY        ANNUAL       AT 5%         SURRENDER         DEATH        SURRENDER         DEATH        SURRENDER      DEATH
YEAR          OUTLAY     INTEREST          VALUE          BENEFIT         VALUE          BENEFIT         VALUE       BENEFIT
----          ------     --------          -----          -------         -----          -------         -----       -------
  1          9,000         9,450             3,852        259,102          3,345         258,595        2,840        258,090
  2          9,000        19,373            12,668        269,115         11,089         267,536        9,570        266,018
  3          9,000        29,791            23,688        280,135         20,389         276,836       17,340        273,788
  4          9,000        40,731            35,815        292,262         30,062         286,510       24,951        281,399
  5          9,000        52,217            49,321        305,619         40,282         296,579       32,564        288,862
  6          9,000        64,278            64,147        320,295         50,880         307,027       39,997        296,144
  7          9,000        76,942            80,444        336,442         61,887         317,885       47,267        303,264
  8          9,000        90,239            98,351        354,199         73,309         329,157       54,365        310,212
  9          9,000       104,201           118,078        373,776         85,207         340,904       61,335        317,033
  10         9,000       118,861           139,617        395,314         97,405         353,102       67,986        323,684
  15         9,000       203,917           288,356        541,206        169,498         422,348      102,309        355,159
  20         9,000       312,473           526,132        776,132        254,912         504,912      131,494        381,494
  AGE 60     9,000       312,473           526,132        776,132        254,912         504,912      131,494        381,494
  AGE 65     9,000       451,021           905,277      1,155,277        352,855         602,855      152,173        402,173
  AGE 70     9,000       627,847         1,516,638      1,766,638        466,784         716,784      165,024        415,024

                                                               ASSUMED HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN
                                            12.00%(10.31% NET)              6.00%(4.31% NET)              0.00%(-1.69% NET)
                                                                   ASSUMED COST OF INSURANCE AND EXPENSE CHARGES
              PLANNED PREMIUMS                    CURRENT                        CURRENT                        CURRENT
                          ACCUM-          END OF          END OF          END OF         END OF         END OF       END OF
END OF        TOTAL       ULATED         YEAR CASH         YEAR         YEAR CASH         YEAR         YEAR CASH      YEAR
POLICY      ANNUAL         AT 5%         SURRENDER         DEATH        SURRENDER         DEATH        SURRENDER      DEATH
YEAR        OUTLAY      INTEREST            VALUE         BENEFIT          VALUE         BENEFIT        VALUE        BENEFIT
----        ------      --------            -----         -------          -----         -------        -----        -------
  1          9,000         9,450             3,615        258,865          3,116         258,366        2,617        257,867
  2          9,000        19,373            12,149        268,597         10,599         267,047        9,110        265,557
  3          9,000        29,791            22,837        279,284         19,608         276,056       16,626        273,073
  4          9,000        40,731            34,571        291,019         28,952         285,400       23,963        280,410
  5          9,000        52,217            47,611        303,908         38,795         295,093       31,274        287,571
  6          9,000        64,278            61,913        318,061         48,993         305,140       38,402        294,550
  7          9,000        76,942            77,604        333,602         59,554         315,552       45,346        301,344
  8          9,000        90,239            94,822        350,669         70,491         326,338       52,104        307,951
  9          9,000       104,201           113,717        369,415         81,813         337,511       58,673        314,371
  10         9,000       118,861           134,304        390,002         93,378         349,076       64,898        320,595
  15         9,000       203,917           275,356        528,206        160,751         413,601       96,184        349,034
  20         9,000       312,473           498,222        748,222        238,286         488,286      120,796        370,796
  AGE 60     9,000       312,473           498,222        748,222        238,286         488,286      120,796        370,796
  AGE 65     9,000       451,021           848,129      1,098,129        322,199         572,199      133,519        383,519
  AGE 70     9,000       627,847         1,403,436      1,653,436        411,491         661,491      132,698        382,698

The hypothetical gross annual investment results shown above are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including allocations made by the owner among the investment options and the actual investment results of those options. The cash surrender value and death benefit for a policy would be different from those shown even if the actual rates of investment averaged 0%, 6% and 12% over a period of years but fluctuated above or below those averages for individual contract years. No representations can be made that these hypothetical investment rates of return can be achieved for any one year or sustained over any period of time. This illustration assumes current cost of insurance and expense charges remain unchanged.

                                     PART II

                                OTHER INFORMATION

                       CONTENTS OF REGISTRATION STATEMENT



This registration statement comprises the following papers and documents:

The facing sheet


The prospectus consisting of 69 pages



Representations pursuant to Section 26(e)(2)(A) of the Investment Company Act of 1940, previously furnished in Pre-effective Amendment no. 1 to the Registrant's Form S-6.


The signatures

Written consents of the following persons:

         KPMG Peat Marwick LLP

         Jones & Blouch L.L.P.

         Ronald L. Benedict, Esq.

         David W. Cook, FSA, MAAA

Exhibits:


(3)(a) Principal Underwriting Agreement for Variable Life Insurance, with compensation schedule, between the Depositor and Ohio National Equities, Inc.


All relevant exhibits, which have previously been filed with the Commission and are incorporated herein by reference, are as follows:

         (1) Resolution of the Board of Directors of the Depositor authorizing establishment of Ohio National Variable Account R was filed as Exhibit 1.(1) of the Registrant's registration statement on Form S-6 on June 7, 1985 (File no. 2-98265).

         (3)(b) Registered Representative's Sales Contract with Variable Life Supplement was filed as Exhibit (3)(b) of the Registrant's Form S-6, Post-effective Amendment no. 5, on April 18, 1991 (File no. 2-98265).

         (3)(c) Schedule of Sales Commissions was filed as Exhibit 1.(3)(c) of the Registrant's Form S-6 on October 15, 1986 (File no. 2-98265).


         (3)(d) Variable Contract Distribution Agreements (with compensation schedules) between the Depositor and Ohio National Equities, Inc. were filed as Exhibit (3)(d) of Post-effective Amendment no. 23 of Ohio National Variable Account A registration statement on Form N-4 (File no. 2-91213).


         (5) Flexible Premium Variable Life Insurance Policy, Form 96-VL-1, was filed as Exhibit (5) of the Registrant's Form S-6 on November 14, 1996.

         (6)(a)   Articles of Incorporation of the Depositor were filed as
                  Exhibit 1.(6)(a) of the Registrant's Form S-6 on June 7, 1985 (File no. 2-98265).


         (6)(b)   Code of Regulations (by-laws) of the Depositor were filed as
                  Exhibit 1.(6)(b) of the Registrant's Form S-6 on June 7, 1985 (File no. 2-98265).

         (8) Service Agreement between the Depositor and The Ohio National Life Insurance Company was filed as Exhibit 1.(8) of the Registrant's Form S-6 on June 7, 1985 (File no. 2-98265).

         (10) Variable Life Insurance Application Supplement: Suitability Information, was filed as Exhibit (10) of the Registrant's Form S-6 on November 14, 1996.

         (11) Memorandum describing the Depositor's purchase, transfer, redemption and conversion procedures for the contracts was filed as Exhibit 1.(11) of the Registrant's Form S-6 on October 15, 1986 (File no. 2-98265).

                                   SIGNATURES


As required by the Securities Act of 1933 and the Investment Company Act of 1940, the registrant, Ohio National Variable Account R certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this registration statement and has caused this post-effective amendment to the registration statement to be signed on its behalf in the City of Cincinnati and State of Ohio on the 23rd day of April, 1998.




                              OHIO NATIONAL VARIABLE ACCOUNT R
                                        (Registrant)

                              By OHIO NATIONAL LIFE ASSURANCE CORPORATION
                                        (Depositor)




                             By  /s/ John J. Palmer
                                 ------------------------------------
                                    John J. Palmer
                                    Senior Vice President, Strategic Initiatives




Attest:




 /s/ Ronald L. Benedict
 ----------------------
Ronald L. Benedict
Corporate Vice President,
Counsel and Secretary

Pursuant to the requirements of the Securities Act of 1933, the depositor has duly caused this post-effective amendment to its registration statement to be signed on its behalf by the undersigned thereunto duly authorized in the City of Cincinnati and the State of Ohio on the 23rd day of April, 1998.


                              OHIO NATIONAL LIFE ASSURANCE CORPORATION
                                        (Depositor)




                              By /s/ John J. Palmer
                                 ------------------------------------
                                    John J. Palmer
                                    Senior Vice President, Strategic Initiatives


Attest:


 /s/ Ronald L. Benedict
 ----------------------
Ronald L. Benedict
Corporate Vice President,
Counsel and Secretary


Pursuant to the requirements of the Securities Act of 1933, this post-effective amendment to the registration statement has been signed below by the following persons in the capacities with the depositor and on the dates indicated.



Signature                                         Title                                    Date
---------                                         -----                                    ----
/s/ David B. O'Maley                              Chairman, President
-----------------------------                     and Chief Executive
David B. O'Maley                                  Officer and Director                     April 23, 1998

/s/ Joseph P. Brom                                Senior Vice President
-----------------------------                     and Chief Investment
Joseph P. Brom                                    Officer and Director                     April 23, 1998

/s/ Ronald J. Dolan                               Senior Vice President
----------------------------                      and Chief Financial Officer
Ronald J. Dolan                                   and Director                             April 23, 1998

/s/ John J. Palmer                                Senior Vice President,
-----------------------------                     Strategic Initiatives
John J. Palmer                                    and Director                             April 23, 1998

/s/ Stuart G. Summers                             Senior Vice President and
-----------------------------                     General Counsel and
Stuart G. Summers                                 Director                                 April 23, 1998

/s/ Roylene M. Broadwell                          Vice President & Treasurer
-----------------------------
Roylene M. Broadwell                                                                       April 23, 1998



                         INDEX OF CONSENTS AND EXHIBITS

                                                                Page Number
Exhibit                                                         in Sequential
Number           Description                                    Numbering System

                 Consent of KPMG Peat Marwick LLP

                 Consent of Jones & Blouch L.L.P.

                 Consent of Ronald L. Benedict, Esq.

                 Consent of David W. Cook, FSA, MAAA


(3)(a)           Principal Underwriting Agreement for Variable
                 Life Insurance, with compensation schedule, between the Depositor and Ohio National Equities, Inc.

                                    CONSENTS

                             Jones & Blouch L.L.P.
                                 Suite 405-West
                         1025 Thomas Jefferson St., N.W.
                              Washington, DC 20007
                                 (202) 223-3500


                                 April 23, 1998



VIA EDGAR TRANSMISSION

Board of Directors
Ohio National Life Assurance Corporation
One Financial Way
Cincinnati, OH 45201


        Re:   Ohio National Variable Account R
              Registration Statement on Form S-6
              File No. 333-16133
              ----------------------------------


Dear Sirs:


        We hereby consent to the reference to this firm under the caption "Legal Matters" in the prospectus contained in post-effective Amendment No. 1 to the above-referenced registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933.



                                                 Very truly yours,

                                                 /s/ JONES & BLOUCH L.L.P.
                                                 -------------------------
                                                     Jones & Blouch L.L.P.

                 [OHIO NATIONAL FINANCIAL SERVICES LETTERHEAD]


                                                                  April 23, 1998




The Board of Directors
Ohio National Life Assurance Corporation
One Financial Way
Cincinnati, OH 43242



Re: Ohio National Variable Account R (1940 Act File No. 811-4320) Post-Effective Amendment No. 15 to File No. 2-98265
      Post-Effective Amendment No. 9 to File No. 33-53350
      Post-Effective Amendment No. 1 to File No. 333-16133


Ladies and Gentlemen:

The undersigned hereby consents to the use of my name under the caption of "Legal Opinions" in the registration statements on Form S-6 of the above captioned registrant.


As required by paragraph (b)(4) of Rule 485 under the Securities Act of 1933, the registrant has certified that the above-captioned post-effective amendments to the registrant's Form S-6 meet all the requirements for effectiveness pursuant to paragraph (b) of that Rule. Having reviewed this amendment, the undersigned confirms that the amendment does not contain any material that would render any of it ineligible to become effective pursuant to paragraph
(b).

                                   Sincerely,

                                   /s/Ronald L. Benedict
                                   ------------------------------------
                                   Ronald L. Benedict
                                   Corporate Vice President, Counsel
                                   and Secretary


RLB/nh

VARS6II

                 [OHIO NATIONAL FINANCIAL SERVICES LETTERHEAD]



                                                   April 23, 1998


Ohio National Life Assurance Corporation
One Financial Way
Cincinnati, Ohio 45242



Re: Ohio National Variable Account R (1940 Act File No. 811-4320) Post-Effective Amendment No. 15 to File No. 2-98265
      Post-Effective Amendment No. 9 to File No. 33-53350
      Post-Effective Amendment No. 1 to File No. 333-16133


Gentlemen:


I hereby consent to the use of my name under the heading "Experts" in the prospectuses included in the post-effective amendments to the above-captioned registration statements on Form S-6.

                                                Sincerely,

                                                /s/ David W. Cook
                                                ------------------------------
                                                David W. Cook, FSA, MAAA
                                                Senior Vice President and
                                                Actuary

DWC/nh

VARS6II